UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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NEWPARK RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

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April 29, 2009

Dear Fellow Stockholder:

At the request of the Board of Directors, you are cordially invited to attend the 2009 Annual Meeting of Stockholders of Newpark Resources, Inc., which will be held on Wednesday, June 10, 2009, at 10:00 a.m., Central Daylight Time, at The Marriott Woodlands Waterway Hotel & Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380. Both your Board of Directors and I hope you will be able to attend.

There are three items on this year’s agenda:

(1) the election of six directors to the Board of Directors;

(2) to consider and act upon a proposal to amend the 2006 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder from 2,000,000 to 5,000,000 shares of common stock; and

(3) the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year 2009.

These items are described fully in the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

Whether or not you plan to attend the Annual Meeting, it is important that you study carefully the information provided in the Proxy Statement and vote. Please promptly vote your shares by telephone, by the internet or, if the Proxy Statement was mailed to you, by marking, signing, dating and returning the proxy card in the prepaid envelope so that your shares can be voted in accordance with your wishes.

Sincerely,

PAUL L. HOWES
President and Chief Executive Officer

NEWPARK RESOURCES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2009

To the Stockholders of Newpark Resources, Inc.

The Annual Meeting of Stockholders of Newpark Resources, Inc., a Delaware corporation, will be held on Wednesday, June 10, 2009, at 10:00 a.m., Central Daylight Time, at The Marriott Woodlands Waterway Hotel & Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380, for the following purposes:

(1) To elect six directors;

(2) To consider and act upon a proposal to amend the 2006 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder from 2,000,000 to 5,000,000 shares of common stock;

(3) To consider and act upon a proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year 2009; and

(4) To consider and act upon other business that may properly come before the Annual Meeting or any adjournment or postponement.

Only stockholders of record at the close of business on April 13, 2009, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for 10 days prior to the Annual Meeting at our executive offices, 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please promptly vote your shares by telephone, by the internet or, if this Proxy Statement was mailed to you, by marking, signing, dating and returning it as soon as possible in the enclosed postage prepaid envelope in order that your vote be cast at the Annual Meeting. The giving of your proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record for you to follow in order to vote your shares.

BY ORDER OF THE BOARD OF DIRECTORS NEWPARK RESOURCES, INC.

Mark J. Airola
Vice President, General Counsel, Chief
Administrative Officer and Secretary

The Woodlands, Texas
Dated: April 29, 2009

NEWPARK RESOURCES, INC.
2700 Research Forest Drive, Suite 100
The Woodlands, Texas 77381

PROXY STATEMENT
APRIL 29, 2009

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Newpark Resources, Inc. for the Annual Meeting of Stockholders to be held at The Marriott Woodlands Waterway Hotel & Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380 on Wednesday, June 10, 2009, at 10:00 a.m., Central Daylight Time, and any postponements or adjournments of the Annual Meeting.

Record Date and Outstanding Shares

Only stockholders of record at the close of business on April 13, 2009 are entitled to receive notice of and to vote at the Annual Meeting. On that date, we had outstanding 88,658,728 shares of common stock, each of which is entitled to one vote upon each proposal presented at the Annual Meeting.

Notice of Internet Availability of Proxy Materials

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and related materials available over the internet under the “notice and access” delivery model. The “notice and access” rule removes the requirement for public companies to automatically send its stockholders a printed set of proxy materials and allows them instead to deliver to their stockholders a “Notice of Internet Availability of Proxy Materials” and to provide access to the documents over the internet. A Notice of Internet Availability of Proxy Materials was first mailed to all stockholders of record on or about April 29, 2009.

This Proxy Statement, the form of proxy and voting instructions are being made available on or about April 29, 2009 at www.proxyvote.com. You may also request a printed copy of this Proxy Statement and the form of proxy by telephone at 1-800-579-1639, via the internet at www.proxyvote.com or by email in accordance with the instructions given on the Notice of Internet Availability of Proxy Materials. Our Annual Report to Stockholders, including financial statements, for the fiscal year ended December 31, 2008, is being made available at the same time and by the same method described above. The Annual Report to Stockholders is not to be considered as part of the proxy solicitation material or as having been incorporated by reference.

Any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by making such request via the internet, email or by telephone. A request to receive proxy materials in printed form or electronically by email will remain in effect until the request is terminated by the stockholder.

Voting Information

Stockholders may vote in person at the Annual Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record for you to follow in order to vote your shares.

Revocation of Proxies

Any stockholder giving a proxy may revoke the proxy before it is voted by notifying our Secretary in writing before or at the Annual Meeting, by providing a proxy bearing a later date to our Secretary, by voting again via the internet or telephone, or by attending the Annual Meeting and expressing a desire to vote in person. If you are a beneficial owner and wish to change your vote, you must contact the bank, broker or other holder of record that holds your shares prior to the Annual Meeting to assist you with this process. Subject to this revocation, all proxies will be voted as directed by the stockholder on the proxy card. If no choice is specified, proxies will be voted

•	“FOR” the election of the directors nominated by the Board of Directors,

•	“FOR” amending the 2006 Equity Incentive Plan to increase the authorized shares thereunder, and

•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year 2009.

The proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting. Management is not currently aware of, nor does it intend to present at the Annual Meeting, any such other matters.

Your cooperation in promptly voting your shares via internet or telephone or, if you received this Proxy Statement by mail, by returning the enclosed proxy, will reduce our expenses and enable our management and employees to continue their normal duties for your benefit with minimum interruption for follow-up proxy solicitation.

Quorum

The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date is necessary to constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are counted for purposes of determining the presence of a quorum.

Beneficial Ownership

A “broker non-vote” occurs on an item of business at a meeting of stockholders when shares held by a nominee for a beneficial owner are present or represented at the meeting, but the nominee does not have voting power for that particular item of business and has not received instructions from the beneficial owner. Your nominee does not have authority to vote your shares at the Annual Meeting on the proposal to amend and increase the authorized shares under the Newpark Resources, Inc. 2006 Equity Incentive Plan unless the nominee has received explicit instructions from you with respect to that item. Therefore, if the nominee does not receive voting instructions from you with respect to that item, the nominee will not be able to vote your shares on that item, and, consequently, your shares will be considered a “broker non-vote” with respect to approving the amendment to increase the authorized shares under the Newpark Resources, Inc. 2006 Equity Incentive Plan. However, a nominee who holds your shares in its name is permitted to vote your shares on the election of directors and the ratification of the appointment of Deloitte & Touche LLP as our independent auditors even if the nominee does not receive voting instructions from you.

Election of Directors

A plurality vote is required for the election of directors. As described in greater detail below under the heading “Corporate Governance Guidelines and Code of Ethics,” in an uncontested election (i.e., an election where the number of nominees is not greater than the number of directors to be elected), any nominee who receives a greater number of “withheld votes” from his election than votes “for” his election is required to tender his resignation to the Chairman of the Board.

Approval of Other Matters

Approval of the amendment to the Newpark Resources, Inc. 2006 Equity Incentive Plan, ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year 2009 and all other matters submitted to a vote of the stockholders, other than the election of directors, require the affirmative vote of a majority of the shares present or represented at the Annual Meeting. Abstentions are not counted for purposes of the election of directors. Abstentions are counted in tabulations of the votes cast on other proposals presented to the stockholders and have the same legal effect as a vote against a particular proposal. Broker non-votes, if any, will not be considered in the tabulation of votes.

In addition to the vote required by our bylaws described above, under the New York Stock Exchange (“NYSE”) rules, approval of the amendment to the Newpark Resources, Inc. 2006 Equity Incentive Plan requires approval by a majority of votes cast on the proposal, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. The NYSE takes the position that a broker non-vote is not a “vote cast.” Accordingly, broker non-votes have to be subtracted when determining whether the 50% in interest test has been met.

Solicitation of Proxies

The cost of preparing, printing and delivering this Proxy Statement, the Notice of Annual Meeting and the form of proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by us. In addition to this distribution, officers and other regular employees of ours may solicit proxies personally, electronically or by telephone, but no additional compensation will be paid to these individuals on account of these activities. We will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them of record.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees and Voting

Six directors are to be elected at the Annual Meeting, each to hold office until the next Annual Meeting and until his successor has been elected. The Board of Directors has nominated for election as directors the six persons named below on the recommendation of the Nominating and Corporate Governance Committee. All nominees are incumbent directors. Mr. Walker Tucei, Jr. is currently serving as a member of the Board; however, he will not stand for re-election to the Board. Mr. Tucei will continue to serve as a member of the Board of Directors until his term expires at the 2009 Annual Meeting. The Board of Directors and Newpark wish to thank Mr. Tucei for his service and many contributions as a Director. The size of the Board will be reduced from seven to six members following Mr. Tucei’s departure. As a result the number of Directors following the 2009 Annual Meeting will be set at six.

The Board of Directors recommends that the stockholders vote “FOR” the election of these nominees. Unless directed otherwise, the persons named in the enclosed proxy intend to vote the shares of common stock represented by the proxies in favor of the election of these nominees. All of the Board’s nominees have indicated that they are able and willing to serve as directors. If for any reason one or more of these nominees are unable to serve, the persons named in the enclosed proxy will vote instead for another person or persons that the Board of Directors may recommend, or the number of directors may be reduced.

The following table sets forth certain information as of April 13, 2009, with respect to the Board’s nominees:

		Director
Name of Nominee	Age	Since

Jerry W. Box	70	2003
Gary L. Warren	59	2005
David C. Anderson	67	2006
Paul L. Howes	53	2006
James W. McFarland, Ph.D.	63	2006
G. Stephen Finley	58	2007

Business Experience of Director Nominees during the Past Five Years

Jerry W. Box joined our Board of Directors in March 2003. Mr. Box retired as President, Chief Operating Officer and director of Oryx Energy Company in 1999, after more than 30 years in the oil and gas exploration industry. Since June 2005, Mr. Box has served as a director of Cimarex Energy Co., an independent oil and gas exploration and production company listed on the New York Stock Exchange, with principal operations in the Mid-Continent, Gulf Coast, Permian Basin and Gulf of Mexico. Mr. Box serves on the Compensation and Governance Committee of Cimarex. Prior to that, from 1999 until June 2005, Mr. Box served as a director of Magnum Hunter Resources, Inc., an independent exploration and development company listed on the New York Stock Exchange. He also served as Chairman of the Board of Magnum Hunter from October 2004 to June 2005.

Gary L. Warren joined our Board of Directors in December 2005. From October 1999 until his retirement in September 2005, Mr. Warren served as President of the Drilling and Well Services Division and Senior Vice President of Weatherford International Ltd., a provider of mechanical solutions, technology and services for the drilling and production sectors of the oil and gas industry. From June 2006 until September 2008, Mr. Warren served as a director of Horizon North Logistics Inc., a Canadian-based service company which provides a diverse mix of products and services to the oil and gas, mining, forestry and pipeline industries focused primarily on Canada’s northern frontiers and Northwest Territory. Mr. Warren also served on Horizon’s Compensation and Audit Committees until September 2008. Mr. Warren has recently been nominated to serve as a Director of Trican Well Service Ltd, a Calgary-based, publicly traded company that provides pressure pumping and related oil field services.

David C. Anderson joined our Board of Directors in September 2006. Since 2003, Mr. Anderson has been the Chief Executive Officer of Anderson Hodges, a firm that he formed which provides senior-level executive search and related management consulting services to corporations and private equity, venture capital and professional services firms. Prior to this, from 1992 to 2003, he served in various management positions for Heidrick & Struggles, Inc., also an executive search firm, including President and Chief Operating Officer from 2001 to 2003. Mr. Anderson also served as a member of the Board of Directors of Heidrick & Struggles from 1996 through 1999, at which time the company completed a successful initial public offering, and he continued as a director after the public offering through 2002.

Paul L. Howes joined our Board of Directors and was appointed our Chief Executive Officer in March 2006. In June 2006, Mr. Howes was also appointed as our President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined our Board of Directors in March 2006, Mr. Howes was working privately as an inventor while engaging in consulting and private investing activities. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

James W. McFarland, Ph.D. joined our Board of Directors in November 2006. Dr. McFarland is the Rolanette and Berdon Lawrence Distinguished Chair in Finance and Professor of Finance and Economics in the A. B. Freeman School of Business at Tulane University. Dr. McFarland has continuously served as a member of Tulane’s faculty, since joining the university in 1988. He also serves as the Executive Director of the Tulane Energy Institute. Previously, Dr. McFarland was the Dean of the Freeman School from July 1, 1988, through June 30, 2005. Prior to joining the faculty at Tulane, he was the Dean of the College of Business Administration at the University of Houston. Dr. McFarland also has served on the faculties of Texas A&M University, the University of Louisiana-Lafayette, the University of Rhode Island, and the University of New Mexico. In addition to his academic appointments, he has worked as a researcher for the University of California Los Alamos National Laboratory and the Presidential Commission on the Nation’s Water Resources. Dr. McFarland serves on the Board of Directors and the Compensation Committee of Stewart Enterprises, Inc.

G. Stephen Finley joined our Board of Directors in June 2007. Mr. Finley served as the Senior Vice President, Finance & Administration, and Chief Financial Officer of Baker Hughes Incorporated from April 1999 to his retirement from that company in April 2006. Prior to that, from February 1982 to April 1999, Mr. Finley held various financial and administrative management positions with Baker Hughes. From June 2006 until June 2008, Mr. Finley served as a member of the Board of Directors of Ocean Rig ASA, which was a Norway-based drilling contractor that was listed on the Oslo, Norway stock exchange. He served on that board’s Nominations and Governance Committee and as Chairman of its Audit Committee. Since November 2006, Mr. Finley has served as a member of the Board of Directors, a member of the Audit Committee and Chairman of the Compensation Committee of Exterran GP, LLC, which is the general partner of Exterran, L.P., a leading provider of natural gas compression services and products. Mr. Finley also serves on the Board of Directors of a privately held company, Total Safety U.S., Inc., a global provider of integrated safety strategies and solutions for hazardous environments.

No family relationships exist among any of our directors or executive officers.

Shareholder Actions

Settlement of Shareholder Derivative and Class Action Litigation

In connection with our announcement regarding an internal investigation commissioned by our Audit Committee in April 2006, and subsequent announcements, we were served with a number of shareholder class action and derivative lawsuits. These suits asserted claims against us and certain of our former officers and current and former directors alleging damages resulting from the loss of value in our common stock and, derivatively, for damages we allegedly suffered.

In April 2007, we announced that we reached a settlement of our pending derivative and class action litigation. The settlement received final approval from the U.S. District Court for the Eastern District of Louisiana on October 9, 2007. Under the terms of the settlement, we paid $1.6 million which was accrued in the first quarter of 2007, and our directors and officers’ liability insurance carrier paid $8.3 million. A portion of these amounts were used to pay administration costs and legal fees. This settlement resolved all pending shareholder class and derivative litigation against us, our former and current directors, and former officers. As part of the settlement, however, we preserved certain claims against our former Chief Executive Officer and Chief Financial Officer for matters arising from invoicing irregularities at Soloco Texas, LP and the backdating of stock options.

James D. Cole Arbitration

By letter dated April 25, 2007, counsel for James D. Cole, our former Chief Executive Officer and former director, notified us that Mr. Cole was pursuing claims against us for breach of his employment agreement and other causes of action. Mr. Cole sought recovery of approximately $3.1 million purportedly due under his employment agreement and reimbursement of certain defense costs incurred in connection with the shareholder litigation, the SEC’s investigation, and our internal investigation. Mr. Cole also claimed $640,000 pursuant to the non-compete provision of his employment agreement. Pursuant to the terms of the employment contract, the matter was submitted to arbitration. We also submitted to the same arbitration proceedings the claims preserved against Mr. Cole arising from the derivative litigation referenced above. In the first quarter of 2009, we concluded a settlement agreement with Mr. Cole under which we have paid Mr. Cole a lump sum and released any claims we have against him arising from the derivative litigation. Our decision to settle this case was influenced by the fact that our internal investigation did not conclude that Mr. Cole gained direct personal financial benefit from the transactions that were the subject of the investigation. As part of the settlement, Mr. Cole, has released us from all remaining claims under his employment contract (including the non-compete provision) and his indemnity agreement.

Matthew Hardey Lawsuit

On November 2, 2007, we were served with a lawsuit filed on behalf of Matthew Hardey, our former Chief Financial Officer, against Newpark Resources and Paul L. Howes, our current Chief Executive Officer. The lawsuit was filed on October 9, 2007, in the 24th Judicial District Court in Jefferson Parish, Louisiana. We have removed this case to Federal Court (United States District Court for the Eastern District of Louisiana). The lawsuit includes a variety of allegations arising from our internal investigation and Mr. Hardey’s termination, including breach of contract, unfair trade practices, defamation, and negligence. The lawsuit does not specify the amount of damages being sought by Mr. Hardey. We dispute the allegations in the lawsuit and intend to vigorously defend our position.

SEC Investigation

On March 12, 2007, we were advised that the SEC has opened a formal investigation into the matters disclosed in Amendment No. 2 to our Annual Report on Form 10-K/A filed on October 10, 2006. We are cooperating with the SEC in their investigation.

CORPORATE GOVERNANCE

General

Under Delaware law, our business and affairs are managed under the direction of the Board of Directors. The Board of Directors establishes broad corporate policies, has responsibility for our overall performance and direction and authorizes various types of transactions but is not involved in the details of day-to-day operations. Members of the Board of Directors keep informed of our business by participating in Board and committee meetings, by reviewing reports and other materials provided to them and through discussions with the Chief Executive Officer and other officers. All members of the Board of Directors, other than our President and Chief Executive Officer, Mr. Howes, satisfy the independence requirements of the NYSE.

Each director is elected to a one-year term. Our Board of Directors held ten meetings during 2008. Each director attended at least 75% of the meetings of the Board of Directors held while serving as a member of the Board of Directors and of each committee of which he was a member that was held during the time he was a member.

In March 2005, the Board of Directors chose to separate the roles of Chairman of the Board and Chief Executive Officer. In June 2007, the Board of Directors elected Mr. Box as non-executive Chairman of the Board of Directors. The principal responsibilities of the non-executive Chairman of the Board are:

•	To manage the organization, functioning and affairs of the Board of Directors, in order to enable it to meets its obligations and responsibilities;

•	To facilitate the functioning of the Board of Directors independently of management and maintain and enhance the governance quality of the Company and the Board;

•	To interact regularly with the Chief Executive Officer and his staff on major strategy issues, handling of major business issues and opportunities, matters of corporate governance and performance issues, including providing feedback of other Board members and acting as a “sounding board” for the Chief Executive Officer;

•	Together with the Chair of the Compensation Committee, to conduct a formal evaluation of the Chief Executive Officer’s performance at least annually; and

•	To lead the Board of Directors in the execution of its responsibilities to the stockholders.

Given the substantial overlap of the duties of a non-executive Chairman of the Board and a lead independent director, the Board of Directors determined there is no need at this time to designate a lead independent director. A complete description of the responsibilities of the non-executive Chairman of the Board is set forth in a charter adopted by the Board of Directors, a copy of which is available in the “Corporate Governance” section under “Investor Relations” on our website at www.newpark.com. A description of the powers and duties of the Chairman of the Board also is set forth in our Amended and Restated Bylaws.

Corporate Governance Guidelines and Code of Ethics

Corporate Governance Guidelines

We are committed to adhering to sound principles of corporate governance and have adopted Corporate Governance Guidelines that the Board of Directors believes promote the effective functioning of the Board of Directors, its committees and our company. The Corporate Governance Guidelines conform to the NYSE corporate governance listing standards and SEC rules and address, among other matters, director qualifications, independence and responsibilities, majority vote principles, Board committees, Board access to senior management, the independent accountants and other independent advisors, compensation of directors and assessments of committee performance. The Corporate Governance Guidelines are available in the “Corporate Governance” section under “Investor Relations” on our website at www.newpark.com and are also available, without charge, upon request to our Corporate Secretary at Newpark Resources, Inc., 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381.

Majority Vote Policy

Our Corporate Governance Guidelines provide for a majority vote principle in connection with the election of our directors. Under our Corporate Governance Guidelines, in an uncontested election (i.e., an election where the number of nominees is not greater than the number of directors to be elected), any nominee who receives a greater number of votes “withheld” from his election than votes “for” his election must promptly tender his resignation to the Chairman of the Board unless he has previously submitted an irrevocable resignation in accordance with our Corporate Governance Guidelines. The Corporate Governance Guidelines also provide that the Board of Directors may require, in order for any incumbent director to become a nominee for further service on the Board of Directors, that the incumbent director submit to the Board of Directors an irrevocable resignation. The irrevocable resignation will be conditioned upon, and shall not become effective until there has been (i) a failure by that nominee to receive more votes “for” his election than votes “withheld” from his election in any uncontested election of directors and (ii) acceptance of the resignation by the Board of Directors. In the event a director receives a greater number of votes “withheld” from his election than “for” his election, the Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors regarding the action to be taken with respect to the tendered resignation. A director whose resignation is being considered will not participate in any committee or Board of Directors meetings where the consideration is his resignation. The Board of Directors will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following the certification of the stockholder vote, and the Board of Directors will promptly and publicly disclose its decision. Each of the nominees for election to the Board of Directors has submitted an irrevocable resignation in accordance with our Corporate Governance Guidelines.

Stock Ownership Guidelines

To encourage our non-employee directors to achieve and maintain an appropriate ownership interest in our company, the Board of Directors approved stock ownership guidelines. Section 8 of the Governance Guidelines requires each of our non-employee directors to own shares of our common stock valued at three times his annual cash retainer. Non-employee directors who were serving on our Board of Directors on March 7, 2007 will have five years from that date to obtain the required level of stock ownership. Non-employee directors elected to the Board of Directors after March 7, 2007 will have five years from the date of election to reach the required level of stock ownership. In the event of an increase in the annual cash retainer, the non-employee directors will have three years from the effective date of the increase to acquire any additional shares needed to meet the stock ownership guidelines.

Code of Ethics

The Board of Directors also has adopted a Code of Ethics for Senior Officers and Directors that applies to all directors, our principal executive officer, principal financial officer, principal accounting officer or controller, and other senior officers. The Code of Ethics contains policies and procedures applicable to our directors and supplements our Corporate Compliance and Business Ethics Manual which is applicable to all of our employees including our principal executive officer, principal financial officer, principal accounting officer and other senior officers. The purposes of the Code of Ethics, among other matters, are to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. The Code of Ethics promotes full, fair, accurate, timely and understandable disclosure in reports and other documents that we file with, or submit to, the SEC and in other public communications. The Code of Ethics also requires compliance with applicable governmental laws, rules and regulations including, without limitation, “insider trading” laws. The Code of Ethics further requires the prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons and accountability for adherence to the Code of Ethics.

Any amendments to, or waivers of, the Code of Ethics with respect to our principal executive officer, principal financial officer or principal accounting officer or controller, or persons performing similar functions, will be disclosed in a Current Report on Form 8-K, which will be available on our website, promptly following the date of the amendment or waiver.

Copies of our Code of Ethics for Senior Officers and Directors and our Corporate Compliance and Business Ethics Manual are available in the “Corporate Governance” section under “Investor Relations” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.

Related Person Transactions and Procedure

While we have not adopted a separate and formal policy for reviewing transactions in which “related persons” (directors, director nominees and executive officers or their immediate family members, or stockholders owning 5% or greater of our outstanding stock) have a direct or indirect material interest, our General Counsel and Chief Administrative Officer oversees our conflict of interest policy, which is included in both our Code of Ethics and our Corporate Compliance and Business Ethics Manual. Our conflict of interest policy applies to directors, officers and employees and is intended to avoid situations in which any of those persons has a potential or actual conflict of interest with us. Under our policy, conflicts of interest are prohibited and an officer, director or employee must promptly disclose any conflict of interest, including any transactions or relationships involving a potential conflict of interest. The conflicts of interest/corporate opportunity policy prohibits transactions and activities in which:

•	the related person exploits his or her position with us for inappropriate personal gain, including taking advantage of non-public information about us, our clients or vendors;

•	the related person causes us to engage in transactions with family members or friends of the related person;

•	the related person acquires or has a financial interest in our customers, vendors or competitors;

•	the related person takes for himself or herself or his or her family members opportunities that arise through the use of corporate property, information or position;

•	the related person uses corporate property, information or position for personal gain;

•	an officer or employee works for, or serves as a director or officer for or acts as a consultant to one of our competitors, customers, suppliers or contractors;

•	an officer or director may handle a transaction that is or could be used as a conflict because of a material connection with the individual or company involved; or

•	the related person receives from us or any of our customers or suppliers loans or guaranties of obligations.

Any director, officer or employee involved in any of the types of transactions described in our conflict of interest policy should immediately and fully disclose the relevant circumstances to the General Counsel, Audit Committee or the Board of Directors, in the case of a director or officer, or his or her immediate supervisor or the General Counsel and Chief Administrative Officer in the case of an employee, for a determination as to whether a potential or actual conflict of interest exists. Where appropriate, the General Counsel and Chief Administrative Officer will bring the potential or actual conflict of interest to the Audit Committee or the entire Board of Directors for review.

In addition, our executive officers, directors and director nominees complete annual questionnaires intended to identify any related-person transactions. All executive officers, directors and director nominees are required to identify, to the best of their knowledge after reasonable inquiry, business and financial affiliations involving themselves or their immediate family members that could reasonably be expected to give rise to a reportable related person transaction. Any potential related person transactions that are identified in the questionnaires are subject to review by the Audit Committee or the entire Board of Directors to determine whether it is advisable for us to amend or terminate the transaction. If a member of the Board of Directors is involved in the transaction, that director will be recused from all discussions and decisions about the transaction. Any transaction must be approved in advance wherever practicable, and if not practicable, is subject to review as promptly as practicable.

We are studying the advisability of implementing a policy directed more specifically to related person transactions.

Director Independence

The Board of Directors has determined that Messrs. Anderson, Box, Finley, McFarland, Tucei (who is not standing for re-election) and Warren are “independent directors” as that term is defined in the listing standards of the NYSE. In making these determinations regarding independence, the Board of Directors evaluated commercial, consulting, charitable, familial, and other relationships with each of its directors and entities of which he is an executive officer, partner, member, and/or significant stockholder. As part of this evaluation, the Board of Directors noted that none of the directors received any consulting, advisory, or other compensatory fees from us (other than for services as a director) or is a partner, member, or principal of an entity that provided accounting, consulting, legal, investment banking, financial, or other advisory services to our company, and none of the express disqualifications contained in the NYSE rules apply to any of them. Based on this independence review and evaluation, and on other facts and circumstances the Board of Directors deemed relevant, the Board of Directors, in its business judgment, determined that all of our directors and nominees are independent, with the exception of Mr. Howes who is our President and Chief Executive Officer.

Mr. Warren was a director of Horizon North Logistics Inc. until September 2008 and he continues to hold a minor interest in the company. In 2006, Horizon North Logistics Inc., a Canadian-based service company, acquired a potential competitor of Newpark Mats & Integrated Services LLC in the Canadian market for wooden mats. However, the Nominating and Corporate Governance Committee of the Board of Directors determined that Mr. Warren’s relationship with the potential competitor did not disqualify him from being considered independent since there is very limited overlap in service/product offerings between Newpark Mats & Integrated Services LLC and Horizon North Logistics Inc. and our strategic direction with our subsidiary. Effective September of 2008, Mr. Warren resigned from the Board of Directors of Horizon North Logistics, Inc.

Executive Sessions of Non-Management Directors

Our Corporate Governance Guidelines require the non-management directors to meet at least twice each year in executive session, without management present. However, management employees may be invited to attend portions of these meetings if deemed appropriate by the non-management directors to provide information necessary for the meetings. The executive sessions in 2008 were presided over by Mr. Box as our non-executive Chairman of the Board.

Interested parties may direct their concerns to the Chairman of the Board or to any other non-management director or directors by following the procedures set forth in the section below entitled “Stockholder Communication with Board Members.”

Committees of the Board of Directors

The Board of Directors has established three standing committees. These committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. All of these committees operate under written charters approved by the Board of Directors. The Chairman of the Board attends all Committee meetings, but does not cast a vote therein, with the exception of the Audit Committee to which he was appointed effective March 4, 2009. Copies of these charters, which set forth the specific responsibilities of the committees, as well as copies of our Corporate Governance Guidelines, the Code of Ethics for Senior Officers and Directors and the charter of the Chairman of the Board, are available in the “Corporate Governance” section under “Investor Relations” on our website at www.newpark.com. Stockholders also may obtain printed copies of these items, without charge, by contacting us at the following address:

Newpark Resources, Inc.
2700 Research Forest Drive, Suite 100
The Woodlands, Texas 77381
Attn: Corporate Secretary

Audit Committee

As of April 13, 2009, the members of the Audit Committee were G. Stephen Finley (Interim Chairman), Jerry W. Box, F. Walker Tucei, Jr. (who is not standing for re-election), James W. McFarland, PhD and Gary L. Warren. The Board of Directors has determined that each of the members of the Audit Committee is independent and “financially literate” under applicable SEC rules and NYSE listing rules and is an “independent director” under applicable NYSE listing rules and a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors also has determined that Mr. Tucei, Mr. Finley and Dr. McFarland are “audit committee financial experts” as defined by applicable SEC rules. The Audit Committee met twelve times during 2008 and did not take any action by unanimous written consent.

The Audit Committee is responsible for the selection, evaluation, compensation and, when necessary, replacement of the independent auditors. The Audit Committee also has responsibility for providing independent review and oversight of the integrity of our financial statements, the financial reporting process, our systems of internal accounting and financial controls, the performance of our internal audit function and the independent auditors, the independent auditors’ qualifications and independence, and our compliance with ethics policies and legal and regulatory requirements. The independent auditors report directly to the Audit Committee.

The specific responsibilities of the Audit Committee are set forth in the Committee’s charter, a copy of which is available in the “Corporate Governance” section under “Investor Relations” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.

Compensation Committee

As of April 13, 2009, the members of the Compensation Committee were James W. McFarland, PhD (Chairman), David C. Anderson and G. Stephen Finley. The Board of Directors has determined that each member of the Compensation Committee is an “independent director” under applicable NYSE listing rules, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act, and an “outside director” as defined under regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Compensation Committee met ten times during 2008 and did not take any action by unanimous written consent.

The Compensation Committee has responsibility for establishing, evaluating and administering our compensation arrangements, plans, policies and programs for our Chief Executive Officer and other executive officers and for administering our equity incentive plans. The Compensation Committee also has responsibility for making recommendations to the Board of Directors with respect to the adoption, approval and amendment of all broadly based, cash-based and equity-based incentive compensation plans.

The specific responsibilities of the Compensation Committee are set forth in the Committee’s charter, a copy of which is available in the “Corporate Governance” section under “Investor Relations” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.

Nominating and Corporate Governance Committee

As of April 13, 2009, the members of the Nominating and Corporate Governance Committee were David C. Anderson (Chairman), F. Walker Tucei, Jr. (who is not standing for re-election), and Gary L. Warren. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is an “independent director” under applicable NYSE listing rules and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Nominating and Corporate Governance Committee met six times during 2008 and did not take any action by unanimous written consent.

The Nominating and Corporate Governance Committee assists and advises the Board of Directors with respect to the size, composition and functions of the Board of Directors, identifies potential candidates for the Board of Directors and recommends to the Board of Directors a slate of qualified nominees for election as directors at each annual meeting, oversees the annual evaluation of the Board of Directors as a whole and the committees of the Board of Directors, and develops and advises the Board of Directors with respect to corporate governance principles, policies and practices. The Nominating and Corporate Governance Committee also serves as the Qualified Legal Compliance Committee for purposes of Section 307 of the Sarbanes-Oxley Act and ensures compliance with the standards of the SEC for professional conduct for attorneys appearing and practicing before the SEC in the representation of our company.

The specific responsibilities of the Nominating and Corporate Governance Committee are set forth in the Committee’s charter, a copy of which is available in the “Corporate Governance” section under “Investor Relations” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for periodically evaluating and making recommendations to the Board of Directors with respect to the size and composition of the Board of Directors. The Committee seeks to identify prospective directors who will strengthen the Board of Directors and evaluates prospective directors, including incumbent directors, in accordance with the criteria set forth in our Corporate Governance Guidelines and other criteria as may be set by the Board of Directors or the Committee. Some of the principal criteria include whether the candidate (i) is of the highest integrity and character; (ii) has familiarity with our business and industry; (iii) has independence of thought and financial literacy; (iv) is willing and able to devote sufficient time to effectively carry out the duties and responsibilities of a director; and (v) has the objectivity, ability and desire to represent the interests of the stockholders as a whole, free from any conflict of interest. Our Corporate Governance Guidelines include a director retirement age policy and provide that any person who is 72 years of age or more shall not be eligible to be elected as a director, although any director reaching the age of 72 while in office may serve the remainder of his or her term until the next annual stockholders meeting.

The persons recommended by the Nominating and Corporate Governance Committee and nominated by the Board of Directors to be elected as directors at the Annual Meeting include two incumbent directors who were named as defendants in two or more of the shareholder actions described above, Messrs. Box and Warren. The Board of Directors formed a Special Litigation Committee to manage the investigation and derivative actions. After conducting its investigation and analysis of the claims made in the derivative actions, the Special Litigation Committee approved the settlement of the derivative actions in 2007 on the terms outlined above. Based upon the information received from the Special Litigation Committee, and taking into account that each of the nominees is very knowledgeable about our company and that we have benefited from their past service, the Nominating and Corporate Governance Committee has determined that it is appropriate to nominate them to continue to serve as directors. The Special Litigation Committee was dissolved following the settlement of the shareholder actions.

The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders who meet the eligibility requirements for submitting stockholder proposals for inclusion in the next proxy statement, including those eligibility requirements set forth in our Corporate Governance Guidelines. In order to nominate a director at the annual meeting, our bylaws require that a stockholder follow the procedures set forth in the bylaws. (Our bylaws are available in the investor relations area of our web site at www.newpark.com.) In order to recommend a nominee for a director position, a stockholder must be entitled to vote in the election of directors and must provide notice in accordance with our bylaws. Stockholder nominations must be made pursuant to written notice delivered in accordance with the following instructions no later than ninety (90) days prior to the meeting; provided, that if the date of the meeting is not publicly announced more than one hundred (100) days prior to the meeting, such notice will be considered timely if properly delivered no later than the close of business on the tenth (10th) day following the day on which such announcement of the date of the meeting was communicated to the stockholders.

The stockholder notice must set forth the following:

1. name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

2. a representation that the stockholder is a holder of record of common stock entitled to vote at the meeting and intends to appear in person or by proxy to nominate the person or persons specified;

3. a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons under which the nomination(s) are made by the stockholder;

4. for each person the stockholder proposes to nominate for election as a director, all information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Schedule 14A promulgated under the Exchange Act;

5. for each person nominated, a written consent to serve as a director, if elected; and

6. a statement whether such nominee, if elected, intends to deliver an irrevocable resignation in accordance with our Corporate Governance Guidelines.

In addition to complying with the foregoing procedures, any stockholder nominating a director must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder.

The stockholder making the recommendation also should submit information demonstrating the number of shares he or she owns. Stockholders may send recommendations for director candidates for the 2010 Annual Meeting to the Nominating and Corporate Governance Committee by U.S. mail or overnight delivery at the following address: Chair, Nominating and Corporate Governance Committee, c/o Corporate Secretary, Newpark Resources, Inc., 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381.

Candidates recommended by the Nominating and Corporate Governance Committee must include a sufficient number of persons who upon election would be independent directors having the skills, experience and other characteristics necessary to provide qualified persons to fill all Board committee positions required to be filled by independent directors. In considering any candidates recommended by stockholders, the Nominating and Corporate Governance Committee will take into account the same factors as apply to all other prospective nominees.

Stockholder Communication with Board Members

The Board of Directors has established a process for stockholders to send communications, other than sales-related communications, to one or more of its members. These communications should be sent by letter addressed to the member or members of the Board of Directors to whom the communication is directed, care of the Corporate Secretary, Newpark Resources, Inc., 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381. These communications, other than sales-related communications, will be forwarded to the Board member or members specified.

Director Attendance at Annual Meeting

We have a policy encouraging the attendance of all directors at annual meetings of stockholders, and we make all appropriate arrangements for directors that choose to attend. All of our directors attended the 2008 Annual Meeting of Stockholders.

EXECUTIVE OFFICERS

As of April 13, 2009, our executive officers, their ages and positions with us are as follows:

Name	Age	Position

Paul L. Howes	53	President and Chief Executive Officer
James E. Braun	49	Vice President and Chief Financial Officer
Mark J. Airola	50	Vice President, General Counsel, Chief Administrative Officer and Secretary
Gregg S. Piontek	38	Vice President, Controller and Chief Accounting Officer
Bruce C. Smith	57	Vice President and President of Fluids Systems and Engineering
Samuel L. Cooper	52	Vice President and President of Environmental Services
William D. Moss	56	Vice President and President of Mats & Integrated Services

For a description of the business experience of Mr. Howes during the past five years, see above under the heading “Election of Directors — Business Experience of Nominees during the Past Five Years.”

James E. Braun joined us in October 2006 as our Vice President and Chief Financial Officer. Before joining us, since 2002, Mr. Braun was Vice President, Finance, of Baker Oil Tools, one of the largest divisions of Baker Hughes Incorporated, a provider of drilling, formation evaluation, completion and production products and services to the worldwide oil and gas industry. From 1998 until 2002, Mr. Braun was Vice President, Finance and Administration, of Baker Petrolite, the oilfield specialty chemical business division of Baker Hughes Incorporated. Previously, he served as Vice President and Controller of Baker Hughes Incorporated, and he was with Deloitte & Touche prior to joining Baker Hughes Incorporated.

Mark J. Airola joined us in October 2006 as our Vice President, General Counsel and Chief Administrative Officer and was appointed as our Secretary in December 2006. Mr. Airola has practiced law for 24 years, primarily with large, publicly traded companies. Most recently, from 1995 through September 2006, Mr. Airola was employed by BJ Services Company, a provider of pressure pumping and other oilfield services to the petroleum industry, serving initially as Assistant General Counsel and subsequently, in 2003, also being named as Chief Compliance Officer (and as an executive officer). From 1988 to 1995, Mr. Airola held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, and had initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company’s commercial litigation.

Gregg S. Piontek joined us in April 2007 and serves as our Vice President, Controller and Chief Accounting Officer. Before joining us, Mr. Piontek served in various financial roles for Stewart & Stevenson Services, Inc. and Stewart & Stevenson, LLC from 2001 through March 2007, including Divisional Controller, Assistant Corporate Controller, and most recently as Vice President and Chief Accounting Officer. Prior to that, Mr. Piontek served in various financial roles at General Electric, CNH Global N.V. and Deloitte & Touche LLP.

Bruce C. Smith joined us in April 1998 as our Vice President, International. Since October 2000, he has served as President of Fluids Systems and Engineering, and he also holds the title of Vice President of our company. Prior to joining us, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Samuel L. Cooper joined us in August 2005 as our Vice President-Sales and in November 2005, he became President of Environmental Services. He also serves as a Vice President of our company. Prior to joining us, from February 2002 to July 2005, he was Director of Operations of the Hydrocarbon Recovery group of USFilter, a Siemens business that recovers, recycles and reuses lubricants and fluids. He also served as the Southeast Regional Business Unit Manager of the Hydrocarbon Recovery group of USFilter from February 2002 through December 2003. From August 1998 through October 2001, he first served as Senior Vice President and then as Regional Vice President of U.S. Liquids Inc., a provider of liquid waste management services.

William D. Moss joined us in June 2008 as a Vice President of our company and President of Mats & Integrated Services. From April 1995 until June 2008, Mr. Moss held management positions at BJ Services Company, most recently since November 1997, as Division President of BJ Chemical Services. He served as Director, Logistics of BJ Services from April 1995 until October 1997. From 1998 to 1995, he was Vice President of Western Petroleum Services International Company. Prior to that, he spent 13 years in numerous leadership positions at Western Company of North America.

OWNERSHIP OF COMMON STOCK

Certain Beneficial Owners

The following table sets forth information, as of the date indicated in the applicable Schedule 13G with respect to each stockholder identified as beneficially owning greater than 5% of our common stock, the number of outstanding shares of our common stock and the percentage beneficially owned. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned by that person.

	Shares of Common Stock
	Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent

Wells Fargo & Company(1) 420 Montgomery Street San Francisco, California 94104	13,372,932	15.1%
FMR LLC(2) 82 Devonshire Street Boston, Massachusetts 02109	8,414,857	9.51%
Steinberg Asset Management, LLC(3) 12 East 49th Street, Suite 1202 New York, New York 10017	6,088,336	6.8%
Heartland Advisors, Inc.(4) 789 N. Water Street, Suite 500 Milwaukee, Wisconsin 53202	5,768,225	6.5%
Barclays Global Investors, NA(5) 400 Howard Street San Francisco, California 94105	5,305,302	6.0%
Dimensional Fund Advisors, LP(6) 1299 Ocean Avenue Santa Monica, California 90401	5,172,899	5.9%

(1)	Based solely on an Amendment No. 4 to a Schedule 13G jointly filed with the SEC on January 21, 2009 by Wells Fargo & Company, Wells Capital Management Incorporated, and Wells Fargo Funds Management, LLC. According to the Schedule 13G/A, (i) Wells Fargo & Company has sole voting power with respect to 13,207,972 shares, sole dispositive power with respect to 13,179,912 shares and shared dispositive power with respect to 56,150 shares; (ii) Wells Capital Management Incorporated has sole voting power with respect to 3,692,471 shares and sole dispositive power with respect to 12,961,236 shares; and (iii) Wells Fargo Funds Management, LLC has sole voting power with respect to 9,376,301 shares and sole dispositive power with respect to 216,346 shares. The address for each of Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC is 525 Market Street, San Francisco, California 94105.

(2)	Based solely on an Amendment No. 2 to Schedule 13G filed jointly with the SEC by FMR LLC and Edward C. Johnson 3d on February 17, 2009. According to the Schedule 13G/A, FMR LLC is the beneficial owner of 8,419,354 shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, VIP III Mid Cap Portfolio, amounted to 5,522,104 shares or 6.243% of the common stock outstanding. VIP III Mid Cap Portfolio has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity Management & Research Company (“Fidelity”), and the funds each has sole power to dispose of the 8,149,354 shares owned by certain funds. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the Boards of Trustees of the funds. Fidelity carries out the voting of the shares under written guidelines established by the Board of Trustees of the Fidelity funds.

(3)	Based solely on an Amendment No. 4 to Schedule 13G filed with the SEC on February 18, 2009. According to the Schedule 13G/A, Steinberg Asset Management, LLC has sole voting power and sole dispositive power with respect to 6,088,336 shares and Michael A. Steinberg has sole voting and sole dispositive power with respect to 2,700 shares. Michael A. Steinberg may be deemed to have beneficial ownership of the securities beneficially owned by Steinberg Asset Management, LLC and Michael A. Steinberg & Company, Inc.

(4)	Based solely on Amendment No. 2 to Schedule 13G filed with the SEC on February 11, 2009. According to the Schedule 13G/A, Heartland Advisors, Inc., a registered investment adviser, and William J. Nasgovitz, Heartland’s President and principal shareholder, share voting power with respect to 5,676,525 shares and share dispositive power with respect to 5,768,225 shares. These shares are deemed to be beneficially held by Heartland by virtue of its investment discretion and voting authority granted by certain clients, which may be revoked at any time, and by Mr. Nasgovitz as a result of his ownership interest in Heartland. Heartland and Mr. Nasgovitz disclaim beneficial ownership of these shares.

(5)	Based solely on a Schedule 13G jointly filed with the SEC on February 5, 2009 by Barclays Global Investors, NA, Barclays Global Fund Advisors, Barclays Global Investors, Ltd., Barclays Global Investors Japan Limited, Barclays Global Investors Canada Limited, Barclays Limited Global Investors Australia Limited, and Barclays Global Investors (Deutschland) AG. According to the Schedule 13G/A, (i) Barclays Global Investors, NA, has sole voting power with respect to 2,316,153 shares and sole dispositive power with respect to 2,657,450 shares and (ii) Barclays Global Fund Advisors has sole voting and sole dispositive power with respect to 2,647,852 shares.

(6)	Based solely on an Amendment No. 1 Schedule 13G filed with the SEC on February 9, 2009. According to the Schedule 13G/A, Dimensional Fund Advisors LP is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities and may be deemed to be the beneficial owner of the shares. However, all securities reported in the Schedule are owned by the investment companies, therefore, Dimensional Fund Advisors LP disclaims beneficial ownership of the securities.

Ownership of Directors and Executive Officers

The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of April 13, 2009, by (i) each current director and each nominee for director, (ii) each named executive officer identified in the Summary Compensation Table below, and (iii) all current directors and executive officers as a group. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned by that person, except to the extent that authority is shared by spouses under applicable law. None of the shares reported below are pledged as security.

	Shares Beneficially Owned
Name	Number		Percent(1)

Paul L. Howes	746,088	(2)	*
David C. Anderson	50,667	(3)	*
F. Walker Tucei, Jr.	93,667	(4)	*
Jerry W. Box	80,867	(5)	*
Gary L. Warren	32,667	(6)	*
James W. McFarland	65,667	(7)	*
G. Stephen Finley	25,000		*
James E. Braun	174,747	(8)	*
Mark J. Airola	179,747	(9)	*
Bruce C. Smith	125,012	(10)	*
William D. Moss	69,801	(11)	*
All current directors and executive officers as a group (13 persons)	1,704,659	(12)	1.9%

*	Indicates ownership of less than 1%.

(1)	The percentage ownership is based on 88,658,728 shares of common stock outstanding as of April 13, 2009. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or group of persons has the right to acquire within 60 days of April 13, 2009 (or June 13, 2009).

(2)	Includes (i) 531,668 shares issuable upon exercise of options and (ii) 80,000 shares which remain subject to a restricted stock award and will vest 40,000 shares on March 22, 2010 and 40,000 shares on March 22, 2011.

(3)	Includes 10,667 shares issuable upon the exercise of options.

(4)	Includes 46,667 shares issuable upon the exercise of options. Mr. Tucei is not standing for re-election at the 2009 Annual Meeting.

(5)	Includes 32,767 shares issuable upon the exercise of options.

(6)	Includes 12,667 shares issuable upon the exercise of options.

(7)	Includes 10,667 shares issuable upon the exercise of options.

(8)	Includes (i) 33,333 shares which remain subject to a restricted stock award and will vest on October 11, 2009 and (ii) 59,168 shares upon the exercise of options.

(9)	Includes (i) 33,333 shares which remain subject to a restricted stock award and will vest on October 2, 2009 and (ii) 59,168 shares upon the exercise of options.

(10)	Includes 103,501 shares issuable upon the exercise of options.

(11)	Includes 29,801 shares issuable upon the exercise of options.

(12)	Includes (i) 896,741 shares issuable upon the exercise of options and (ii) 126,666 shares which remain subject to restricted stock awards.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis describes the compensation provided to our named executive officers and other members of senior management, including the principles and processes used in determining their compensation.

This Compensation Discussion and Analysis addresses the following topics:

•	First, it discusses our executive compensation philosophy and how that philosophy is reflected in the key components of our executive compensation program;

•	Second, it discusses how we implement our executive compensation programs and the roles of our Compensation Committee, members of management, and the Compensation Committee’s independent consultant in establishing executive compensation;

•	Third, it discusses the key elements of our executive compensation program and how our compensation was determined for 2008 for our Chief Executive Officer and other named executive officers of the Company; and

•	Finally, the Compensation Discussion and Analysis discusses the employment agreements with our executive officers and other significant policies and matters related to executive compensation.

Executive Compensation Philosophy and Objectives

We design the executive compensation program to attract, motivate and retain the executive talent that we need in order to implement our business strategy and to improve long-term profitability and stockholder value. To this end, our executive compensation program is characterized by the following principal objectives:

•	Pay-for-performance;

•	Providing compensation programs that are competitive with market practice; and

•	Aligning long-term interests of executives and stockholders.

Pay-for-performance.  In determining targeted compensation levels, the Compensation Committee places a significant portion of each executive officer’s compensation at risk through the use of performance-based pay. Performance-based pay generally includes non-equity (cash) incentives for achievement of specified performance objectives and equity incentive compensation whose long-term value depends upon our stock price. The Compensation Committee believes incentive compensation should entail both short- and long-term performance criteria. The Compensation Committee typically sets 65-80% of the executive officer’s compensation as contingent, performance-based pay. Only executive officers with outstanding individual and corporate achievements may significantly exceed the median compensation (based on the oilfield services industry survey and peer group data) as a result of variable pay components (non-equity and equity incentives).

Competition and overall market position.  The Compensation Committee believes that the overall compensation of executive officers should be competitive with the market. As described in the “Compensation Benchmarking Relative to Market” section below, the Compensation Committee considers the oilfield services industry to be the market in which we vie for executive talent and we use a peer group of companies to determine the competitiveness of our compensation (in addition to general survey data from the oilfield services industry). In determining the proper amount for each compensation element, the Compensation Committee reviews the compensation targets for comparable positions at similar corporations with which we compete for executive talent, as well as internal relationships within the executive pay structure. The Compensation Committee targets the 50th percentile of overall compensation reflected in the peer group and survey data. This approach allows the Compensation Committee to respond more easily to additional factors it may consider. The Compensation Committee also considers changing business conditions, and by managing salaries and incentives evenly over a career, the potential is minimized for automatic increases of salaries and incentives that could occur with an inflexible and narrowly defined approach. This approach provides more flexibility to differentiate salaries and incentives to reflect a range of experiences and performance levels among executive officers. With respect to targeted incentives, we attempt to align the compensation of executive officers with similar levels of responsibility within our organization.

Some of the challenges that we face in recruiting and retaining talented executive and senior managers, when compared with other companies in the oilfield services industry (including our peers and competitors), are as follows:

•	Globally, our Fluids Systems and Engineering business unit is the fourth largest in terms of market share; however, we are much smaller than our competitors, such as M-I Swaco, Halliburton and Baker Hughes. To attract key personnel from these companies or other similarly successful oilfield services companies that do not have drilling fluids (such as Weatherford or BJ Services) we need to be creative in our approach to salaries, incentive targets and retention tools. For example, although many of the companies referenced above do not offer their executives employment agreements, we have determined that such agreements are critical to being able to attract and keep talented executives.

•	We are more vulnerable to slow-downs in North American drilling activity levels than our larger competitors. While each of our larger competitors has significant exposure to the North American market, they also have a greater percentage of their revenues originating from international markets and offer a wider scope of services, some of which are not as dependent on drilling rig activity as the drilling fluids business. Again, this disadvantage when compared to our competition requires that we be creative in the compensation plans we adopt for our key personnel.

Alignment with stockholder interests.  We believe that the interests of our stockholders and executives should be aligned by ensuring that a portion of our executive’s compensation is directly determined by appreciation in our stock price and performance criteria based upon earnings per share growth. To this end, the Compensation Committee provides long-term incentives to our executives to increase stockholder value and provides our executives with an opportunity to share in the value they create, which is consistent with our pay-for-performance philosophy. The Compensation Committee also allocates equity incentives (stock options and performance-based restricted stock, for example) so that the fair market value of the equity incentives at the time of the grant is approximately 1.92 to 2.03 (depending on the executive) times the value of the annual base salary. This value may only be realized if the performance or other vesting criteria are met over a period of time (typically three years) thereby aligning the interests of our executives with our stockholders.

The Process of Implementing and Managing our Executive Compensation Programs

Role of Compensation Committee.  The Compensation Committee of the Board of Directors currently consists of three independent non-employee directors, James W. McFarland, PhD (Chairman), David C. Anderson, and G. Stephen Finley. The non-executive Chairman of the Board, Jerry W. Box, attends the meetings of this Committee, but does not vote.

The Compensation Committee operates under a written charter adopted by the Board of Directors on June 11, 2003, and was last revised on September 9, 2008. The Compensation Committee charter is available in the “Corporate Governance” section under “Investor Relations” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary. In addition to the more specific responsibilities set forth in its charter, the Compensation Committee:

•	Discharges the Board of Director’s responsibilities with respect to all forms of compensation of our executive officers (although decisions regarding the compensation of the Chief Executive Officer require the participation of all of the independent directors of the Board);

•	Administers our equity incentive plans; and

•	Produces an annual compensation committee report for our proxy statement.

As part of its authority and responsibilities, our Compensation Committee establishes our overall compensation philosophy and reviews and approves our compensation programs. As further explained below, our Compensation Committee approves the specific compensation of our Chief Executive Officer (with the participation of all independent directors of the Board of Directors) and each of our other named executive officers. The Compensation Committee reviews the Compensation Committee charter annually to determine if there are any additional compensation or benefits issues it may need to address and to verify that the Compensation Committee has met all its assigned responsibilities for the year. This self-evaluation allows the committee members to assess areas for improvement in the compensation program and processes. The Compensation Committee establishes a calendar annually for specific compensation actions to address throughout the year.

The Compensation Committee has the authority to retain special counsel and other experts, including compensation consultants. These consultants and advisors report directly to the Compensation Committee. The Compensation Committee has retained Stone Partners, Inc., an independent compensation consulting firm, to support their responsibilities in determining executive compensation and related programs. In addition, Stone Partners provides information to the Compensation Committee about best practices in executive compensation and supports the Compensation Committee by preparing reports for its review and approval. Stone Partners reports directly to the Compensation Committee and does not perform any work for us without the knowledge of the Chairman of the Compensation Committee.

Role of executive officers and consultants in compensation decisions.  While the Compensation Committee determines our overall compensation philosophy and sets the compensation of our Chief Executive Officer and other executive officers, it looks to its compensation consultant, our Chief Executive Officer as well as our Chief Financial Officer, Chief Administrative Officer and Director of Human Resources to make recommendations with respect to specific compensation decisions. Our Compensation Committee, without management present, regularly meets in executive session and with its compensation consultant to review executive compensation matters including market and survey data as well as peer group information.

The Chief Executive Officer’s role in establishing compensation includes making recommendations to the Compensation Committee on performance evaluation, base salary, and both equity and non-equity incentive compensation for executive officers and senior management (other than the Chief Executive Officer). The Chief Executive Officer, Chief Financial Officer, Chief Administrative Officer, and Director of Human Resources, as invited guests, also participate in Compensation Committee meetings, from time to time, to provide information regarding our strategic objectives, financial performance, and recommendations regarding compensation plans. Management or the compensation consultant may be asked to prepare information for any Compensation Committee meeting. Depending on the agenda for a particular meeting, these materials may include:

•	Reports on our strategic objectives;

•	Financial reports;

•	Reports on achievement of individual and corporate performance objectives;

•	Information regarding compensation programs and compensation levels for executive officers, directors and other employees at peer companies;

•	Information on the total compensation of the executive officers, including base salary, cash incentives, equity awards, perquisites and other compensation, and any amounts payable to the executive officers upon voluntary or involuntary termination, early or normal retirement, or following a severance with or without a change in control; and

•	Information regarding all non-equity and equity incentive, health, welfare and retirement plans.

Compensation benchmarking relative to market.  The Compensation Committee believes that pay practices at other companies provide useful information in establishing compensation levels. The Compensation Committee recognizes that our compensation practices must be competitive in the marketplace in order to attract, retain and motivate key executive personnel. Benchmarking and aligning base salaries become critical to a competitive compensation scheme because other elements of compensation are affected by changes in base salary.

Accordingly, the Compensation Committee compares compensation levels for the executive officers with compensation levels at companies in an industry peer group. For 2008, Stone Partners analyzed the executive compensation data in proxy statements of a peer group consisting of publicly traded oilfield services companies comparable in size to us in annual revenues, market capitalization and corporate assets. The following companies were included in the peer group:

Basic Energy Services Inc.*	Complete Production Services, Inc.*
Core Laboratories NV	Dril-Quip, Inc.
Flotek, Inc.*	Oil States International, Inc.
RPC, Inc.*	Superior Energy Services, Inc.
Superior Well Services*	TETRA Technologies, Inc.

*	denotes additions to the peer group for 2008

The Compensation Committee considers these companies consistent and stable market references from one year to the next, although changes were made to the peer group in 2008 (W-H Energy was acquired by Smith International and Global Industries was dropped) and we review the peer group periodically to determine their continued suitability for comparison purposes. The compensation consultant assisted the Compensation Committee in reviewing the compensation paid to executive officers of these companies. The compensation consultant also provided the Compensation Committee with information regarding compensation programs and compensation levels for companies in the 25th, 50th and 75th percentiles of the compensation reflected in national salary survey data from:

•	Watson Wyatt’s Top Management Compensation Survey;

•	Stone Partner’s Oilfield Manufacturing and Services Executive Compensation Survey; and

•	William M. Mercer’s Energy Compensation Survey and Executive Compensation Survey.

Where possible, survey results are adjusted to reflect our size, based on annual revenue, and industry. The peer group and survey data collectively will be referred to as survey data throughout this document. The compensation consultant also provides advice on compensation trends and types of awards being used for equity incentive compensation.

The compensation philosophy described above guides the Compensation Committee in establishing targeted total direct compensation levels (i.e., compensation achievable upon attainment of target objectives) for each of our executive officers and the Compensation Committee generally targets the 50th percentile of overall compensation. The Compensation Committee also considers individual factors, including historical compensation levels, results achieved, experience, potential future contribution, role and responsibilities. In addition, the Compensation Committee reviews corporate factors, including competitive pay practices, the relative compensation levels among our executive officers, industry conditions, corporate performance, stockholder actions, and the overall effectiveness of the compensation program in achieving desired performance levels.

Timing and process of compensation decisions.  During the first quarter of each year, many compensation decisions are made, but the process of establishing compensation continues throughout the year. After considering the recommendations of our Chief Executive Officer and other members of management, the market data, surveys and analysis provided by its compensation consultant, and external market conditions, in the first quarter the Compensation Committee reviews and approves changes to the executive base compensation for the current year and payment of non-equity incentive compensation for the previous year and reviews performance relative to the targets for our equity incentive awards. In addition, during the first quarter, the process of establishing non-equity incentive pay for the current year begins with setting individual and corporate performance goals and objectives relevant to compensation of executive officers for the current year. The Chief Executive Officer actively provides input concerning strategic objectives and performance targets, based in large measure on our budget for the upcoming year. The Compensation Committee reviews the appropriateness of the financial measures used in the non-equity incentive plan and the degree of difficulty in achieving specific performance targets. Also during the first quarter, the Compensation Committee evaluates the performance of executive officers and begins preparation of this analysis for the stockholders.

During the second quarter of each year, the Compensation Committee typically reviews and establishes corporate performance objectives for executive officers under our equity incentive plans (although at times this can also be done in the first quarter) and reports its decisions and recommendations to the Board. The Compensation Committee reviews the appropriateness of the financial measures used in our equity incentive plans and the degree of difficulty in achieving specific performance targets. Financial performance objectives are based on our cumulative earnings per share over a designated period of time, but may include return on equity, return on capital employed, cash management, total return to stockholders or performance relative to peer companies.

During the fourth quarter, the Compensation Committee reviews and approves the total compensation strategy to assure alignment with business strategy, the next year’s salary merit increase budget for all employees, and the Compensation Committee’s performance and charter. The Compensation Committee uses “tally sheets” (summarizing the compensation for each executive) as part of the process for assessing executive compensation for compensation decisions.

On an as-needed basis, the Compensation Committee reviews and revises the compensation plans, including non-equity incentive, equity incentive, and special benefit and incentive plans, and provisions of employment and change in control agreements for executives. The Compensation Committee proposes any revisions of the plans to the Board of Directors, which then considers the changes and approves them before the revisions take place (subject to stockholder approval, as applicable). In addition, the Compensation Committee reviews employee health, welfare and retirement plans for design, funding and fiduciary responsibilities on a periodic basis.

Elements of Executive Compensation

Direct Compensation

Base Salary.  We provide executive officers with a base salary to compensate them fairly for the services they render throughout the year. As with total compensation, base salaries of executive officers are designed to be generally competitive with executive salary levels at our peer group companies. The Compensation Committee considers comparable salary information from the survey data that are provided by the compensation consultant as well as recommendations made by our Chief Executive Officer for our other executive officers. In addition, the Compensation Committee determines the base pay for our executive officers by considering each individual executive’s performance over time, experience, potential future contribution, role and responsibilities. Consequently, executive officers with higher levels of sustained performance over time and/or executive officers assuming greater responsibilities are paid correspondingly higher salaries.

We generally establish base salary compensation for our executive officers near the 50th percentile of the compensation reflected in the survey data collected for executive officers having similar responsibilities. The actual percentiles of individual base salary for the executive officers for 2008 were between the 42nd and 52nd percentiles. Base salary and comparison data also are provided under the section below labeled “The Compensation Committee Decisions — Base Salary Decisions” for each of our named executive officers during 2008.

Non-Equity Incentive Compensation.  Under our 2003 Executive Incentive Compensation Plan, which we refer to as the “EICP,” executive officers are eligible to receive annual cash bonuses based on achieving corporate and business unit financial goals and individual objectives. The specific performance measures are determined annually by the Compensation Committee. We intend for the plan to:

•	Create stockholder value;

•	Provide a financial incentive to focus on specific performance targets;

•	Reward employees based on individual and company/business unit performance; and

•	Encourage employees to continually improve our performance.

Our non-equity incentive compensation program promotes our pay-for-performance philosophy by providing executive officers with direct financial incentives in the form of annual cash payments based on individual, business unit and company performance. Annual incentives are designed to be in the range of the 50th percentile of the compensation reflected in the survey data when individual and corporate objectives are achieved and the range of the 50th to 75th percentile of the compensation reflected in the survey data when individual and corporate objectives are exceeded. The actual percentiles of individual base salary plus target non-equity incentives for the executive officers at the beginning of 2008 were between the 43rd and 51st percentiles of the compensation reflected in the survey data. Annual non-equity incentive awards are linked to the achievement of company-wide and business unit quantitative performance goals and can include individual objectives and are designed to place a significant portion of total compensation at risk.

The annual non-equity incentive opportunity (expressed as a percentage of base salary) for each participant in the EICP is based on his potential to affect operations and/or profitability. In 2008, the target non-equity incentive opportunities for Messrs. Howes and Smith were increased based on market data. In 2008, the threshold, target and maximum non-equity incentive opportunities for the named executive officers were as follows:

Name/Title	Threshold	Target	Maximum

Paul L. Howes,	24%	80%	160%
President and Chief
Executive Officer
James E. Braun,	15%	50%	100%
Vice President and
Chief Financial Officer
Mark J. Airola,	15%	50%	100%
Vice President,
General Counsel,
Chief Administrative
Officer and Secretary
Bruce C. Smith,	16.5%	55%	110%
Vice President of
Newpark and
President of Fluids
Systems and Engineering
William D. Moss,	15%	50%	100%
Vice President of
Newpark and
President of Mats &
Integrated Services

The non-equity incentive plan pays an incentive of between 15% and 24% (depending on the participant) of base pay for performance at 70% of the established financial performance objectives (threshold). Target performance for 2008 was set at the approved budget for the year. Over achievement performance (maximum payout) was set at 115% of budget for 2008. The threshold payout represents 30% of the target payout, while the maximum payout represents 200% of the target payout.

The Compensation Committee looks at the current and prior year’s achievements prior to setting new financial performance targets each year. The Compensation Committee intends to set financial performance targets at levels which will challenge the executive officers to achieve. The performance measures for 2008 for corporate executive officers were:

•	Total company adjusted earnings per share (weight 75%); and

•	Discretionary award based on a qualitative assessment of the executive’s performance in the following areas (weight 25%):

•	Maintaining or reducing safety incident rates

•	No environmental violations

•	Completing Employee Development Reviews (including succession planning, as appropriate)

•	Completion of Ethics Training, including for direct reports

•	Progress in implementation and execution of the strategic plan

•	Balance Sheet management

The performance measures for 2008 for business segment executive officers were:

•	Total company adjusted earnings per share (weight 25%);

•	Business unit earnings before interest and taxes, or EBIT (weight 50%); and

•	Discretionary award based on a qualitative assessment of the executive’s performance in the areas described above (weight 25%).

Non-Equity Incentive Plan Weighting for 2008

	Paul L.	James E.	Mark J.	Bruce C.	William D.
Metric	Howes	Braun	Airola	Smith	Moss

Company Financial	75%	75%	75%	25%	25%
Performance Objectives —
Earnings Per Share
Business Unit Financial				50%	50%
Performance Objective (EBIT)
Discretionary Component	25%	25%	25%	25%	25%

The final adjusted earnings per share achieved was $0.506 in 2008, as compared to the target of $0.523 for all executive officers. For purposes of our non-equity incentive plan, earnings were adjusted to reflect the impact of certain discontinued operations, costs associated with the abandoned sale of the Environmental Services business, and costs related to the litigation with our former Chief Executive Officer and former Chief Financial Officer. Our Fluids Systems and Engineering’s target EBIT for 2008 was $71 million (excluding our Excalibar barite business). Mats and Integrated Services’ target EBIT for 2008 was $22.6 million. The 2008 EBIT results were $84.8 million and $1.8 million, respectively, for these two business segments.

Equity Incentive Compensation.  We provide long-term incentive awards through regular grants of stock options and restricted stock to executive officers, senior managers and other key employees. Consistent with our compensation philosophy, stock option awards provide these key employees with additional incentives to maximize stockholder value and provide a link between their interests and the interests of our stockholders. Stock options generally have been granted each year as a component of long-term compensation with the size of the grants generally based on the executive officer’s responsibility level, base salary and performance. Our 2006 Equity Incentive Plan provides for stock options to be issued with an exercise price equal to the market value of our common stock on the date of grant, so that optionees will benefit only if the price of our stock appreciates. Stock options typically vest pro rata over three years. By utilizing vesting periods, the option program encourages key employees to remain in our employ and provides a long-term perspective to the compensation available under the option program. The Compensation Committee continues to make stock option awards under the 2006 Equity Incentive Plan.

To further align the interests of executive officers and stockholders, beginning in January 2003, the Compensation Committee made annual grants of performance-based restricted stock awards to our executive officers under the 2003 Long Term Incentive Plan and now also the 2006 Equity Incentive Plan. The awards are earned or vest if certain performance criteria are met during a three-year performance period. By providing for three-year overlapping performance periods, the grants under these incentive plans are intended to motivate and reward long-term performance. The Compensation Committee has chosen performance-based restricted stock because the Compensation Committee believes these awards provide value to an executive officer during periods of stock market volatility while stock options sometimes have a limited perceived value and may do little to retain executive officers if the current value of our stock goes below the option price.

The performance criteria applicable to the performance-based restricted stock awards made in 2006, 2007, and 2008 are cumulative earnings per share over the three-year performance period. Vesting of 20% of the number of shares of common stock subject to the awards occurs when our performance achieves “expected” levels for the performance criteria, and full vesting occurs if our performance is at the “over-achievement” level for the performance criteria, in each case measured over the entire three-year performance period. No shares are earned or vest if our performance level is below the “expected” level, and straight-line interpolation is used to determine vesting if performance is between “expected” and “over-achievement” levels.

In determining appropriate awards, the Compensation Committee periodically reviews competitive survey data, each executive’s past performance, ability to contribute to our future success and growth and time in the current job. The Compensation Committee also considers recommendations of the compensation consultant and Chief Executive Officer. The Compensation Committee also takes into account the risk of losing the executive to other employment opportunities. The Compensation Committee considers the foregoing factors together and makes a subjective determination with respect to awarding equity compensation to our executive officers. The Compensation Committee believes that market competitive grants, along with three-year vesting requirements, are the most effective method of reinforcing the long-term nature of the incentive. The Compensation Committee considers the value of previous awards and grants (whether vested or not) in determining a current year’s awards and grants.

Individual equity incentives (as a multiple of base salary) are based on a range around the 50th percentile of the equity incentives reflected in the survey data. The individual total direct compensation (target total cash plus long-term incentive awards) for the current executive officers were between the 36th and 57th percentiles of the compensation reflected in the survey data. Higher-level positions have greater emphasis on longer-term incentives. The size of long-term incentive awards will vary from year to year to reflect current year performance of our company and/or the individual and current market trends. The Compensation Committee determines the award level for executive officers, if any, on an annual basis usually in the first or second quarter each year. For 2008, the Compensation Committee chose to allocate 50% of these awards to stock options and 50% to performance-based restricted stock awards for the executive officers. This allocation provides for employment retention over time and significant incentive to improve stockholder value.

All equity awards to our employees, including executive officers, that have been granted are reflected in our consolidated financial statements at fair market value on the grant date in compliance with Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment,” which we refer to as FAS 123(R).

Indirect Compensation

Employee benefits are designed to be competitive and to attract and retain employees. From time to time, the Compensation Committee reviews our benefit plans and recommends that the Board implement certain changes to existing plans or adopt new benefit plans.

Health and Welfare Benefits.  We offer a standard range of health and welfare benefits to all employees, including executive officers. These benefit plans provide the same terms to all similarly situated employees.

These benefits include: medical, prescription drug, vision, and dental coverages, life, accidental death and dismemberment and travel accident insurance, short and long-term disability insurance, an employee assistance plan, health savings accounts, flexible spending accounts, and long-term care insurance. In addition, we pay the cost of an annual physical for each executive officer and executive officers have excess life insurance for which we pay the premiums. These costs are disclosed in the Summary Compensation Table.

Employee Stock Purchase Plan.  We offer an employee stock purchase plan allowing all employees to purchase our common stock through payroll deductions. The 1999 Employee Stock Purchase Plan expired in March of 2009. At the 2008 Annual Meeting, shareholders approved the 2008 Employee Stock Purchase Plan. We began offering purchases under the 2008 Employee Stock Purchase Plan beginning in January of 2009. Employees, including executive officers, can set aside up to 10% of their annual salary to purchase stock at 95% of the fair market value of the stock on the first or last day of the six month offering period, whichever is lower. Executive officers may not set aside more than $25,000 of their salary to purchase shares under this plan in any year.

401(k) Plan.  We offer a defined contribution 401(k) plan to our employees, including executive officers. The plan helps employees save for retirement, reduce current income taxes and defer income taxes on savings and investment income until retirement. The participants may contribute from 1-50% of their base and cash incentive compensation. Our 401(k) plan allows us to make matching contributions and in 2008 we made matching contributions under this plan of 100% on the first 3% of the employee’s compensation and 50% of the next 3% of the participant’s compensation. Employees are fully vested in employer contributions immediately. During 2008, an employee could contribute up to $15,500, and employees age 50 or older were allowed to make additional catch-up contributions to the plan up to $5,000.

Other Perquisites and Personal Benefits

We do not offer any perquisites or other personal benefits with a value over $10,000 beyond those outlined below to any executive. As an inducement to accept his employment offer, Paul L. Howes was granted an annual stipend of $20,000 for club dues and/or car expenses. Mark J. Airola was eligible for reimbursement of 50% of the initiation fee for country club membership up to a maximum of $30,000. As an inducement to accept their respective offers of employment, James E. Braun, Mark J. Airola and William D. Moss each receive a car allowance. These figures are included in the Additional Compensation of the Summary Compensation Table.

The Compensation Committee Decisions

This section describes the compensation decisions that the Compensation Committee made with respect to the executive officers for 2008 and prior to the date of this Proxy in 2009.

Executive Summary.  The Compensation Committee continued to apply the compensation principles described above in determining the compensation of the executive officers in 2008. The decisions were made in the context of a tight oilfield services labor market due to expanding exploration and production of oil and gas through much of 2008.

Base Salary Decisions.  Base salaries of executive officers for 2008 and 2009 were reviewed in March of 2008 and 2009, respectively, by the Compensation Committee with approved increases (if any) effective April 1 of each year. The Compensation Committee evaluated the performance of our company, the Chief Executive Officer (this evaluation was performed jointly with the independent directors) and the recommendations of the Chief Executive Officer regarding the other executive officers in addition to considering the individual factors listed above. In addition, the Compensation Committee also considered the conditions of the general economy and the energy services markets in particular. On the basis of its review in March of 2009, the Compensation Committee (along with the independent directors in the case of the Chief Executive Officer) approved no changes in the base salaries of the named executive officers for 2009. Thereafter, on April 20, 2009, the Compensation Committee (along with the independent directors in the case of the Chief Executive Officer) and with the agreement of the executive officers, approved a reduction in the base salaries of the named executive officers of 10%, to be effective May 1, 2009, through the end of 2009. Amendments to the respective employment agreement of the executive officers were subsequently executed.

	2008 Annualized	2009 Annualized
Executive/Title	Salary	Salary(1)

Paul L. Howes,	$486,000	$437,400
President and Chief Executive Officer
James E. Braun,	$298,920	$269,028
Vice President and Chief Financial Officer
Bruce C. Smith,	$337,050	$303,345
Vice President of Newpark and President of Fluids
Systems and Engineering
Mark J. Airola,	$291,040	$261,936
Vice President, General Counsel, Chief Administrative
Officer and Secretary
William D. Moss,	$270,000	$243,000
Vice President of Newpark and President of Mats &
Integrated Services(2)

(1)	Note that the reduction in salary is effective May 1, 2009 and will return to 2008 levels effective January 1, 2010, unless mutually agreed between the executive officer and the Compensation Committee.

(2)	Mr. Moss assumed this position effective June 2, 2008.

Non-Equity Incentive Compensation Decisions.  For 2008, our adjusted earnings per share was slightly below target, while the business segment EBIT for our Fluids and Engineering segment was above the overachievement level. EBIT for the Mats & Integrated Services segment was below the threshold level. Our adjusted earnings per share excluded certain items (earnings were adjusted to reflect the impact of certain discontinued operations, costs associated with the abandoned sale of the Environmental Services business, and costs related to the litigation with our former Chief Executive Officer and former Chief Financial Officer). The discretionary component factors (discussed above) were separately assessed by the Compensation Committee. As a result of the levels of achievement, executive officers received bonuses ranging from 54% to 87% of their 2008 base salaries (excluding Mr. Moss who received a bonus equal to 50% of his base salary for 2008 pursuant to his Employment Agreement). The values are reflected in the Summary Compensation Table.

Equity Incentive Compensation Decisions.  The following grants of performance-based restricted stock were made on June 10, 2008:

•	Paul L. Howes — 75,000 shares;

•	James E. Braun — 37,500 shares;

•	Mark J. Airola — 37,500 shares;

•	Bruce C. Smith — 45,000 shares; and

•	William D. Moss — 33,800 shares.

The performance criterion is cumulative earnings per share over the three-year performance period (2008 through 2010). The earnings per share calculation may be adjusted at the discretion of the Compensation Committee to exclude certain unusual items. In the past, those have included the impact of certain discontinued operations, balance sheet impairments, costs related to the class action litigation and shareholder derivative action, and expenses related to corporate investigative activities. Vesting of 20% of the number of shares of restricted stock subject to the awards occurs when our performance achieves “expected” levels for the performance criteria, and full vesting occurs if our performance is at the “over-achievement” level for the performance criteria, in each case measured over the entire three-year performance period. No shares are earned or vest if our performance level is below the “expected” level, and straight-line interpolation will be used to determine the number of shares earned if performance is between “expected” and “over-achievement” levels.

The following grants of options were made on June 10, 2008 and vest at a rate of one-third of the shares on each anniversary of the date of grant:

•	Paul L. Howes — 150,000 shares;

•	James E. Braun — 77,500 shares;

•	Mark J. Airola — 77,500 shares;

•	Bruce C. Smith — 87,500 shares;

•	William D. Moss — 69,400 shares.

On March 5, 2008, the Compensation Committee determined that the executive officers did not earn their performance restricted stock awards granted on June 7, 2005 (for the period 2005 to 2007) because they did not meet the threshold. On March 4, 2009, the Compensation Committee determined that the executive officers earned 62% of their performance restricted stock awards granted on November 6, 2006 (for the period 2006 to 2008).

In November 2006, the Compensation Committee authorized a grant to Mr. Smith of 50,000 phantom shares. This grant is performance-based over three years with one-third payable each year. The performance criterion for the 2006 through 2008 period is based upon achieving a 7% annualized growth in EBIT for Mr. Smith’s division. On June 30 of each year covered by the grant, the performance of the division (as measured by EBIT) will be compared on a year over year basis (calendar year 2006 as compared to calendar year 2005, for example) and if the year over year growth in EBIT is 7% or higher, Mr. Smith will receive one-third of the phantom award. If in any one-year comparison, the 7% growth rate is not achieved, Mr. Smith will not receive the award for that year. Each year is calculated separately; however, Mr. Smith has the ability to “catch-up” if the cumulative growth rate over the entire three-year period is equal to or exceeds a 7% annualized increase in EBIT, in which case Mr. Smith is entitled to receive the entire 50,000 phantom share award. This long-term incentive will be payable as cash under the 2003 Long Term Incentive Plan. The Compensation Committee authorized an additional grant of 50,000 phantom shares to Mr. Smith as an inducement for him to execute employment and non-compete agreements. This grant is not performance-based and vests ratably over a three-year period, with the first and second installments vesting in July 2007 and 2008. The grants to Mr. Smith were conditioned upon his execution of an employment agreement with us, which occurred on April 20, 2007.

In administering the long-term incentive plan, the Compensation Committee is sensitive to the potential for dilution of future earnings per share. In 2008, 510,000 stock options and 312,500 restricted stock awards were granted to seven executive officers and employees, or about 0.2% of total employees. The awards were approximately 0.9% of our outstanding shares as at the time of grant. Long-term cash incentive awards were granted to certain employees in 2008 in lieu of equity awards.

For further information regarding the awards, see the 2008 Grants of Plan-Based Awards Table.

Stock Ownership Guidelines.  Because the Compensation Committee believes in linking the interests of management and stockholders, we established stock ownership guidelines for our executive officers in March 2007. The ownership guidelines specify a multiple of salary that our executive officers must accumulate and hold within five years of the date of appointment or promotion as an executive officer or by December 31, 2012. The following table lists the specific requirements. Stock options and unearned performance restricted shares do not count toward satisfying these ownership guidelines.

Title	Ownership Target

Chief Executive Officer	3x salary
Chief Legal Officer and Chief Financial Officer	2x salary
Division Presidents and Other Designated Officers/Executives	1x salary

Executive Employment Agreements

Employment Agreement with Paul L. Howes.  On March 22, 2006, Mr. Howes entered into an employment agreement with us under which he serves as Chief Executive Officer. This agreement was amended on June 7, 2006 to add a definition for Change in Control. The agreement was amended again on December 31, 2008 to extend the term until March 31, 2011 and make certain changes to the Change in Control provisions to comply with Section 409A of the Internal Revenue Code. The term of the employment agreement now extends until March 31, 2011, with automatic renewal thereafter for successive one-year periods ending on each March 31, unless Mr. Howes’ employment is terminated by either party giving 60 days written notice. Under this employment agreement, Mr. Howes is entitled to receive the following compensation and benefits:

•	Annual base salary of $486,000 (subject to annual adjustment);

•	An opportunity under our executive incentive compensation plan to earn a cash bonus of between 24% and 160% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee. The performance metrics have been modified each year by the Compensation Committee, and for 2008, those metrics are described in the Non-Equity Incentive Compensation section above;

•	Eligibility to receive annual stock options and performance-based awards under our long term incentive plans as determined in the discretion of the Compensation Committee;

•	As an inducement to accept employment with us, an award of (i) options to purchase 375,000 shares at the market price at the close of business on March 22, 2006, which vest ratably over three years (as further memorialized by a Non-Statutory Stock Option Agreement dated as of March 22, 2006), and (ii) 200,000 time restricted shares, which vest ratably over five years (as further memorialized by a Stock Award Agreement dated as of March 22, 2006);

•	Payment of one-half the initiation fee for membership in the country club of Mr. Howes’ choice and an annual stipend of $20,000 to be used by Mr. Howes in his discretion for monthly club dues, automobile costs, and similar expenses;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Howes in the performance of his duties;

•	Four weeks of paid vacation;

•	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel; and

•	An annual medical examination.

Mr. Howes’ employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Howes’ election upon 30 days notice to us for “Good Reason” (as defined below) or Mr. Howes’ voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days notice given by us or Mr. Howes in advance of the expiration of the initial or any successive employment terms under Mr. Howes’ employment agreement.

As used in this agreement, “Good Reason” means (i) our unreasonable interference with Mr. Howes’ performance of his duties, (ii) a detrimental change in Mr. Howes’ duties, responsibilities or status, (iii) our failure to comply with our obligations under our agreements with Mr. Howes, (iv) diminution of Mr. Howes’ salary or benefits, (v) our failure to approve Mr. Howes’ business plan to move our corporate headquarters in whole or in part to Houston, Texas, (vi) our failure to obtain the assumption of Mr. Howes’ employment agreement by any successor or assignee of ours or (vii) the relocation of Mr. Howes’ principal place of employment by more than 50 miles (other than to Houston, Texas).

As used in this agreement, “Cause” means (i) conviction by a court of competent jurisdiction of, or entry of a plea of guilty or nolo contendere for an act constituting a felony; (ii) dishonesty, willful misconduct or gross neglect by Mr. Howes of his obligations under his employment agreement that results in material injury to us; (iii) appropriation (or an overt act attempting appropriation) of a material business opportunity of ours; (iv) theft, embezzlement or other similar misappropriation of our funds or property; or (v) failure to follow our reasonable and lawful written instructions or policy with respect to the services to be rendered and the manner of rendering services by Mr. Howes.

In the event Mr. Howes terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Howes will be entitled to (i) an amount equal to two times the amount of his then current base salary; (ii) an amount equal to two times the target bonus under the 2003 Executive Incentive Compensation Plan; (iii) full vesting of all time related restricted shares and options; (iv) continuation of medical and dental health benefits for him and any eligible dependents until the earlier (A) eligibility under another group health insurance plan or (B) 18 months following the date of termination; and (v) payment of outplacement services within the two year period after termination not to exceed $20,000.

Mr. Howes’ Employment Agreement includes a change in control provision which is discussed in the section entitled “Employment and Change in Control Agreements” below.

Employment Agreement with James E. Braun.  On September 18, 2006, Mr. Braun entered into an employment agreement with us under which he serves as Chief Financial Officer. The term of the employment agreement is from October 11, 2006 through October 11, 2009, with automatic renewal thereafter for successive one-year periods, unless Mr. Braun’s employment is terminated by either party giving 60 days written notice. Under this employment agreement, Mr. Braun is entitled to receive the following compensation and benefits:

•	Annual base salary of $275,000 (subject to annual adjustment);

•	An opportunity under our executive incentive compensation plan to earn a cash bonus of between 15% and 100% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

•	As an inducement to accept employment with us, an award of (i) 100,000 time restricted shares, which vest ratably over three years and (ii) $100,000 signing bonus;

•	Eligibility to receive annual stock options and performance-based awards under our long term incentive plans as determined in the discretion of the Compensation Committee;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Braun in the performance of his duties;

•	Car allowance;

•	Four weeks of paid vacation; and

•	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.

Mr. Braun’s employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Braun’s election upon 30 days notice to us for “Good Reason” (as defined below) or Mr. Braun’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days notice given by us or Mr. Braun in advance of the expiration of the initial or any successive employment terms under Mr. Braun’s employment agreement. As used in this agreement, “Good Reason” means (i) our unreasonable interference with Mr. Braun’s performance of his duties, (ii) a detrimental change in Mr. Braun’s duties, responsibilities or status, (iii) our failure to comply with our obligations under our agreements with Mr. Braun, (iv) diminution of Mr. Braun’s salary or benefits, (v) our failure to approve Mr. Howes’ business plan to move our corporate headquarters in whole or in part to Houston, Texas, (vi) our failure to obtain the assumption of Mr. Braun’s employment agreement by any successor or assignee of ours or (vii) the relocation of Mr. Braun’s principal place of employment by more than 50 miles (other than to Houston, Texas). As used in this agreement, “Cause” has the same meaning as in Mr. Howes’ Agreement.

In the event Mr. Braun terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Braun will be entitled to a lump sum payment equal to his then current base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year. In addition, Mr. Braun will receive (i) full vesting of all options and restricted stock, (ii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months) and (iii) payment of outplacement fees, within one year after termination, of up to $20,000.

Employment Agreement with Mark J. Airola.  On September 18, 2006, Mr. Airola entered into an employment agreement with us under which he serves as Vice President, General Counsel and Chief Administrative Officer. The term of the employment agreement is from October 2, 2006 through October 2, 2009, with automatic renewal thereafter for successive one-year periods, unless Mr. Airola’s employment is terminated by either party giving 60 days written notice. Under this employment agreement, Mr. Airola is entitled to receive the following compensation and benefits:

•	Annual base salary of $265,000 (subject to annual adjustment);

•	An opportunity under our executive incentive compensation plan to earn a cash bonus of between 15% and 100% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

•	As an inducement to accept employment with us, an award of (i) 100,000 time restricted shares, which vest ratably over three years and (ii) $100,000 signing bonus;

•	Eligibility to receive annual stock options and performance-based awards under our long term incentive plans as determined in the discretion of the Compensation Committee;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Airola in the performance of his duties;

•	Eligibility for reimbursement of country club membership initiation fee of 50% up to $30,000;

•	Relocation expenses up to $50,000;

•	Car allowance;

•	Four weeks of paid vacation; and

•	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.

Mr. Airola’s employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Airola’s election upon 30 days notice to us for “Good Reason” (as defined below) or Mr. Airola’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days notice given by us or Mr. Airola in advance of the expiration of the initial or any successive employment terms under Mr. Airola’s employment agreement. As used in this agreement, “Good Reason” means (i) our unreasonable interference with Mr. Airola’s performance of his duties, (ii) a detrimental change in Mr. Airola’s duties, responsibilities or status, (iii) our failure to comply with our obligations under our agreements with Mr. Airola, (iv) diminution of Mr. Airola’s salary or benefits, (v) our failure to approve Mr. Howes’ business plan to move our corporate headquarters in whole or in part to Houston, Texas, (vi) our failure to obtain the assumption of Mr. Airola’s employment agreement by any successor or assignee of ours or (vii) the relocation of Mr. Airola’s principal place of employment by more than 50 miles (other than to Houston, Texas). As used in this agreement, “Cause” has the same meaning as in Mr. Howes’ Agreement.

In the event Mr. Airola terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Airola will be entitled to a lump sum payment equal to his then current base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year. In addition, Mr. Airola will receive (i) full vesting of all options and restricted stock, (ii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months) and (iii) payment of outplacement fees, within one year after termination, of up to $20,000.

Employment Agreement with Bruce C. Smith.  On April 20, 2007, Mr. Smith entered into an employment agreement with us under which he serves as our Vice President and President of Fluids Systems and Engineering. The term of the employment agreement is from April 20, 2007 through April 20, 2010, with automatic renewal thereafter for successive one-year periods, unless Mr. Smith’s employment is terminated by either party giving 60 days written notice. Under this employment agreement, Mr. Smith is entitled to receive the following compensation and benefits:

•	Annual base salary of $300,000 (subject to annual adjustment);

•	An opportunity under our executive incentive compensation plan to earn a cash bonus of between 12% and 80% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee (which was changed by the Compensation Committee to 16.5% and 110%);

•	Eligibility to receive annual stock options and performance-based awards under our long term incentive plans as determined in the discretion of the Compensation Committee;

•	As an inducement to execute the employment agreement and the non-compete agreements, 100,000 phantom shares, 50,000 of which are performance restricted and 50,000 of which are time restricted over a three year period;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Smith in the performance of his duties;

•	Four weeks of paid vacation; and

•	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.

Mr. Smith’s employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Smith’s election upon 30 days notice to us for “Good Reason” (as defined below) or Mr. Smith’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days notice given by us or Mr. Smith in advance of the expiration of the initial or any successive employment terms under Mr. Smith’s employment agreement. As used in this agreement, “Good Reason” means (i) a detrimental change in Mr. Smith’s duties, responsibilities or status, (ii) our failure to comply with our obligations under our agreements with Mr. Smith, (iii) diminution of Mr. Smith’s salary or benefits, (iv) requiring Mr. Smith to relocate more than 50 miles from Houston, Texas. As used in this agreement, “Cause” has the same meaning as in Mr. Howes’ Agreement.

In the event Mr. Smith terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Smith will be entitled to a lump sum payment equal to his then current base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year. In addition, Mr. Smith will receive (i) full vesting of all options and restricted stock, (ii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months) and (iii) payment of outplacement fees, within one year after termination, of up to $20,000.

Employment Agreement with William D. Moss.  On June 2, 2008, Mr. Moss entered into an employment agreement with us under which he serves as Vice President and President of Mats & Integrated Services. The term of the employment agreement is from June 2, 2008 through June 1, 2011, with automatic renewal thereafter for successive one-year periods, unless Mr. Moss’ employment is terminated by either party giving

60 days written notice. Under this employment agreement, Mr. Moss is entitled to receive the following compensation and benefits:

•	Annual base salary of $270,000 (subject to annual adjustment);

•	An opportunity under our executive incentive compensation plan to earn a cash bonus of between 15% and 100% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee (for 2008, Mr. Moss is guaranteed a minimum bonus of 50% of his base salary);

•	As an inducement to accept employment with us, an award of (i) 20,000 options at the fair market value price on June 2, 2008 which vest ratably over three years (ii) 40,000 shares of time restricted stock, which vest over a four year period, 50% on the second anniversary of the Employment Agreement and the remaining 50% on the fourth anniversary of the Employment Agreement, and (iii) a signing bonus of $100,000, subject to being re-paid on a pro-rated basis if Mr. Moss voluntarily terminates the Employment Agreement in the first 12 months;

•	Eligibility to receive annual stock options and performance-based awards under our long term incentive plans as determined in the discretion of the Committee;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Moss;

•	Four weeks of paid vacation;

•	Life insurance equal to three times the executive’s base salary; and

•	Participation in the health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.

Mr. Moss’ employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Moss’ election upon 30 days notice to us for “Good Reason” (as defined below) or Mr. Moss’ voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days notice given by us or Mr. Moss in advance of the expiration of the initial or any successive employment terms under Mr. Moss’ employment agreement. As used in this agreement, “Good Reason” means (i) a detrimental change in Mr. Moss’ duties, responsibilities or status, (ii) our failure to comply with our obligations under our agreements with Mr. Moss, (iii) diminution of Mr. Moss’ salary or benefits, (iv) our failure to obtain the assumption of Mr. Moss’ employment agreement by any successor or assignee of us or (v) requiring Mr. Moss to relocate more than 50 miles from Houston, Texas. As used in this agreement, “Cause” has the same meaning as in Mr. Howes’ Agreement.

In the event Mr. Moss terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Moss will be entitled to a lump sum payment equal to his then current base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year. In addition, Mr. Moss will receive (i) full vesting of all options and restricted stock, (ii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months) and (iii) payment of outplacement fees, within one year after termination, of up to $20,000.

Tax and Accounting Implications

Accounting.  We account for equity compensation expenses for our employees under the rules of FAS 123R which requires us to estimate and record an expense for each award of long-term incentive compensation over the life of its vesting period.

Tax Deductibility of Pay.  In conducting the compensation programs applicable to our executive officers, the Compensation Committee considers the effects of Section 162(m) of the Internal Revenue Code, which denies publicly held companies a tax deduction for annual compensation in excess of $1 million paid to their chief executive officer or generally their three other most highly compensated corporate officers who are employed on the last day of a given year, unless that compensation is based on performance criteria that are established by a committee of outside directors and approved, as to their material terms, by that company’s stockholders.

Based on current interpretive authority, our ability to deduct compensation expense generated in connection with the exercise of options granted under our stock incentive plan should qualify as performance-based compensation and should not be limited by Section 162(m). Our performance restricted stock awards should qualify as performance-based compensation under Section 162(m) as well and, therefore, should be exempt from the deduction limit. To the extent the total of salary and other compensation for any of our applicable executive officers exceeds one million dollars in any year and does not qualify as performance-based compensation, the limitation on deductibility under Section 162(m) will apply. As a result, we have in the past and may from time to time in the future, pay compensation amounts to our executive officers that are not deductible.

Section 280G of the Internal Revenue Code disallows the deduction of any “excess parachute payment” paid in connection with certain change in control events. Section 4999 imposes a nondeductible excise tax on the recipient of any “excess parachute payment.” The Compensation Committee is aware of the possibility of a lost deduction in connection with any such payments and intends to take such actions as it deems reasonable and appropriate to preserve the deductibility of the full severance payment amounts that may become payable to the executive officers. There may be circumstances, however, in which “excess parachute payments” will be paid and will not be deductible by virtue of Section 280G.

Other Tax Implications

Section 409A of the Internal Revenue Code governs the taxation of certain types of “nonqualified deferred compensation.” Failure to comply with the requirements of Section 409A can result in adverse income tax consequences to our executives, including the accelerated income taxation of noncompliant compensation, the imposition of an additional 20% tax on such noncompliant compensation, and the imposition of interest on those taxes. We have taken precautions in the design of our employment agreements (including the severance and change in control provisions), as well as our 2006 Equity Incentive Plan and 2008 Executive Compensation Plan and all equity and incentive award agreements, to help ensure compliance with Section 409A and the regulations thereunder.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee in 2008 were Dr. McFarland (Chairman), Messrs. Anderson and Finley. No member of the Compensation Committee is a current or former officer or employee of ours or any of our subsidiaries or had any relationship requiring disclosure under applicable SEC rules. Additionally, none of our executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of our Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with our management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2008.

Compensation Committee of the Board of Directors

James W. McFarland, Ph.D. (Chairman)
David C. Anderson
G. Stephen Finley

EXECUTIVE COMPENSATION

The tables on the following pages show our compensation for our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers at fiscal year ended December 31, 2008.

Summary Compensation Table

				Stock	Option	Non-Equity
				Awards	Awards	Incentive Plan	All Other
Name and Principal Position	Year	Salary	Bonus	(1)	(1)	Compensation(2)	Compensation(3)	Total

Paul L. Howes	2008	$477,000	—	$514,025	$795,945	$417,147	$34,249	$2,238,366
President and	2007	$445,196	—	$368,291	$648,341	$173,321	$189,322	$1,824,471
Chief Executive Officer	2006	$302,649	—	$254,005	$389,230	$400,000	$114,074	$1,459,958

James E. Braun	2008	$294,690	—	$280,584	$116,318	$168,438	$28,471	$888,501
Vice President and	2007	$285,541	—	$209,509	$35,189	$79,404	$25,510	$635,153
Chief Financial Officer	2006	$56,058	$100,000	$43,519	—	$55,550	$232	$255,359

Bruce C. Smith	2008	$331,537	—	$385,899	$130,862	$288,298	$23,423	$1,160,019
Vice President and	2007	$311,250	—	$457,798	$52,862	$131,033	$45,118	$998,061
President of Fluids	2006	$273,000	—	$14,025	$17,673	$206,388	$28,289	$539,375
Systems and Engineering

Mark J. Airola	2008	$286,280	—	$264,584	$116,318	$156,474	$27,392	$851,048
Vice President,	2007	$275,349	—	$193,509	$35,189	$76,569	$26,691	$607,307
General Counsel, Chief	2006	$56,058	$100,000	$44,176	—	$53,530	$223	$253,987
Administrative Officer and Secretary

William D. Moss	2008	$156,461	$100,000	$29,124	$60,871	$85,000	$13,788	$445,244
Vice President and President of Mats & Integrated Services

(1)	Dollar amount reported is the amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2008, 2007 and 2006, as applicable, as determined pursuant to FAS 123(R). See Note 11, “Stock Based Compensation and Other Benefit Plans,” in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended 2008, for the relevant assumptions used to determine the valuation of our stock and option awards. The amounts represented for Mr. Smith includes an award of phantom stock, payable in cash, upon meeting certain time-restricted and performance based criteria.

(2)	Reflects amounts earned under our 2003 Executive Incentive Compensation Plan based on 2006, 2007 and 2008 performance, which were paid in 2007, 2008, and 2009, respectively.

(3)	The amount for “All Other Compensation” includes the following for 2008:

	Paul L.	James E.	Bruce C.	Mark J.	William
	Howes	Braun	Smith	Airola	D. Moss

Matching Contributions under 401(k)*	$10,350	$10,350	$10,350	$10,350	$3,213
Life Insurance	$1,932	$971	$3,163	$1,442	$1,475
Physical	$2,800	$1,550	—	—	—
Car Allowance/Personal Use of Company Car	—	$15,600	$9,910	$15,600	$9,100
Annual Stipend in accordance with Employment Agreement	$19,167	—	—	—	—

*	Includes true-up adjustments (positive and negative) made in 2009 for 2008 contributions pursuant to the terms of the 401(k) plan.

Grants of Plan-Based Awards In 2008

The following table sets forth certain information with respect to plan-based awards granted to the named executive officers identified in the Summary Compensation Table during 2008.

		Non-
		Equity
		Incentive							All	All Other		Grant
		Plan							Other	Option	Exercise	Date Fair
		Awards;							Stock	Awards:	or Base	Value
		Number	Estimated Future Payouts						Awards:	Number of	Price of	of Stock
		of Units	Under Non-			Estimated Future Payouts			Number	Securities	Option	and
	Grant	or	Equity Incentive Plan Awards			Under Equity Incentive Plan Awards(3)			of	Underlying	Awards	Option
Name	Date	Rights	Threshold	Target	Maximum	Threshold	Target	Maximum	Shares	Options(4)	($/Sh)(5)	Awards(6)

Paul L. Howes	N/A(1)	—	$116,640	$388,800	$777,600	—	—	—	—	—	—	—
	6/10/08	—	—	—	—	—	—	—	—	150,000	$7.89	$548,925
	6/10/08	—	—	—	—	10,000	—	75,000	—	—	—	$591,750
James E. Braun	N/A(1)	—	$44,838	$149,460	$298,920	—	—	—	—	—	—	—
	6/10/08	—	—	—	—	—	—	—	—	77,500	$7.89	$283,611
	6/10/08	—	—	—	—	7,500	—	37,500	—	—	—	$295,875
Bruce C. Smith	N/A(1)	—	$55,613	$185,377	$370,755	—	—	—	—	—	—	—
	6/10/08	—	—	—	—	—	—	—	—	87,500	$7.89	$320,206
	6/10/08	—	—	—	—	9,000	—	45,000	—	—	—	$355,050
Mark J. Airola	N/A(1)	—	$43,656	$145,520	$291,040	—	—	—	—	—	—	—
	6/10/08	—	—	—	—	—	—	—	—	77,500	$7.89	$283,611
	6/10/08	—	—	—	—	7,500	—	37,500	—	—	—	$295,875
William D. Moss	N/A(2)	—	—	$78,231	$156,461	—	—	—	—	—	—	—
	6/2/08	—	—	—	—	—	—	—	40,000	—	—	$298,000
	6/2/08	—	—	—	—	—	—	—	—	20,000	$7.45	$69,108
	6/10/08	—	—	—	—	—	—	—	—	69,400	$7.89	$253,969
	6/10/08	—	—	—	—	6,760	—	33,800	—	—	—	$266,682

(1)	Represents threshold, target and maximum performance goal achievement payout levels under our 2003 Executive Incentive Compensation Plan for 2008 performance based on annualized salary as of April 1, 2008. See “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the amount actually paid to each named executive officer for 2008 performance.

(2)	Mr. Moss was guaranteed minimum “Target” level bonus for 2008 under the terms of his Employment Agreement.

(3)	Represents shares of performance-based restricted stock granted under the 2003 Long Term Incentive Plan and the 2006 Equity Incentive Plan. The performance period for the awards is January 1, 2008 to December 31, 2010. These awards cliff vest after three years if the performance criteria are met. For more information concerning the performance-based restricted stock awards, see “Equity Incentive Compensation” and “The Compensation Committee Decisions — Equity Incentive Compensation Decisions” in the Compensation Discussion and Analysis. “Grant Date Fair Value” is based upon maximum award.

(4)	Represents stock options granted under the 2006 Equity Incentive Plan.

(5)	The exercise price of the stock option is equal to the grant date’s closing price of our common stock as reported by the NYSE.

(6)	See Note 11, “Stock Based Compensation and Other Benefit Plans,” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended 2008 for the relevant assumptions used to determine the valuation of our stock and option awards.

Outstanding Equity Awards at Fiscal Year End

	Option Awards						Stock Awards
												Equity
												Incentive
												Plan
							Number		Market	Equity		Awards:
				Equity Incentive			of		Value of	Incentive		Market
				Plan Awards:			Shares		Shares	Plan		or Payout
	Number of	Number of		Number of			of Stock		of Stock	Awards:		Value of
	Securities	Securities		Securities			That		Held	Number of		Unearned
	Underlying	Underlying		Underlying	Option		Have		That	Unearned		Shares
	Unexercised	Unexercised		Unexercised	Exercise	Option	Not		Have	Shares That		That Have
	Options (#)	Options (#)		Unearned	Price	Expiration	Vested		Not	Have Not		Not
Name	Exercisable	Unexercisable		Options (#)	($/Sh)	Date	(#)		Vested	Vested (#)		Vested

Paul L. Howes	250,000	125,000	(1)	—	$8.08	3/22/2013	—		—	—		—
	53,334	26,666	(2)	—	$7.17	12/28/2013	—		—	—		—
	26,667	53,333	(3)	—	$7.82	6/11/2017	—		—	—		—
	—	150,000	(4)	—	$7.89	6/9/2018	—		—	—		—
	—	—		—	—	—	120,000	(5)	$444,000	—		—
	—	—		—	—	—	—		—	50,000	(6)	$185,000
	—	—		—	—	—	—		—	50,000	(7)	$185,000
	—	—		—	—	—	—		—	50,000	(8)	$185,000
	—	—		—	—	—	—		—	25,000	(9)	$92,500
James E. Braun	16,667	33,333	(10)	—	$7.82	6/11/2017	—		—	—		—
	—	77,500	(11)	—	$7.89	6/9/2018	—		—	—		—
	—	—		—	—	—	33,333	(12)	$123,332	—		—
	—	—		—	—	—	—		—	22,500	(6)	$83,250
	—	—		—	—	—	—		—	30,000	(7)	$111,000
	—	—		—	—	—	—		—	37,500	(8)	$138,750
Bruce C. Smith	20,000	—		—	$7.50	4/1/2009	—		—	—		—
	15,000	—		—	$5.90	6/10/2010	—		—	—		—
	11,000	—		—	$5.61	6/9/2011	—		—	—		—
	15,000	—		—	$6.27	6/8/2012	—		—	—		—
	16,667	33,333	(10)	—	$7.82	6/11/2017	—		—	—		—
	—	87,500	(14)	—	$7.89	6/9/2018	—		—	—		—
	—	—		—	—	—	—		—	35,000	(6)	$129,500
	—	—		—	—	—	—		—	30,000	(7)	$111,000
	—	—		—	—	—	—		—	45,000	(8)	$166,500
Mark J. Airola	16,667	33,333	(10)	—	$7.82	6/11/2017	—		—	—		—
	—	77,500	(11)	—	$7.89	6/9/2018	—		—	—		—
	—	—		—	—	—	33,333	(13)	$123,332	—		—
	—	—		—	—	—	—		—	22,500	(6)	$83,250
	—	—		—	—	—	—		—	30,000	(7)	$111,000
	—	—		—	—	—	—		—	37,500	(8)	$138,750
William D. Moss	—	20,000	(15)	—	$7.45	6/1/2018	—		—	—		—
	—	69,400	(16)	—	$7.89	6/9/2018	—		—	—		—
	—	—		—	—	—	—		—	40,000	(17)	$148,000
	—	—		—	—	—	—		—	33,800	(9)	$125,060

(1)	The 125,000 options vest on March 22, 2009.

(2)	The 26,666 options vest on December 28, 2009.

(3)	The 53,333 options vest as follows: 26,667 on June 12, 2009 and 26,666 on June 12, 2010.

(4)	The 150,000 options vest as follows: 50,000 on June 10, 2009, 50,000 on June 10, 2010 and 50,000 on June 10, 2011.

(5)	The vesting schedule for the 120,000 shares of restricted stock outstanding is as follows: 40,000 on March 22, 2009, 40,000 on March 22, 2010 and 40,000 on March 22, 2011.

(6)	Awards issued under our 2003 Long-Term Incentive Plan which vest pursuant to achievement and certification of certain performance criterion for the three-year period ending December 31, 2008. For more information concerning the performance-based restricted stock awards, see “Equity Incentive Compensation” and “The Compensation Committee Decisions — Equity Incentive Compensation Decisions” in the Compensation Discussion and Analysis.

(7)	Awards issued under our 2003 Long-Term Incentive Plan which vest pursuant to achievement and certification of certain performance criterion for the three-year period ending December 31, 2009. For more information concerning the performance-based restricted stock awards, see “Equity Incentive Compensation” and “The Compensation Committee Decisions — Equity Incentive Compensation Decisions” in the Compensation Discussion and Analysis.

(8)	Awards issued under our 2003 Long-Term Incentive Plan which vest pursuant to achievement and certification of certain performance criterion for the three-year period ending December 31, 2010. For more information concerning the performance-based restricted stock awards, see “Equity Incentive Compensation” and “The Compensation Committee Decisions — Equity Incentive Compensation Decisions” in the Compensation Discussion and Analysis.

(9)	Awards issued under our 2006 Equity Incentive Plan which vest pursuant to achievement and certification of certain performance criterion for the three-year period ending December 31, 2010. For more information concerning the performance-based restricted stock awards, see “Equity Incentive Compensation” and “The Compensation Committee Decisions — Equity Incentive Compensation Decisions” in the Compensation Discussion and Analysis.

(10)	The 33,333 options vest as follows: 16,667 on June 12, 2009 and 16,666 on June 12, 2010.

(11)	The 77,500 options vest as follows: 25,834 on June 10, 2009, 25,833 on June 10, 2010 and 25,833 on June 10, 2011.

(12)	The 33,333 shares of restricted stock outstanding vest on October 11, 2009.

(13)	The 33,333 shares of restricted stock outstanding vest on October 2, 2009.

(14)	The 87,500 options vest as follows: 29,167 on June 10, 2009, 29,167 on June 10, 2010 and 29,166 on June 10, 2011.

(15)	The 20,000 options vest as follows: 6,667 on June 2, 2009, 6,667 on June 2, 2010 and 6,666 on June 2, 2011.

(16)	The 69,400 options vest as follows: 23,134 on June 10, 2009, 23,133 on June 10, 2010 and 23,133 on June 10, 2011.

(17)	The 40,000 shares of restricted stock outstanding vest as follows: 20,000 on June 2, 2010 and 20,000 on June 2, 2012.

Option Exercises and Stock Vested

The following table sets forth information for the named executive officers identified in the Summary Compensation Table with respect to stock options exercised and vesting on time-restricted shares for the fiscal year ended December 31, 2008.

	Option Awards		Stock Awards
	Number of Shares	Value		Value
	Acquired	Realized upon	Number of Shares	Realized
Name	on Exercise (#)	Exercise	Acquired on Vesting	on Vesting

Paul L. Howes	—	—	40,000	$187,200	(1)
James E. Braun	—	—	33,333	$191,665	(1)
Bruce C. Smith	—	—	33,332	$261,990	(2)
Mark J. Airola	—	—	33,333	$212,331	(1)
William D. Moss	—	—	—	—

(1)	Dollar values are calculated by multiplying the market price of our common stock on the vesting date by the number of shares vested and does not necessarily reflect the proceeds actually received by the named executive officer.

(2)	Reflects amount paid to Mr. Smith for phantom stock award vested. Value is calculated by multiplying the number of shares of phantom stock vested by the closing price of our common stock on June 30, 2008.

Employment Agreements and Change in Control Agreements

We have entered into employment agreements with each of our named executive officers. See “Executive Employment Agreements” within the Compensation Discussion and Analysis for a summary of these employment agreements and descriptions of compensation elements pursuant to which the amounts listed under the Summary Compensation Table and Grants of Plan-Based Awards in 2008 were paid or awarded and the criteria for such payment, including targets for payments of annual incentives, as well as performance criteria on which such payments were based. We have also adopted a change in control benefits policy applicable to our named executive officers and have entered into change in control agreements with our named executive officers other than Mr. Howes, who receives his benefits under his employment agreement. See “Potential Payments upon Change in Control” below for a summary of these benefits and agreements.

Potential Payments upon Change in Control

On March 7, 2007, the Board, upon recommendation of the Compensation Committee, approved a change in control benefits policy to all of our executive officers and other key executives and employees not to exceed a total of 30. Included within the executive officers receiving the change in control benefits are the following executive officers of our company: Paul L. Howes, James E. Braun, Mark J. Airola, Bruce C. Smith, William D. Moss, Samuel L. Cooper and Gregg S. Piontek. The change in control benefits require a change in control of our company and the termination of employment under certain circumstances described below to trigger the benefits to the executives and employees (often referred to as a “double-trigger”). Benefits to the executives and other employees under the policy are described below:

•	Payment of accrued but unpaid salary and a prorated annual bonus (at the target level) through the date of termination.

•	A lump sum payment in an amount equal to a multiple of that executive’s (i) base salary, plus (ii) a target bonus which will equal the higher of the bonus to which the executive would be entitled under our 2003 Executive Incentive Compensation Plan for the fiscal year preceding the termination or the highest bonus received by the executive under the incentive plan. The multiples established under the policy are: three times for the chief executive officer (which has subsequently been modified to 2.99 times in the Amended and Restated Employment Agreement of Mr. Howes), two times for the other executive officers and divisional presidents (a total of six individuals), and one time for the remaining designated key executives and employees.

•	Full vesting of all options, restricted stock and deferred compensation (whether time or performance-based).

•	Payment of outplacement fees up to $20,000 for the chief executive officer; $10,000 for the other executive officers and divisional presidents; and $5,000 for the remaining employees.

•	Continuation of life insurance, medical and dental health benefits, and disability benefits for a period ranging from one year to three years.

A change in control will be deemed to occur if:

•	there is a merger or consolidation of our company with, or an acquisition of our company or all or substantially all of our assets by, any other entity other than any transaction in which members of our Board immediately prior to the transaction constitute a majority of the board of the resulting entity for a period of twelve months following the transaction;

•	any person or group becomes the direct or indirect beneficial owner of 30% or more of our outstanding voting securities;

•	any election of directors occurs and a majority of the directors elected are individuals who were not nominated by a vote of two-thirds of the members of the Board or the Nominating and Corporate Governance Committee; or

•	we effect a complete liquidation of our company.

Under the policy, an executive or employee shall not be entitled to those benefits unless his employment is terminated, during the period commencing upon the date when we first have knowledge that any person or group has become a beneficial owner of 30% or more of our voting securities or the date we execute an agreement contemplating a change in control and ending two years after the change in control, for any reason other than:

•	death;

•	disability;

•	cause; or

•	resignation without good reason.

We have entered into change in control agreements with the designated executive officers and employees other than Paul L. Howes (his change in control benefits are included in his employment agreement). The tables below also reflects potential payments to the named executive officers upon the termination of their employment under their respective employment agreements. Effective April 23, 2008, the Compensation Committee approved the amendment to the change in control agreements previously issued to the named executive officers to provide that we are required to pay the executive a “gross-up payment” for excise taxes imposed under Section 4999 of the Internal Revenue Code. This amendment was approved to insure that the executive receives the total benefit intended by the change in control agreement, but includes a sunset provision, such that the “gross-up payment” provision will terminate in five years. This “amendment” was incorporated into the change in control provision of Mr. Howes’ Amended and Restated Employment Agreement, inclusive of the sunset provision.

The tables below reflect the amount of compensation to each of the named executive officers in the event of a change in control and termination of that executive’s employment under the terms of the above-described policy or, with respect to Mr. Howes, under his employment agreement. The amount of compensation payable to each named executive officer upon voluntary termination, voluntary termination for good reason or involuntary not-for-cause termination, termination following a change in control, for cause termination, and termination in the event of death or disability of the executive is shown below. The amounts shown assume that the termination was effective on December 31, 2008 and thus includes amounts earned through that time and are estimates of the amounts which would have been paid out to the executives upon their termination on such date. The value of the equity compensation awards was based on the closing price of our common stock of $3.70 on December 31, 2008. The actual amounts to be paid out can only be determined at the time of the executive’s separation from us. In the event of death or disability before the annual cash (short-term incentive) is paid, the Compensation Committee has the authority to pay (in full or on a prorated basis) the amount the employee would have received. We have assumed that the Compensation Committee would have authorized the payment of the full award for purposes of the tables below. As of December 31, 2008, none of the executives were eligible for retirement.

Paul L. Howes

		Voluntary
		Termination	Termination
	Voluntary	for Good Reason	due to	For Cause
	Termination	or Termination	Change in	Termination		Disability
	on	without Cause	Control on	on	Death on	on
Executive Compensation and Benefits	12/31/2008	on 12/31/2008	12/31/2008	12/31/2008	12/31/2008	12/31/2008

Compensation:
Base Salary	—	$972,000	$1,453,140	—	—	$243,000
Short-term Incentive (80% of base salary)	—	$777,600	$1,196,000	—	—	—
Long-term Incentives:
Employment Stock Options	—	—	—	—	—	—
Annual Stock Options	—	—	—	—	—	—
Employment Restricted Shares	—	$444,000	$444,000	—	—	—
Performance Based Restricted Shares	—	—	$647,500	—	—	—
Benefits and Perquisites:
Outplacement	—	$20,000	$20,000	—	—	—
Life Insurance Proceeds	—	—	—	—	$1,458,000	—
Disability Benefits per year*	—	—	—	—	—	$120,000
Health & Welfare Benefits	—	$28,376	$70,658	—	—	—
401(k) Employer Contribution	—	—	$23,288	—	—	—
280G Excise Tax and Reimbursement	—	—	$657,278	—	—	—
Total	$—	$2,241,976	$4,511,864	$—	$1,458,000	$363,000

*	Until no longer disabled or Social Security Retirement age.

James E. Braun

		Voluntary
		Termination
		for Good	Termination
	Voluntary	Reason or	due to	For Cause
	Termination	Termination	Change in	Termination
	on	without Cause	Control on	on	Death on	Disability on
Executive Compensation and Benefits	12/31/2008	on 12/31/2008	12/31/2008	12/31/2008	12/31/2008	12/31/2008

Compensation:
Base Salary	—	$298,920	$597,840	—	—	$149,460
Short-term Incentive (50% of base salary)	—	$149,460	$298,920	—	—	—
Long-term Incentives:
Employment Stock Options	—	—	—	—	—	—
Annual Stock Options	—	—	—	—	—	—
Employment Restricted Shares	—	$123,332	$123,332	—	—	—
Performance Based Restricted Shares	—	—	$333,000	—	—	—
Benefits and Perquisites:
Outplacement	—	$20,000	$10,000	—	—	—
Life Insurance Proceeds	—	—	—	—	$896,760	—
Disability Benefits per year*	—	—	—	—	—	$120,000
Health & Welfare Benefits	—	$23,069	$30,759	—	—	—
401(k) Employer Contribution	—	—	—	—	—	—
280G Excise Tax and Reimbursement	—	—	—	—	—	—
Total	$—	$614,782	$1,393,851	$—	$896,760	$269,460

*	Until no longer disabled or Social Security Retirement age.

Bruce C. Smith

		Voluntary
		Termination
		for Good
		Reason or	Termination
	Voluntary	Termination	due to	For Cause
	Termination	without	Change in	Termination		Disability
	on	Cause on	Control on	on	Death on	on
Executive Compensation and Benefits	12/31/2008	12/31/2008	12/31/2008	12/31/2008	12/31/2008	12/31/2008

Compensation:
Base Salary	—	$449,400	$674,100	—	—	$168,525
Short-term Incentive (55% of base salary)	—	$185,378	$370,755	—	—	—
Long-term Incentives:
Employment Stock Options	—	—	—	—	—	—
Annual Stock Options	—	—	—	—	—	—
Phantom Restricted Shares			$61,672
Employment Restricted Shares	—	—	—	—	—	—
Performance Phantom Restricted Shares			$61,672
Performance Based Restricted Shares	—	—	$407,000	—	—	—
Benefits and Perquisites:
Outplacement	—	$20,000	$10,000	—	—	—
Life Insurance Proceeds	—	—	—	—	$1,011,150	—
Disability Benefits per year*	—	—	—	—	—	$120,000
Health & Welfare Benefits	—	$9,399	$17,843	—	—	—
401(k) Employer Contribution	—	—	—	—	—	—
280G Excise Tax and Reimbursement	—	—	$—	—	—	—
Total	$—	$664,177	$1,603,041	$—	$1,011,150	$288,525

*	Until no longer disabled or Social Security Retirement age.

Mark J. Airola

		Voluntary
		Termination
		for Good
		Reason or	Termination
	Voluntary	Termination	due to	For Cause
	Termination	without	Change in	Termination		Disability
	on	Cause on	Control on	on	Death on	on
Executive Compensation and Benefits	12/31/2008	12/31/2008	12/31/2008	12/31/2008	12/31/2008	12/31/2008

Compensation:
Base Salary	—	$291,040	$582,080	—	—	$145,520
Short-term Incentive (50% of base salary)	—	$145,520	$291,040	—	—	—
Long-term Incentives:
Employment Stock Options	—	—	—	—	—	—
Annual Stock Options	—	—	—	—	—	—
Employment Restricted Shares	—	$123,332	$123,332	—	—	—
Performance Based Restricted Shares	—	—	$333,000	—	—	—
Benefits and Perquisites:
Outplacement	—	$20,000	$10,000	—	—	—
Life Insurance Proceeds	—	—	—	—	$873,120	—
Disability Benefits per year*	—	—	—	—	—	$120,000
Health & Welfare Benefits	—	$19,988	$31,962	—	—	—
401(k) Employer Contribution	—	—	—	—	—	—
280G Excise Tax and Reimbursement	—	—	—	—	—	—
Total	$—	$599,881	$1,371,414	$—	$873,120	$265,520

*	Until no longer disabled or Social Security Retirement age.

William D. Moss

		Voluntary
		Termination
		for Good	Termination
	Voluntary	Reason or	due to	For Cause
	Termination	Termination	Change in	Termination		Disability
	on	without Cause	Control on	on	Death on	on
Executive Compensation and Benefits	12/31/2008	on 12/31/2008	12/31/2008	12/31/2008	12/31/2008	12/31/2008

Compensation:
Base Salary	—	$648,000	$540,000	—	—	$135,000
Short-term Incentive (50% of base salary)	—	$324,000	$270,000	—	—	—
Long-term Incentives:
Employment Stock Options	—	—	—	—	—	—
Annual Stock Options	—	—	—	—	—	—
Employment Restricted Shares	—	$148,000	$148,000	—	—	—
Performance Based Restricted Shares	—	—	$125,060	—	—	—
Benefits and Perquisites:
Outplacement	—	$20,000	$10,000	—	—	—
Life Insurance Proceeds	—	—	—	—	$810,000	—
Disability Benefits per year*	—	—	—	—	—	$120,000
Health & Welfare Benefits	—	$16,553	$25,353	—	—	—
401(k) Employer Contribution	—	—	—	—	—	—
280G Excise Tax and Reimbursement	—	—	$—	—	—	—
Total	$—	$1,156,555	$1,118,413	$—	$810,000	$255,000

*	Until no longer disabled or Social Security Retirement age.

Retirement, Disability and Death

An executive officer who retires will be entitled to pay through the last day worked and 401(k) distributions. An executive officer who becomes disabled will be entitled to pay through the last day worked, disability benefits, 401(k) distributions and accidental dismemberment benefits, if applicable. The beneficiary of an executive officer who dies will be entitled to pay through the executive’s last day worked, 401(k) distributions and life insurance proceeds.

The impact of an employee’s retirement, disability or death on outstanding options can vary depending on the stock option plan under which the grants were made. Under our 2006 Equity Incentive Plan, upon termination of employment by reason of death or permanent disability, all vested options outstanding may be exercised in full at any time during the period of one year following termination of employment. Upon termination of employment by reason of retirement, all vested options may be exercised in full at any time during the period of 90 days following termination of employment. Under our 1995 Incentive Stock Option Plan, upon retirement, disability or death, all vested options may be exercised any time during the term of the option.

Forfeiture restrictions on any outstanding restricted stock awards will lapse if the employee’s employment is terminated due to death or a disability that entitles employee to receive benefits under our long term disability plan. Retirement is defined as the termination of employment for reasons other than cause on or after the attainment of age 65.

DIRECTOR COMPENSATION

The Compensation Committee regularly reviews the compensation of non-employee directors. The compensation consultant provides the Compensation Committee with industry trends in board compensation and recommends retainers and/or fees based on the peer company proxy information as well as national board survey data. The Compensation Committee then makes recommendations to the Board of Directors on the setting of Board compensation.

The following table describes the current compensation arrangements with our non-employee directors:

	Prior to	After
	May 1, 2009	May 1, 2009

Annual Cash Retainer Fee (Chairman of the Board)	$125,000	$112,500
Annual Cash Retainer Fee (other than the Chairman of the Board)	$45,000	$40,500
Additional Annual Cash Retainer Fee for Audit Committee Chair	$25,000	$25,000
Additional Annual Cash Retainer Fee for Audit Committee Members	$12,500	$12,500
Additional Annual Cash Retainer Fee for Other Committee Chairs	$20,000	$20,000
Additional Annual Cash Retainer Fee for Other Committee Members	$10,000	$10,000

Effective May 1, 2009, the Board of Directors approved a reduction to the cash fees payable to our non-employee directors for the fiscal year ending December 31, 2009. The Board has approved this reduction in light of our ongoing cost reduction initiatives, which included the reductions in the 2009 base salary of senior management. All of the non-employee directors’ fees are paid on a quarterly basis (excluding the Chairman of the Board), and all directors (including the Chairman of the Board) are reimbursed for travel expenses incurred in attending Board and committee meetings. Employee directors receive no additional consideration for serving as directors or committee members.

Option Grants under Non-Employee Directors’ Restricted Stock Plan

Under the Non-Employee Directors’ Restricted Stock Plan (previously known as the 2004 Non-Employee Directors’ Stock Option Plan), which we refer to as the 2004 Plan, each non-employee director automatically was granted an option to purchase 10,000 shares of common stock upon his or her initial election to the Board of Directors (whether elected by the stockholders or the Board of Directors) and each time the non-employee director was re-elected to the Board of Directors. Each option granted under the 2004 Plan had an exercise price equal to the fair market value of those shares on the date of grant, which was equal to the closing price of the common stock for the day on which the option was granted (or, if the date of grant was not a trading day, on the trading day immediately preceding that date).

In June of 2007, the stockholders approved an amendment to the 2004 Plan. As amended, the 2004 Plan authorizes grants of restricted stock to non-employee directors instead of stock options. Each of the non-employee directors was granted 10,000 shares of restricted stock on June 13, 2007. The vesting period for the restricted stock is one year (consistent with the terms of service for the directors).

In September of 2008, the Board of Directors approved an amendment to the 2004 Plan which provides that the number of shares granted upon initial and annual election to the Board shall be based on a fixed dollar value rather than a fixed number of shares. Effective as of the 2009 Annual Meeting, the number of restricted shares granted will be equal to the number of restricted shares having a “fair market value” (as defined in the 2004 Plan) on the date of grant equal to $125,000. The vesting of the restricted stock remains at one year.

Compensation of Directors

	Fees
	Earned	Stock
	or Paid	Awards	Option
Name	in Cash ($)(1)	($)(2)	Awards ($)(2)(3)	Total

David C. Anderson	$93,750	$79,479	$18,617	$191,846
Jerry W. Box	$135,417	$79,479	$18,729	$233,625
James W. McFarland, Ph.D.	$96,875	$79,479	$20,433	$196,787
F. Walker Tucei, Jr(4)	$100,000	$79,479	$18,729	$198,208
Gary L. Warren	$84,375	$79,479	$22,930	$186,784
G. Stephen Finley	$84,375	$79,479	—	$163,854

(1)	For 2008, the dollar amounts include five quarterly payments.

(2)	The dollar amounts reported in the Stock Awards and Option Awards columns is the amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008 as determined pursuant to FAS 123(R). See Note 11, “Stock Based Compensation and Other Benefit Plans,” in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for fiscal year ended 2008, for the relevant assumptions used to determine the valuation of our stock and option awards. The grant date fair value of the restricted stock awarded in 2008, as determined pursuant to FAS 123R, was $7.86 per share.

(3)	The following are the aggregate number of options outstanding that have been granted to each of our non-employee directors as of December 31, 2008, prior to the amendment to the 2004 Plan, which authorized the issuance of restricted stock: Mr. Anderson — 20,000; Mr. Box — 36,100; Dr. McFarland — 20,000; Mr. Tucei — 50,000; and Mr. Warren — 20,000. Messrs. Anderson, Box, Finley, Tucei, Warren and Dr. McFarland each have 10,000 shares of restricted stock outstanding which will fully vest June 10, 2009.

(4)	Mr. Tucei is not standing for re-election at the 2009 Annual Meeting.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information with respect to the equity compensation plans maintained by us as of December 31, 2008, under which our equity securities may be issued in the future, and with respect to individual compensation arrangements as of December 31, 2008.

Number of Securities
	Number of			Remaining Available
	Securities to be		Weighted-Average	for Future Issuance
	Issued Upon		Exercise Price of	Under Equity
	Exercise of		Outstanding	Compensation Plans
	Outstanding		Options,	(Excluding Securities
	Options, Warrants		Warrants and	Reflected in
	and Rights		Rights	Column a)
Plan Category	(a)		(b)	(c)

Equity compensation plans approved by stockholders	3,199,090	(1)	$6.75	1,366,855	(2)
Equity compensation plans not approved by stockholders(3)	400,000		$7.93	—

Total(4)	3,599,090		$6.88	1,366,855

(1)	Includes options issued under the 1993 Non-Employee Directors’ Stock Option Plan, the 1995 Incentive Stock Option Plan, the 1999 Employee Stock Purchase Plan, the Non-Employee Directors’ Equity Incentive Plan and the 2006 Equity Incentive Plan.

(2)	Includes 421,606 shares available for issuance under the 1999 Employee Stock Purchase Plan, 34,750 shares available for issuance under the 2003 Long Term Incentive Plan, 693,333 shares available for issuance under the Non-Employee Directors’ Equity Incentive Plan and 217,166 shares available for issuance under the 2006 Equity Incentive Plan.

(3)	Represents options issued pursuant to individual compensation arrangements for Paul L. Howes and Sean D. Mikaelian.

(4)	The table does not include information regarding the proposed amendment to the 2006 Equity Incentive Plan to be considered at the 2009 Annual Meeting.

Howes Plan

As an inducement to his employment, Mr. Howes was awarded, effective March 22, 2006, an option to purchase 375,000 shares at an exercise price of $8.08, which is evidenced by a Non-Statutory Stock Option Agreement dated March 22, 2006. The option vests and becomes exercisable annually at a rate of one-third (1/3) of the shares subject to the option on each anniversary of the date of grant.

Mikaelian Plan

As an inducement to his employment, Sean D. Mikaelian (former executive officer of Newpark) was awarded, effective May 18, 2006, an option to purchase 25,000 shares at an exercise price of $5.75, which grant is evidenced by a Non-Statutory Stock Option Agreement dated May 18, 2006. The option vests and becomes exercisable annually at a rate of one-third (1/3) of the shares subject to the option on each anniversary of the date of grant.

PROPOSAL NO. 2

APPROVAL TO AMEND THE 2006 EQUITY INCENTIVE PLAN

Introduction

The 2006 Equity Incentive Plan was initially adopted by the Board of Directors on November 13, 2006, and approved by the stockholders at the 2006 Annual Meeting. Our Board of Directors subsequently approved and adopted Amendment One to the Newpark Resources, Inc. 2006 Equity Incentive Plan to meet the requirements of, and to facilitate compliance with, Section 409A of the Internal Revenue Code (the 2006 Equity Incentive Plan, as amended, is referred to as the “2006 Plan”). The 2006 Plan enables the Compensation Committee to grant to key employees, including executive officers and other corporate and divisional officers, of Newpark and its subsidiaries a variety of forms of equity-based compensation, including grants of options to purchase shares of common stock, shares of restricted common stock, restricted stock units, stock appreciation rights, other stock-based awards, and performance-based awards.

The maximum number of shares of common stock currently authorized for issuance under the 2006 Plan set at 2,000,000. On April 20, 2009, the Board of Directors of Newpark authorized, subject to stockholder approval, an amendment to the 2006 Plan to increase the number of shares available for issuance under the 2006 Plan by 3,000,000 shares. The proposed amendment, if approved by Newpark’s stockholders, will (i) increase the number of shares available for issuance under the 2006 Plan to 5,000,000 shares, and (ii) increase the number of shares which may be issued in connection with incentive stock options granted under the 2006 Plan to 5,000,000 shares. As of December 31, 2008, approximately 217,166 shares of common stock remained available for grants under the 2006 Plan. As a result of the limited number of shares of common stock remaining available for issuance under the 2006 Plan, we are requesting that the stockholders approve the proposed amendments and increase the number of shares authorized for issuance under the 2006 Plan by 3,000,000 shares to cover anticipated awards to be granted by us in the future in accordance with our normal compensation practices.

The purpose of the 2006 Plan is to promote the interests of Newpark and its stockholders by assisting Newpark in attracting, retaining and motivating employees of Newpark and its subsidiaries and to increase their interest in the success of Newpark in order to promote our long-term interests. The Board of Directors believes the opportunity to receive awards under the 2006 Plan provides an important incentive to employees to make significant and extraordinary contributions to the long-term performance and growth of Newpark.

The following summary of the principal features of the 2006 Plan is qualified in its entirety by reference to the complete text of the 2006 Plan, as amended and restated and set forth in Appendix A. The 2006 Plan set forth in Appendix A has been marked to reflect the proposed amendment. In the event the proposed amendment to the 2006 Plan is not approved, the 2006 Plan as it currently exists will remain in effect.

Principal Features of the 2006 Plan

Administration.  The 2006 Plan is administered by the Compensation Committee, all of whose members are “non-employee directors” as that term is defined in Rule 16b-3 promulgated under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and “independent directors” under the corporate governance rules of the NYSE. The members of the Compensation Committee, as of the date of this Proxy Statement, are Dr. McFarland (Chairman), and Messrs. Anderson and Finley. Members of the Compensation Committee are not eligible to receive awards under the 2006 Plan. The Compensation Committee has complete authority, subject to the express provisions of the 2006 Plan, to approve the employees of Newpark and its subsidiaries to be granted awards, to determine the number of stock options or other awards to be granted to employees, to set the terms and conditions of the awards, to remove or adjust any restrictions and conditions upon those awards, to interpret and administer the 2006 Plan, to adopt rules and regulations, and to make all other determinations, deemed necessary or desirable for the administration of the 2006 Plan.

Any of the powers and responsibilities of the Compensation Committee may be delegated to a subcommittee. These powers and responsibilities also may be delegated to one or more officers or employees of Newpark or its subsidiaries, subject to terms that the Compensation Committee shall determine and also subject to the limitations set forth in the 2006 Plan. The Compensation Committee, or its subcommittee, will have sole authority to determine whether to review any actions or interpretations of such officer or employee, and, if so reviewed, the actions and interpretations of the officer and employee will be subject to approval, disapproval or modification by the Compensation Committee.

The Compensation Committee will maintain ultimate control of the operation of the 2006 Plan. At least annually, the Compensation Committee, in conjunction with the Audit Committee, will conduct or cause the conduct of an audit of the operation of the 2006 Plan to verify that it has been operated and awards have been documented and maintained by the officers of Newpark in accordance with the directions of the Compensation Committee.

Eligibility.  Only employees of Newpark and its subsidiaries are eligible to participate in the 2006 Plan. Non-employee directors and consultants are not eligible to receive awards under the 2006 Plan. In selecting participants in the 2006 Plan, consideration is given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in Newpark and supervisor recommendations, for both existing and future employees of Newpark as applicable. Awards may be granted to the same employee on more than one occasion. Each award will be evidenced by a written agreement in a form approved by the Compensation Committee.

Shares Available for Awards.  Subject to certain adjustments set forth in the 2006 Plan, the maximum number of shares of common stock that may be issued or awarded under the 2006 Plan will be increased to 5,000,000 if the amendment proposed herein is approved by the stockholders. As of December 31, 2008, grants totaling 1,705,499 shares were outstanding under the 2006 Plan.

For purposes of implementing the limitation on the maximum number of shares of common stock that may be covered by awards granted under the 2006 Plan, the following shares shall not be considered to have been issued under the 2006 Plan, and will again be available for the grant of an award pursuant to the 2006 Plan: (i) shares remaining under an award that terminates without having been exercised in full; (ii) shares that have been forfeited in accordance with the terms of the applicable award; and (iii) shares withheld, in satisfaction of the grant or exercise price or tax withholding requirements from shares of common stock that would otherwise have been delivered pursuant to an award. Additionally, shares subject to awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of business combination by Newpark or any of our subsidiaries do not reduce the number of shares available for issuance under the 2006 Plan. Shares issued under the 2006 Plan may be either authorized and unissued shares or treasury shares.

Amendment and Termination.  Except with respect to awards then outstanding, if not sooner terminated, the 2006 Plan will terminate on, and no further awards may be made, after November 13, 2016. The Board of Directors may at any time suspend, amend or terminate the 2006 Plan. Stockholder approval is required, however, to increase the number of shares of common stock which may be issued (except for adjustments under anti-dilution clauses) or to effectuate a change for which stockholder approval is required: (i) for the 2006 Plan to continue to qualify under Section 422 of the Internal Revenue Code; (ii) under the corporate governance standards of any national securities exchange or automated quotation system applicable to Newpark; or (c) for awards to be eligible for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code. The 2006 Plan authorizes the Compensation Committee to include in awards provisions which permit the acceleration of vesting if there is a change in control of Newpark resulting from certain occurrences.

Types and Maximum Number of Awards

Awards under the 2006 Plan may be in the form of stock options (which may be incentive stock options or nonqualified stock options), restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards. The 2006 Plan imposes individual limitations on the number of shares that may be covered by awards in order to comply with Section 162(m) of the Internal Revenue Code. The maximum number of shares that may be granted in the form of stock options and stock appreciation rights under the 2006 Plan to any participant in any calendar year is 200,000 shares. The maximum number of shares of common stock that may be covered by all other awards (in the aggregate) granted under the 2006 Plan to any participant in any calendar year shall not exceed 100,000 shares.

Stock Options.  Stock options granted under the 2006 Plan may be either incentive stock options or nonstatutory stock options. The exercise price of each stock option must be at least equal to the fair market value of the common stock on the date the stock option is granted. The determination of fair market value of the common stock is based on the closing price for Newpark’s common stock on the principal exchange or over-the-counter market on which such shares are trading. The stock option term is for a period of 10 years from the date of grant or such shorter period as is determined by the Compensation Committee. Each stock option may provide that it is exercisable in full or in periodic installments or upon the satisfaction of such performance criteria as the Compensation Committee may determine, and each stock option is exercisable from the date of grant or any later date specified in the option, all as determined by the Compensation Committee. The Compensation Committee’s authority to take certain actions under the 2006 Plan includes authority to accelerate vesting schedules and to otherwise waive or adjust restrictions applicable to the exercise of stock options.

Each stock option may be exercised in whole or in part (but not as to fractional shares) by delivering a notice of exercise to Newpark, together with payment of the exercise price. The exercise price may be paid in cash, by cashier’s or certified check or, if the Compensation Committee permits, by surrender of shares of common stock owned by the holder of the option, by cashless exercise, or by a combination thereof.

Except as otherwise disclosed below, an optionee may not exercise a stock option unless from the grant date to the exercise date the optionee remains continuously in the employ of Newpark. If the optionee’s employment terminates by reason of death or disability, the stock options then currently exercisable remain exercisable for 12 months after termination of employment, subject to earlier expiration at the end of their fixed term. If the optionee’s employment terminates by reason other than death or disability, or a termination for cause, the stock options then currently exercisable remain exercisable for 90 days after termination of employment (except that the 90-day period is extended to 12 months if the optionee dies during this 90-day period), subject to earlier expiration at the end of their fixed term. If the optionee’s employment is terminated for cause, the stock options held by the optionee, whether vested or not, will terminate concurrently with the first discovery by Newpark of any reason for the optionee’s termination for cause and will not be exercisable thereafter.

An employee may receive incentive stock options covering shares of common stock of any value, provided that the value of all such option shares subject to one or more incentive stock options which are first exercisable in any one calendar year may not exceed the maximum amount permitted under Section 422 of the Internal Revenue Code (currently $100,000). In addition, in the case of incentive stock options granted to employees owning more than ten percent (10%) of the total combined voting power of Newpark and its affiliates, the exercise price at which such option shares may be purchased upon the exercise of such incentive stock options shall be equal to one hundred ten percent (110%) of the fair market value per share of common stock at the time of grant, and such incentive stock option may not be exercised later than five years after the date of grant.

Restricted Stock.  The Compensation Committee may grant to any participant common stock, which we refer to as restricted stock, subject to forfeiture and vesting restrictions, restrictions on transferability and other restrictions that will apply to the award of restricted stock. Each participant who is awarded restricted stock will be required to enter into an agreement with Newpark, in a form specified by the Compensation Committee, agreeing to the terms, conditions and restrictions of the grant and other matters consistent with the 2006 Plan as the Compensation Committee determines appropriate. Generally, the restrictions on restricted stock will lapse over a period of time, which we refer to as the restriction period, as specified by the Compensation Committee and set forth in the award agreement.

The Compensation Committee will determine the manner in which the restricted stock granted under the 2006 Plan will be evidenced. If certificates representing restricted stock are registered in the name of the participant, the Compensation Committee may require that those certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to the restricted stock, that Newpark retain physical possession of the certificates, and that the participant deliver a stock power to Newpark, endorsed in blank, relating to the restricted stock.

The Compensation Committee will determine the purchase price for restricted stock, which may be less than the fair market value of the common stock on the date of grant (but not less than par value). Eligible employees may receive restricted stock in consideration for past services actually rendered to Newpark and its subsidiaries having a value of not less than the par value of the shares of restricted stock subject to the award.

Unless otherwise set forth in the award agreement, (i) any regular cash dividends declared and paid with respect to shares subject to a restricted stock award will be paid to the participant at the same time they are paid to all other stockholders of Newpark, and (ii) shares distributed in connection with a stock split or stock dividend, and any other cash or property (including securities of Newpark or other issuers) distributed as a dividend (other than regular cash dividends), will be subject to restrictions and forfeiture conditions to the same extent as the restricted stock with respect to which such shares, cash or other property have been distributed. Unless otherwise set forth in the award agreement, all voting rights appurtenant to the shares subject to a restricted stock award will be exercised by the participant. If the terms and conditions specified in the award agreement that apply to a restriction period have not been satisfied, the restricted stock subject to the award will be forfeited and reacquired by Newpark or will be subject to a repurchase option in favor of Newpark, as may be specified in the award agreement.

The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the restricted stock that it deems appropriate and that are not inconsistent with the terms of the 2006 Plan.

Restricted Stock Units.  The Compensation Committee may make awards of restricted stock units in amounts, at times and to such designated employees as the Compensation Committee may determine. A participant granted restricted stock units shall not have any of the rights of a stockholder with respect to the shares subject to the award of restricted stock units, including any right to vote or to receive other distributions on the shares, until certificates for the shares subject to the award are issued in the participant’s name in accordance with the terms of the applicable award agreement.

At the time of grant of each award of restricted stock units, the Compensation Committee will determine the restriction period that will apply to the award and will specify the maturity date applicable to each grant of restricted stock units. The maturity date will not be earlier than the vesting date or dates of the award and may be determined at the election of the participant. During the restriction period, restricted stock units will be subject to restrictions on transferability, risk of forfeiture and other restrictions as the Compensation Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance criteria or future service requirements or both), in installments or otherwise as the Compensation Committee may determine in its discretion. If the terms and conditions specified in the award agreement have not been satisfied by the end of the restriction period, the restricted stock units subject to the restriction period will become null and void, and the participant will forfeit all rights with respect to the award.

Subject to certain deferral rights that may be granted by the Compensation Committee and the terms of the 2006 Plan and award agreement, on the maturity date, Newpark will deliver to the participant one share of common stock for each restricted stock unit scheduled to be paid out on that date and not previously forfeited. The Compensation Committee will specify the purchase price, if any, to be paid by the participant to Newpark for the shares and will determine the methods by which the purchase price may be paid and the form of payment.

The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the restricted stock units that it deems appropriate and that are not inconsistent with the terms of the 2006 Plan.

Stock Appreciation Rights.  The Compensation Committee may make awards of stock appreciation rights in amounts, at times and to such designated employees as the Compensation Committee may determine. A stock appreciation right confers on the participant the right to receive in shares of common stock, cash or a combination thereof the value equal to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price for the stock appreciation right, with respect to every share for which the stock appreciation right is granted. We refer to this value as the SAR settlement value. At the time of grant, the stock appreciation right must be designated by the Compensation Committee as either a tandem stock appreciation right or a stand-alone stock appreciation right. If not so designated, it will be deemed to be a stand-alone stock appreciation right. A tandem stock appreciation right is a stock appreciation right that is granted in tandem with a stock option and only may be granted at the same time as the stock option to which it relates. The exercise of a tandem stock appreciation right will cancel the related stock option for a like number of shares, and the exercise of the related stock option similarly will cancel the tandem stock appreciation right for a like number of shares. Except as specifically set forth in the 2006 Plan or in the applicable award agreement, tandem stock appreciation rights will be subject to the same terms and conditions as apply to the related stock option. Except as specifically set forth in the 2006 Plan or in the applicable award agreement, stand-alone stock appreciation rights will be subject to the same terms and conditions generally applicable to nonstatutory stock options as set forth in the 2006 Plan.

The exercise price of each stock appreciation right will be determined by the Compensation Committee, but will not be less than the fair market value of the common stock on the date of grant. The term of each stock appreciation right is for a period of 10 years from the date of grant or such shorter period as is determined by the Compensation Committee. Subject to certain deferral rights that may be granted by the Compensation Committee, the Compensation Committee also determines the circumstances under which a stock appreciation right may be exercised, the method of exercise and settlement, and the form of consideration payable in settlement. Each stock appreciation right may be exercised in whole or in part (but not as to fractional shares) by delivering a notice of exercise to Newpark. The Compensation Committee may provide for stock appreciation rights to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the satisfaction of performance criteria), as to such number of shares or percentage of the shares subject to the stock appreciation right as the Compensation Committee determines. Upon exercise, the participant will be entitled to receive the SAR settlement value for each share as to which the stock appreciation right has been exercised. Newpark will pay the SAR settlement value in shares, in cash or a combination thereof, as determined by the Compensation Committee and the terms of the award.

The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the stock appreciation rights that it deems appropriate and that are not inconsistent with the terms of the 2006 Plan.

Other Stock-Based Awards.  The Compensation Committee may grant to eligible employees equity-based or equity-related awards not otherwise described in the 2006 Plan, alone or in tandem with other awards, in such amounts and subject to such terms and conditions as the Compensation Committee shall determine. These other stock-based awards may (i) involve the transfer of restricted or unrestricted shares of common stock to participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of common stock, (ii) be subject to performance-based or service-based conditions, (iii) be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions, (iv) be designed to comply with applicable laws of jurisdictions other than the United States, and (v) be designed to qualify for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code; provided, that each such stock-based award must be denominated in, or have a value determined by reference to, a number of shares of common stock that is specified at the time of the grant of the award. Cash awards, as an element of or supplement to any other award under the 2006 Plan, also may be granted.

Performance-Based Awards.  The Compensation Committee may make an award pursuant to the 2006 Plan conditioned upon the attainment of performance goals relating to one or more business criteria. At the beginning of the award period, the Compensation Committee will set forth the performance criteria based upon business and financial objectives for Newpark during the award period and a schedule describing the relationship between the achievement of such performance goals and the awards granted to participants.

For purposes of awards that are intended to qualify for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code, the performance criteria will (i) be objective business criteria and otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Compensation Committee result in the achievement of performance goals being “substantially uncertain,” and (ii) relate to one or more of the following performance measures:

•	revenues or net sales;

•	earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis;

•	return on equity, investment, capital or assets;

•	margins;

•	one or more operating ratios;

•	borrowing levels, leverage ratios or credit ratings;

•	market share;

•	capital expenditures;

•	cash flow;

•	stock price, growth in stockholder value relative to one or more stock indices or total stockholder return;

•	budget and expense management;

•	working capital turnover and targets;

•	sales of particular products or services, market penetration, geographic expansion or new concept development;

•	customer acquisition, expansion and retention;

•	acquisitions and divestitures (in whole or in part), joint ventures, strategic alliances, spin-offs, split-ups and the like;

•	reorganizations, recapitalizations, restructurings and financings (debt or equity);

•	transactions that would constitute a “change in control”; or

•	any combination of the foregoing.

Performance criteria measures, and targets with respect thereto, determined by the Compensation Committee need not be based upon an increase, a positive or improved result or avoidance of loss. During the award period, the Compensation Committee may adjust the performance goals as it deems appropriate to compensate for, or reflect, certain situations which are set forth in the 2006 Plan.

Adjustments Upon Certain Events.  In the event the Compensation Committee determines that any stock dividend, stock split, combination of shares, extraordinary dividend of cash or assets, merger, consolidation, spin-off, recapitalization (other than the conversion of convertible securities according to their terms), reorganization, liquidation, dissolution or other similar corporate change, or any other increase, decrease or change in the common stock without receipt or payment of consideration of Newpark, affects the common stock, then the Compensation Committee will adjust, as it deems to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits made available under the 2006 Plan, any or all of (i) the number and kind of shares of common stock, or other securities, with respect to which an award may be granted under the 2006 Plan, (ii) the number and kind of shares of common stock subject to outstanding awards; (iii) the grant, exercise or other purchase price per share under any outstanding awards; and (iv) the terms and conditions of any outstanding awards.

If a change in control occurs, the Compensation Committee may provide for one or more of the following actions or combination of actions with respect to some or all of the outstanding awards: (i) acceleration of the vesting and the time at which awards may be exercised; (ii) the assumption of awards, or portion of awards, by any successor or survivor corporation, or a parent or subsidiary thereof, or the substitution of awards covering the stock of any successor or survivor corporation, for then outstanding awards, with appropriate adjustments to the number and kind of shares and grant; (iii) the mandatory surrender for cancellation of any outstanding awards and the purchase of the surrendered awards for any amount of cash, securities or other property equal to the excess of the fair market value of the vested shares of common stock immediately prior to the change in control; and (iv) the termination of any award, or portion thereof, concurrently with the closing or other consummation of the change in control transaction.

A change in control in the 2006 Plan is defined to include any of the following:

•	any election of directors takes place and a majority of the directors in office following such election are individuals who were not nominated by a vote of two-thirds of the members of the Board immediately preceding such election;

•	one or more occurrences or events as a result of which any “person” becomes the beneficial owner, directly or indirectly, of 30% or more of the combined voting power of Newpark’s then outstanding securities;

•	a merger or consolidation of Newpark with, or an acquisition of Newpark or all or substantially all of its assets by, any other entity, other than a merger, consolidation or acquisition in which the individuals who were members of the Board immediately prior to such transaction continue to constitute a majority of the board of the surviving corporation for a period not less than 12 months following the closing of such transaction; or

•	the stockholders of Newpark approve a plan of complete liquidation or dissolution.

Notwithstanding the foregoing, with respect to any award subject to Section 409A of the Internal Revenue Code and payable upon a change in control, the term “change in control” shall mean any such event described above but only if it also constitutes a “change in control event” within the meaning of the applicable Treasury Regulations promulgated under Section 409A.

Transferability.  Except as otherwise provided in the 2006 Plan, no award and no right under the 2006 Plan may be transferred other than by will or by the laws of descent and distribution, and during a participant’s lifetime, an award requiring exercise may be exercised only by such participant (or in the event of a disability, on behalf of such participant). Awards, other than incentive stock options and stock appreciation rights granted in tandem therewith, may be transferred to one or more transferees during the lifetime of the participant, and may be exercised by such transferee, only if and to the extent the transfers are permitted by the Compensation Committee in its sole discretion. Any attempted transfer of an award in violation of the 2006 Plan is prohibited and will be ineffective.

New Plan Benefits

The actual amount of awards to be granted under the 2006 Plan is not determinable in advance because the size and type of awards to be made in any year is determined at the discretion of the Compensation Committee. In addition, the specific performance criteria and targets are selected each year by the Compensation Committee.

Summary of Federal Income Tax Consequences

The following summary is intended as a general guide to the U.S. federal income tax consequences under current law for certain awards under the 2006 Plan, and does not attempt to describe all possible federal or other tax consequences of participation in the 2006 Plan or tax consequences based on particular circumstances.

Tax Consequences to Participants

Incentive Stock Options.  Stock options granted under the 2006 Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, if so designated on the date of grant. Stock options that are not designated or do not qualify as incentive stock options are nonstatutory stock options and are not eligible for the tax benefits applicable to incentive stock options.

An optionee recognizes no gross income for federal income tax purposes (“taxable income”) upon the grant of an incentive stock option. In addition, the optionee will not recognize taxable income at the time of exercise of an incentive stock option if the optionee has been in the employ of Newpark at all times during the period beginning on the date of grant and ending on the date three months before the date of exercise (longer if the optionee dies or becomes disabled), unless the alternative minimum tax rules apply. Upon the exercise of an incentive stock option, an amount equal to the excess of the fair market value of the option shares at the exercise date over the exercise price may be treated as alternative minimum taxable income for purposes of the alternative minimum tax.

Gain recognized upon a disposition of the option shares generally will be treated as long-term capital gain as long as the shares are not disposed of within (i) two years after the date of grant of the incentive stock option and (ii) one year after the exercise date. If both of these conditions are not satisfied, the disposition is a “disqualifying disposition.” In that event, gain equal to the excess of the fair market value of the option shares at the exercise date over the exercise price generally will be taxed as ordinary income and any further gain will be taxed as long-term capital gain if the shares are held more than 12 months. Different rules apply if an optionee exercises an incentive stock option by surrendering shares of common stock which were previously acquired upon the exercise of an incentive stock option and with respect to which the optionee did not satisfy certain holding periods.

Shares of common stock acquired upon the exercise of an incentive stock option by the payment of cash will have a basis equal to the exercise price of the stock option. Different rules apply if an optionee exercises an incentive stock option by surrendering previously owned shares of common stock.

Incentive stock options exercised by an optionee who has not satisfied the applicable requirements as to continuous employment do not qualify for the tax treatment discussed above. Instead, the exercise of such options will be subject to the rules which apply to the exercise of nonstatutory stock options.

Nonstatutory Stock Options.  An optionee recognizes no taxable income upon the grant of a nonstatutory stock option. In general, upon the exercise of a nonstatutory stock option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the exercise date over the exercise price.

Shares of common stock acquired upon the exercise of a nonstatutory stock option by the payment of cash will have a basis equal to the shares’ fair market value on the exercise date. Gain or loss recognized on a disposition of the option shares generally will qualify as long-term capital gain or loss if the shares have a holding period of more than 12 months. The holding period begins upon receipt of the shares of common stock from exercise of the nonstatutory stock option. Different rules apply if an optionee exercises a nonstatutory stock option by surrendering previously owned shares of common stock.

The optionee will be subject to income tax withholding at the time the optionee recognizes ordinary income (i.e., the exercise date). Newpark will be entitled to a tax deduction at the same time the optionee recognizes income and in the same amount.

Restricted Stock.  The tax consequences of a grant of restricted stock depends upon whether or not a participant elects under Section 83(b) of the Code to be taxed at the time of the grant.

If no election is made, the participant will not recognize taxable income at the time of the grant of the restricted stock. When the restrictions on the restricted stock lapse, the participant will recognize ordinary income equal to the value (determined on the date the restrictions lapse) of the restricted stock less the purchase price, if any.

If the election is made, the participant will recognize ordinary income at the time of the grant of the restricted stock equal to the value of the stock at that time less the purchase price, if any, determined without regard to any of the restrictions. If the restricted stock is forfeited before the restrictions lapse, the participant will generally not be entitled to a deduction.

Restricted shares granted under the 2006 Plan may or may not include rights to dividends payable on the restricted shares. In the case of restricted stock that includes this right, dividends are generally treated as ordinary income recognized at the time of receipt.

The participant will be subject to income tax withholding at the time when the ordinary income (including any dividends taxed as ordinary income, if any) is recognized. Subject to the Section 162(m) restrictions discussed below, Newpark will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount.

Gain or loss recognized on a disposition of the shares of common stock generally will qualify as long-term capital gain or loss if the shares have a holding period of more than 12 months. The holding period begins when the restrictions lapse if the participant did not make an election or, if the participant did make an election, on the date of the grant of restricted stock.

Restricted Stock Units.  A participant will not recognize taxable income upon the grant of a restricted stock unit. Rather, taxation will be postponed until the shares of common stock become payable on the maturity date or dates. At that time, the participant will recognize ordinary income equal to the fair market value of the shares as of the maturity date (i.e., the date of the lapse of the restrictions) less the purchase price paid (if any) by the participant.

The participant will be subject to income tax withholding at the time when the ordinary income is recognized. Subject to the Section 162(m) restrictions discussed below, Newpark will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount.

Gain or loss recognized on a disposition of the shares of common stock generally will qualify as long-term capital gain or loss if the shares have a holding period of more than 12 months. The holding period begins when the restrictions lapse and upon receipt of the restricted stock units.

Stock Appreciation Rights.  A participant does not recognize taxable income upon the grant of a stock appreciation right. When a stock appreciation right is exercised, in general, the participant will recognize ordinary income equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

The participant will be subject to income tax withholding at the time when ordinary income is recognized (i.e., exercises the stock appreciation right). Newpark will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount.

Other Stock-Based Awards.  The timing of taxable income to a participant who is granted other stock-based awards depends on the individual award and whether any restrictions or conditions are placed upon the award when granted.

Performance Based Awards.  A participant will not recognize taxable income upon the grant of a performance based award. Rather, taxation will be postponed until the performance based award becomes payable, generally upon the participant’s attainment of performance criteria. At that time, the participant will recognize ordinary income equal to the value of the amount payable.

The participant will be subject to income tax withholding when ordinary income is recognized and Newpark will be entitled to a tax deduction at the same time and in the amount of the income recognized.

Withholding.  A participant will be required to pay to Newpark, or make arrangements satisfactory to Newpark, to satisfy all federal, state and other withholding tax requirements related to awards under the 2006 Plan.

Section 409A.  Section 409A of the Code governs the taxation of certain types of compensation, including income that is recognized from certain awards under the 2006 Plan. Failure to comply with the requirements of Section 409A can result in adverse income tax consequences to a participant in the 2006 Plan, including the accelerated recognition and taxation of noncompliant compensation, the imposition of an additional 20 percent tax on such noncompliant compensation, and the imposition of interest on those taxes. The Compensation Committee and Board of Directors have taken steps to amend the 2006 Plan to help ensure compliance with Section 409A and the regulations thereunder.

Tax Consequences to Newpark

In general, under Section 162(m) of the Code, compensation paid by a public corporation to its chief executive officer or generally any of its other three most highly compensated executive officers who are employed on the last day of any given year is not deductible to the extent it exceeds one million dollars for any year. Compensation resulting from awards under the 2006 Plan may be subject to this deduction limit. Under Section 162(m), however, qualifying performance-based compensation, including income from stock options and other performance-based awards that are made under stockholder approved plans and that meet certain other requirements, is exempt from the deduction limitation. Based on current interpretive authority, Newpark believes compensation generated in connection with the exercise of options and stock appreciation rights, as well as lapse of restrictions on performance restricted stock and attainment of performance goals for performance based awards granted under the 2006 Plan should qualify as performance-based compensation and should not be limited by Section 162(m). To the extent the total salary, other compensation and compensation recognized from awards under the 2006 Plan to any applicable executive officers exceed one million dollars in any year and do not qualify as performance-based compensation, the limitation on deductibility under Section 162(m) will apply. As a result, Newpark may from time to time in the future, make award payments under the 2006 Plan to executive officers that are not deductible.

The Board of Directors recommends that you vote “FOR” approval of the Amendment to the 2006 Equity Incentive Plan.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee has selected the accounting firm of Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2009. One or more representatives of Deloitte are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions from the stockholders.

The Audit Committee is directly responsible for selecting and retaining our independent registered public accounting firm. Although action by the stockholders is not required for the appointment, given the critical role played by the independent registered public accounting firm, we are providing stockholders the opportunity to express their views on this matter. If the stockholders fail to ratify the appointment of Deloitte, the Audit Committee will reconsider the appointment, but the Audit Committee may elect to retain the firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different independent auditing firm at any time during the year if the Audit Committee determines that a change in auditors would be in the best interests of our company and our stockholders.

Prior to the selection of Deloitte as Newpark’s independent registered public accounting firm for the fiscal year 2008, Ernst & Young LLP (“E&Y”) served as our independent registered public accounting firm for the fiscal year ended December 31, 2007. On June 23, 2008, the Audit Committee approved a change in our independent registered public accounting firm. Effective June 23, 2008, we dismissed E&Y and appointed Deloitte as our independent registered public accounting firm for fiscal year 2008. The decision to dismiss E&Y was made by the Audit Committee and was made following a competitive request for proposal process undertaken by the Audit Committee.

E&Y’s reports on our consolidated financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that (i) the audit report for the fiscal year ending December 31, 2006 indicated that as discussed in Note 1 to the consolidated financial statements, in 2006 we changed our method of accounting for stock-based compensation, and (ii) the audit report for the fiscal year ending December 31, 2007 indicated that as discussed in Note 1 to the consolidated financial statements, effective January 1, 2007 we adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109,” and effective January 1, 2006 we adopted Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment.”

During the fiscal years ended December 31, 2007 and 2006, and the subsequent interim period through June 23, 2008, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in its reports on our consolidated financial statements for such years.

During the fiscal years ended December 31, 2007 and 2006 and the subsequent interim period through June 23, 2008, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) except as described below:

•	On June 26, 2006, we filed with the SEC a Current Report on Form 8-K disclosing under Item 4.02 that the Audit Committee, in consultation with and upon the recommendation of our management and after consultation with E&Y, concluded that (i) our previously issued audited financial statements for the fiscal years ended December 31, 2001 through 2005 and our interim unaudited financial statements for the fiscal quarters within 2004 and 2005 should be restated, and (ii) such financial statements and the independent registered public accounting firm’s reports related to the financial statements should no longer be relied upon. The Current Report on Form 8-K further disclosed that such financial statements would be restated to correct the accounting errors described therein.

•	As reported in Amendment No. 2 to our Annual Report on Form 10-K/A for the year ended December 31, 2005 (the “2005 Form 10-K/A”), we concluded, as a result of an internal investigation initiated by our Audit Committee, that the material accounting errors that resulted in the restatement of our historical consolidated financial statements were determined to have resulted from certain material weaknesses in our internal controls over financial accounting. The material weaknesses existing as of December 31, 2005 are described in the 2005 Form 10K/A and are summarized as follows: (i) failure to maintain adequate controls to prevent or detect intentional override of or intervention with controls or intentional misconduct by certain former members of senior management; (ii) failure to maintain effective controls over the recording of intangible assets to ensure that the amortization period properly reflected the estimated economic lives of the assets; and (iii) failure to maintain effective controls, including monitoring, to ensure the existence and completeness of approval of stock option grants and ensuring the proper measurement of expense under Accounting Principles Board Opinion 25. As a result of the foregoing material weaknesses, our management determined that our internal control over financial reporting as of December 31, 2005 was not effective and E&Y’s report on internal control over financial reporting stated that we did not maintain effective internal control over financial reporting as of December 31, 2005.

•	As reported in our Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”), we disclosed that in making an assessment of our internal control over financial reporting, we had identified the following material weaknesses in internal control over financial reporting as of December 31, 2006: (i) failure to adequately monitor certain of our control practices to foster an environment that allowed for a consistent and open flow of information and communication between those individuals who initiated transactions and those who were responsible for the financial reporting of those transactions, principally at our subsidiary, Soloco, Inc.; and (ii) failure to maintain effective controls over the recording of intangible assets. As a result of the foregoing material weaknesses, our management determined that our internal control over financial reporting as of December 31, 2006 was not effective and E&Y’s report on internal control over financial reporting stated that we did not maintain effective internal control over financial reporting as of December 31, 2006.

As reported in our Annual Report on Form 10-K for the year ended December 31, 2007, we disclosed that we had implemented certain corrective measures in 2006 and 2007. Based on the evaluation of our internal controls as of December 31, 2007, our management concluded that such internal controls over financial reporting were effective as of that date. E&Y reported that in all material respects, we maintained effective internal controls over financial reporting as of December 31, 2007.

We have authorized E&Y to respond fully to any inquiries of Deloitte regarding the reportable events discussed above.

We provided E&Y with a copy of a Current Report on Form 8-K (the “Form 8-K”), which was later filed with the SEC on June 23, 2008, and requested that E&Y furnish us with a letter addressed to the SEC stating whether or not it agreed with the disclosure contained in the Form 8-K or, if not, stating the respects in which it did not agree. We received the requested letter from E&Y and a copy of E&Y’s letter is filed as Exhibit 16.1 to the Form 8-K and such letter is incorporated by reference herein.

On June 23, 2008, the Audit Committee approved the engagement of and appointed Deloitte to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2008 and to review the financial statements to be included in our Quarterly Report on Form 10-Q beginning with the quarter ending June 30, 2008. During the fiscal years ended December 31, 2007 and 2006 and the subsequent interim period through June 23, 2008, we did not, nor did anyone on our behalf consult with Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Deloitte concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2008.

Independent Registered Public Accounting Firm Fees

E&Y served as our independent auditor for the fiscal year ended December 31, 2007 and reviewed the financial statements included in our Quarterly Report on Form 10-Q for the quarter ending March 31, 2008. Deloitte was appointed to serve as our independent auditor for the fiscal year ending December 31, 2008 and to review the financial statements included in our Quarterly Reports on Form 10-Q beginning with the quarter ending June 30, 2008. The following table sets forth the fees billed to us for professional audit services rendered by E&Y and Deloitte for the years ended December 31, 2007, and December 31, 2008.

	Ernst & Young LLP		Deloitte & Touche LLP
	Fiscal 2007	Fiscal 2008	Fiscal 2007	Fiscal 2008

Audit Fees(1)	$1,189,277	$352,728	$—	$1,084,356
Audit-Related Fees(2)	27,735	94,916	—	48,941
Tax Fees(3)	76,920	26,182	—	—
All Other Fees(4)	—	—	377,735	153,383

Total	$1,293,932	$473,826	$377,735	$1,286,680

(1)	Audit fees consist primarily of fees for (i) the audit of our annual financial statements, (ii) review of financial statements in our quarterly reports on Form 10-Qs, (iii) the audit of the effectiveness of our internal control over financial reporting, and (iv) for services that are provided by the independent registered public accounting firm in connection with statutory and regulatory filings.

(2)	Audit-related fees consist primarily of fees for professional services rendered in connection with the application of financial accounting and reporting standards, review of registration statement and proxy related materials and access to an online research tool.

(3)	Tax fees consist of fees for tax compliance, tax planning and tax advice.

(4)	All Other Fees are fees for any service not included in the first three categories. Indicates fees for services related to the quality assurance review of our internal audit department and certain acquisition related matters. All services were approved by the Audit Committee.

Pre-Approval Policies Regarding Audit and Non-Audit Fees

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Prior to performing any audit services, the independent registered public accounting firm will provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the fiscal year and the expected fees for those services. If the engagement letter is approved, the Audit Committee will engage the independent registered public accounting firm to perform the audit.

For non-audit services, our management will submit to the Audit Committee for approval the list of non-audit services recommended by management which the Audit Committee should engage the independent registered public accounting firm to provide for the fiscal year. Prior to the performance of any of these services, our management and the independent registered public accounting firm each will confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of service and generally is subject to a specific budget. The Audit Committee also may pre-approve particular services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process and the fees for services performed to date.

As permitted by statute, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee to ensure prompt handling of unexpected matters. The Chairman will report any action taken pursuant to this delegated authority to the Audit Committee at or before the next Audit Committee meeting.

All services performed by our independent registered public accounting firm in 2007 and 2008 were approved in accordance with the Audit Committee’s pre-approval policies.

AUDIT COMMITTEE REPORT

This report is submitted by the Audit Committee of the Board of Directors. The Audit Committee is composed of five independent directors who satisfy the requirements of independence established by NYSE listing standards and the SEC. The Board of Directors has determined that all of the members of the Audit Committee are “financially literate” under applicable SEC rules and NYSE listing rules, and that each of Mr. Tucei, Mr. Finley and Dr. McFarland is an “audit committee financial expert” as defined by applicable SEC rules. During October 2008, the Board of Directors replaced Mr. Tucei as Audit Committee Chairman appointing Mr. Finley as an interim chair. Mr. Tucei remains a member of the Audit Committee until the 2009 Annual Meeting. Mr. Box was elected as a member of the Audit Committee on March 4, 2009.

The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is available in the “Corporate Governance” section under “Investor Relations” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.

Management has primary responsibility for our financial statements and financial reporting processes and for the maintenance of internal controls and procedures designed to ensure compliance with applicable accounting standards, laws and regulations and ethical business standards. Our independent auditors, Deloitte & Touche LLP, are responsible for expressing an opinion on whether the Company’s consolidated financial statements present fairly, in all material respects, the financial position of the Company in accordance with accounting principles generally accepted in the United States. Additionally, Deloitte and Touche LLP are responsible for expressing an opinion regarding the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors. The Audit Committee also is responsible for the engagement, compensation and oversight of the independent auditors.

In keeping with that responsibility, the Audit Committee meets regularly with management and the independent auditors. Meetings with the independent auditors are held both with and without management present, and the independent auditors have direct access to the Audit Committee to discuss the scope and results of their work and their comments on the adequacy of internal controls and the quality of financial reporting. The Audit Committee met twelve times during the year ended December 31, 2008.

The Audit Committee has reviewed and discussed the company’s audited financials as of and for the year ended December 31, 2008 with management.

The Audit Committee reviewed with the independent auditors the overall scope and plans for their audits. The Audit Committee has also reviewed and discussed the audited consolidated financial statements and internal controls over financial reporting with management and the independent auditors. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (the Auditor’s Communication with Those Charged with Governance).

In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent auditors their independence from our company and our management. The

Audit Committee also reviewed the non-audit services provided by independent auditors and concluded that the provision of those services is compatible with their independence.

We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which we refer to as the 2008 Annual Report, in a timely fashion with the SEC in 2009. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the 2008 Annual Report. On June 23, 2008, the Audit Committee unanimously approved and appointed Deloitte & Touche LLP to serve as our independent auditors, replacing our former independent auditors, Ernst & Young LLP. The Audit Committee also engaged Deloitte & Touche LLP as our independent auditors for the 2009 fiscal year. See above under the heading “Ratification of Appointment of Auditors” for additional information on the decision to again appoint Deloitte & Touche LLP as our independent auditors.

Audit Committee:

G. Stephen Finley, Interim Chairman James W. McFarland, Ph.D. Jerry W. Box	F. Walker Tucei, Jr. Gary L. Warren

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be considered for inclusion in our proxy materials for the 2010 Annual Meeting of Stockholders must be received by us by December 23, 2009. Proposals should be directed to the attention of the Corporate Secretary, Newpark Resources, Inc., 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381. Any proposals will be subject to the requirements of the proxy rules adopted under the Exchange Act as well as the procedures in our bylaws, and must include a brief description and text of the proposal, the name and address of the stockholder, the class and number of shares of stock owned by that stockholder, and any material interest of the stockholder in the proposal.

For proposals not intended to be submitted in next year’s proxy statement, but sought to be presented at our 2010 Annual Meeting of Stockholders, our bylaws provide that stockholder proposals, including director nominations, must be received at our principal executive offices no later than ninety (90) days prior to the date of our annual meeting; provided, that if the date of the annual meeting was not publicly announced more than one hundred (100) days prior to the date of the annual meeting, the notice by the stockholder will be timely if delivered to our principal executive offices no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was communicated to the stockholders. In addition, proxies to be solicited by the Board for the 2010 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal not later than March 1, 2010. A copy of our bylaws may be obtained upon written request to our Corporate Secretary at our principal executive offices, 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381.

SEC rules and regulations provide that if the date of our 2010 Annual Meeting is advanced or delayed more than 30 days from the date of the 2009 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2010 Annual Meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2010 Annual Meeting. Upon determination by us that the date of the 2010 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2009 Annual Meeting, we will disclose that change in the earliest possible Quarterly Report on Form 10-Q or as otherwise permitted by the Exchange Act.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of those reports furnished to us and written representations from our executive officers and directors, we believe that our officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements in 2008, except that each of Mark J. Airola and James E. Braun had one delinquent filing on Form 4 which were subsequently filed on November 19, 2008.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

All stockholders of record as of the record date will receive a copy of our Notice of Internet Availability of Proxy Materials. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Notice of Internet Availability of Proxy Materials. This process by which only one Notice of Internet Availability of Proxy Materials is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Street name stockholders in a single household who received only one copy of the Notice of Internet Availability of Proxy Materials may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Otherwise, street name stockholders should contact their bank, broker, or other holder.

COPIES OF THIS PROXY STATEMENT AND THE 2008 ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, FINANCIAL STATEMENT SCHEDULES AND EXHIBITS, ARE AVAILABLE PROMPTLY WITHOUT CHARGE BY CALLING (281) 362-6800, OR BY WRITING TO CORPORATE SECRETARY, NEWPARK RESOURCES, INC., 2700 RESEARCH FOREST DRIVE, SUITE 100, THE WOODLANDS, TEXAS 77381. If you are receiving multiple copies of the Notice of Internet Availability of Proxy Materials, you also may request orally or in writing to receive a single copy by calling (281) 362-6800, or writing to Corporate Secretary, Newpark Resources, Inc., 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381. However, if you wish to receive a paper proxy and voting instruction form or other proxy materials for participation and voting in this year’s annual meeting, follow the instructions included in the Notice of Internet Availability of Proxy Materials sent to you.

OTHER MATTERS

We do not presently know of any matters other than those described above that may be presented for stockholder action at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to direction by the Board of Directors.

APPENDIX A

NEWPARK RESOURCES, INC.
2006 EQUITY INCENTIVE PLAN

(As Amended and Restated Effective June 10, 2009)

1.  Purpose.

The Newpark Resources, Inc. 2006 Equity Incentive Plan is intended to assist Newpark Resources, Inc., a Delaware corporation (the “Company”), in attracting, retaining and motivating designated Employees of the Company and its Subsidiaries and to increase their interest in the success of the Company in order to promote the Company’s long-term interests. The Plan is designed to meet this intent by providing eligible Employees with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2.  Definitions.

In addition to the terms defined elsewhere in the Plan, Exhibit A, which is incorporated by reference, defines terms used in the Plan and sets forth certain operational rules related to those terms.

3.  Administration of the Plan.

3.1  General.   The Plan shall be administered by the Compensation Committee. Each member of the Compensation Committee shall be a “non-employee director” as that term is defined in Rule 16b-3, an “outside director” within the meaning of Section 162(m) and an “independent director” under the corporate governance rules of any stock exchange or similar regulatory authority on which the Common Stock is then listed, but no action of the Committee shall be invalid if this requirement is not met. The Compensation Committee shall select one of its members as Chairman and shall act by vote of a majority of the members present at a meeting at which a quorum is present or by unanimous written consent. A majority of the members of the Compensation Committee shall constitute a quorum. The Compensation Committee shall be governed by the provisions of the Company’s Bylaws and of Delaware law applicable to the Board of Directors, except as otherwise provided herein or determined by the Board of Directors. The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not the Participants are similarly situated.

3.2  Authority of the Compensation Committee.   The Compensation Committee shall have full discretionary power and authority, subject to the general purposes, terms and conditions of the Plan, to implement, carry out and administer the Plan. Without limiting the generality of the foregoing, the Compensation Committee shall have the authority to:

(a) interpret and administrator the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

(b) adopt, amend, modify or rescind rules, procedures and forms relating to the Plan;

(c) select persons to receive Awards;

(d) determine the number of Shares subject to Awards, the Fair Market Value of the Common Stock and the other terms and conditions of each Award (which need not be uniform), including, without limitation, the type of Award to be granted, vesting schedules, forfeiture restrictions and other terms and conditions relating to the exercisability of Awards, and all other provisions of each Award Agreement;

(e) determine whether Awards will be granted singly, in combination, or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Subsidiary;

(f) grant waivers of Plan or Award conditions and remove or adjust any restrictions or conditions upon Awards, including accelerating or otherwise modifying the date on which any Award becomes vested, exercisable or transferable and extending the term of any Award (subject to the maximum term limitations set forth in the Plan), including extending the period following the termination of a Participant’s employment during which any Award may remain outstanding or be exercised; provided, however, that the Compensation Committee shall not have discretion to accelerate or waive any term or condition of an Award (i) if such discretion would cause the Award to have adverse tax consequences to the Participant under Section 409A of the Code or (ii) if the Award is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, and such discretion would cause the Award not to so qualify;

(g) with the consent of the Optionee, amend or terminate any outstanding Award Agreement;

(h) correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

(i) determine whether an Award has been earned; and

(j) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for administration of the Plan.

All decisions, determinations and other actions of the Compensation Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

3.3  Delegation of Authority.   Any of the powers and responsibilities of the Compensation Committee may delegated to any subcommittee, in which case the acts of the subcommittee shall be deemed to be acts of the Compensation Committee hereunder. In addition, the Compensation Committee may delegate to one or more officers or Employees of the Company or any Subsidiary the authority, subject to such terms as the Compensation Committee shall determine, to perform such functions, including administrative functions, as the Compensation Committee may determine, provided that in no case shall any such officer or Employee be authorized to take any action that would (a) result in the loss of an exemption under Rule 16b-3 for Awards granted to Section 16 Insiders, (b) cause Awards intended to qualify as “performance-based compensation” under Section 162(m) to fail to so qualify, or (c) be inconsistent with Section 157 and other applicable provisions of the Delaware General Corporation Law. Any action taken by any such officer or Employee within the scope of the authority delegated by the Compensation Committee shall be deemed for all purposes to have been taken by the Compensation Committee, and, except as otherwise specifically provided, references in the Plan to the Compensation Committee shall include any such officer or Employee. The Compensation Committee and, to the extent it so provides, any subcommittee, shall have sole authority to determine whether to review any actions or interpretations of any such officer or Employee, and if the Compensation Committee shall decide to conduct such a review, any such actions or interpretations of any such officer or Employee shall be subject to approval, disapproval or modification by the Compensation Committee.

3.4  Monitoring Awards.   Notwithstanding any delegation of authority by the Compensation Committee, it shall maintain control of the operation of the Plan. At least annually, the Compensation Committee, in conjunction with the Audit Committee of the Board of Directors of the Company, shall conduct or cause the conduct of an audit of the operation of the Plan to verify that the Plan has been operated and Awards have been documented and maintained by the officers of the Company in accordance with the directions of the Compensation Committee. Without limiting the generality of the foregoing, one of the purposes of such an audit will be to determine that the executed Award Agreements are consistent with the Awards made by the Committee and properly reflect the names of the Participants to whom such Awards were granted, the applicable Dates of Grant, vesting provisions and expiration dates, the type and quantity of Awards granted to each Participant and, if applicable, the applicable exercise prices.

3.5  Limitation on Liability.

3.5.1 The Compensation Committee may employ attorneys, consultants, accountants, agents and other persons, and the Compensation Committee shall be entitled, in good faith, to rely and act upon the advice, opinions and valuations of any such persons. In addition, the Compensation Committee shall be entitled, in good faith, to rely and act upon any report or other information furnished to it by any officer, director or Employee of the Company.

3.5.2 No member of the Compensation Committee, nor any person acting pursuant to authority delegated by the Compensation Committee, nor any officer, director or Employee of the Company acting at the direction or on behalf of the Compensation Committee, shall be liable for any action, omission or determination relating to the Plan, and the Company shall, to the fullest extent permitted by law, indemnify and hold harmless each member of the Compensation Committee, each person acting pursuant to authority delegated by the Compensation Committee, and each other officer, director or Employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost, expense (including counsel fees), liability or other pecuniary loss (including any sum paid in settlement of a claim with the approval of the Compensation Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director, Employee or other person in bad faith and without reasonable belief that it was in the best interests of the Company.

4.  Number of Shares Issuable in Connection with Awards.

4.1  Shares Subject to the Plan.   The maximum number of Shares that may be issued in connection with Awards granted under the Plan is 5,000,000, and the number of Shares that are subject to Awards outstanding at any one time under the Plan may not exceed the number of Shares that then remain available for issuance under the Plan. The maximum number of Shares that may be issued in connection with Incentive Stock Options granted under the Plan is 5,000,000. The Company at all times shall reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares issued under the Plan may be either authorized and unissued shares or treasury shares.

4.2  Share Counting Rules.   For purposes of Section 4.1, the following Shares shall not be considered to have been issued under the Plan: (a) Shares remaining under an Award that terminates without having been exercised in full; (b) Shares that have been forfeited in accordance with the terms of the applicable Award; and (c) Shares withheld, in satisfaction of the grant or exercise price or tax withholding requirements, from Shares that would otherwise have been delivered pursuant to an Award. In addition, to the extent permitted by Applicable Laws, Shares subject to Awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of business combination by the Company or any of its Subsidiaries shall not be counted against the Shares available for issuance pursuant to the Plan.

4.3  Individual Award Limits.   The maximum number of Shares that may be covered by Options and Stock Appreciation Rights (in the aggregate) granted under the Plan to any single Participant in any calendar year shall not exceed 200,000, and the maximum number of Shares that may be covered by all other Awards (in the aggregate) granted under the Plan to any single Participant in any calendar year shall not exceed 100,000. This limitation shall be applied and construed consistently with Section 162(m).

4.4  Adjustments.   The limits provided for in this Section 4 shall be subject to adjustment as provided in Section 15.

5.  Eligibility and Participation.

The Compensation Committee will select Participants from among those Employees who, in the opinion of the Compensation Committee, are in a position to make significant contributions to the long-term performance and growth of the Company and its Subsidiaries. In addition, the Compensation Committee may grant Awards in connection with the engagement of an Employee who is expected to make significant contributions to the long-term performance and growth of the Company, provided that a prospective Employee may not receive any payment or exercise any right relating to an Award until such person’s employment with the Company has commenced. An Employee on leave of absence may be considered as still in the employ of the Company for purposes of eligibility for participation in the Plan, if so determined by the Compensation Committee. Directors of the Company and its Subsidiaries who are not also employees of the Company or a Subsidiary shall not be eligible to receive Awards under the Plan.

6.  Award Agreements.

Each Award granted under the Plan shall be evidenced by an Award Agreement in a form approved by the Compensation Committee. Each Award Agreement shall be subject to all applicable terms and conditions of the Plan, shall include such terms and conditions as the Compensation Committee deems appropriate, consistent with the provisions of the Plan, and shall be executed by the Participant and a person designated by the Compensation Committee.

7.  Options.

7.1  Grant of Options.   The Compensation Committee may grant Options in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5. The Compensation Committee shall designate at the time of grant whether the Option is intended to constitute an Incentive Stock Option or a Nonstatutory Option.

7.2  Option Price.   The Option Price of the Shares subject to each Option shall be determined by the Compensation Committee, but shall not be less than the Fair Market Value of the Common Stock on the Date of Grant, except in the case of replacement or substitute Options issued by the Company in connection with an acquisition or other corporate transaction.

7.3  Option Period.  The Award Agreement shall specify the term of each Option. The term shall commence on the Date of Grant and shall be 10 years or such shorter period as is determined by the Compensation Committee. Each Option shall provide that it is exercisable over its term from the Date of Grant or over time in such periodic installments, or based on the satisfaction of such criteria (including, without limitation, upon the satisfaction of Performance Criteria), as the Committee in its discretion may determine. The vesting provisions for Options granted under the Plan need not be uniform. Unless the Committee otherwise determines at the time of grant, if an Option is subject to vesting in periodic installments and a Participant shall not in any period purchase all of the Shares that the Participant is entitled to purchase in such period, the Participant may purchase all or any part of such Shares at any time prior to the expiration of the Option.

7.4  Exercise of Options.   Each Option may be exercised in whole or in part (but not as to fractional shares) by the delivery of an executed Notice of Exercise in the form prescribed from time to time by the Compensation Committee, accompanied by payment of the Option Price and any amounts required to be withheld for tax purposes under Section 14. If an Option is exercised by any person other than the Participant, the Compensation Committee may require satisfactory evidence that the person exercising the Option has the right to do so. The Compensation Committee may require any partial exercise of an Option to equal or exceed a specified minimum number of Shares.

7.5  Payment of Exercise Price.   The Option Price shall be paid in full in cash or by check acceptable to the Compensation Committee or, if and to the extent permitted by the Compensation Committee, (a) through the delivery of Shares which have been outstanding for at least six months or such other minimum period as may be required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes (unless the Compensation Committee approves a shorter period) and which have a Fair Market Value on the date the Option is exercised equal to the Option Price, (b) to the extent permitted by Applicable Laws, by a Cashless Exercise, or (c) by any combination of the foregoing permissible forms of payment.

7.6  Employment Requirements.   Unless otherwise provided by the Compensation Committee and except as otherwise provided in Section 7.7, an Option may not be exercised unless from the Date of Grant to the date of exercise the Participant remains continuously in the employ of the Company. The Compensation Committee shall determine, in its discretion in the particular case and subject to any requirements of Applicable Laws, whether and to what the extent the period of continuous employment shall be deemed to include any period in which the Participant is on leave of absence with the consent of the Company. Unless the Compensation Committee expressly provides otherwise, a Participant’s service as an Employee with the Company will be deemed to have ceased upon termination of the Participant’s employment with the Company and its Subsidiaries (whether or not the Participant continues in the service of the Company or its Subsidiaries in some capacity other than that of an Employee). Notwithstanding the foregoing, solely with respect to any Award that is subject to Section 409A of the Code, a Participant shall be considered to have terminated employment with the Company and its Subsidiaries only when the Participant incurs a “separation from service” with respect to the Company and its Subsidiaries within the meaning of Section 409A(a)(2)(A)(i) of the Code and applicable administrative guidance issued thereunder.

7.7  Exercise of Options on Termination of Employment.

7.7.1 Unless otherwise provided by the Compensation Committee, upon the termination of a Participant’s employment with the Company and its Subsidiaries by reason of death or Disability, (a) all Options then held by the Participant, to the extent exercisable on the date of termination of employment, shall remain in full force and effect and may be exercised pursuant to the provisions thereof at any time until the earlier of the end of the fixed term thereof and the expiration of 12 months following termination of the Participant’s employment, and (b) all Options then held by the Participant, to the extent not then presently exercisable, shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

7.7.2 Unless otherwise provided by the Compensation Committee, upon the termination of the Participant’s employment with the Company and its Subsidiaries for any reason other than the reasons set forth in Section 7.7.1 or a termination for Cause, (a) all Options then held by the Participant, to the extent exercisable on the date of termination of employment, shall remain in full force and effect and may be exercised pursuant to the provisions thereof at any time until the earlier of the end of the fixed term thereof and the expiration of 90 days following termination of the Participant’s employment (except that the 90-day period shall be extended to 12 months from the date of termination if the Participant shall die during such 90-day period), and (b) all Options then held by the Participant, to the extent not then presently exercisable, shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

7.7.3 Unless otherwise provided by the Compensation Committee, in the event of a Participant’s termination for Cause, all Options held by the Participant, whether vested or not, shall terminate concurrently with the first discovery by the Company of any reason for the Participant’s termination for Cause and shall not be exercisable thereafter. If an Participant’s employment with the Company or any Subsidiary is suspended pending an investigation of whether there shall be a termination for Cause, all of the Participant’s rights under any Options then held by the Participant, including, without limitation, the right to exercise such Options, shall likewise be suspended during such period of investigation.

7.8  Incentive Stock Options.   Incentive Stock Options shall be subject to the following additional provisions:

7.8.1 The aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual Participant during any one calendar year (under all plans of the Company and any parent or Subsidiary) may not exceed the maximum amount permitted under Section 422 of the Code (currently $100,000). To the extent any Incentive Stock Option would exceed this limit, the portion of the Option in excess of such limit shall be treated as a Non-Qualified Stock Option for all purposes. The provisions of this Section 7.8.1 shall be construed and applied in accordance with Section 422(d) of the Code and the regulations promulgated thereunder.

7.8.2 No Incentive Stock Option may be granted to a Participant if, at the time of the proposed grant, the Participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary of the Company, unless (a) the Option Price is at least 110% of the Fair Market Value of a share of Common Stock on the Date of Grant, and (bi) the Incentive Stock Option is not exercisable after the expiration of five years from the Date of Grant.

7.8.3 If a Participant sells or otherwise disposes of any Shares acquired pursuant to the exercise of an Incentive Stock Option on or before the later of (a) the date two years after the Date of Grant of the Incentive Stock Option, and (b) the date one year after the exercise of the Incentive Stock Option (in either case, a “Disqualifying Disposition”), the Participant shall notify the Company in writing of the Disqualifying Disposition within 10 days of the date thereof. In the event of a Disqualifying Disposition, the Option will not qualify for incentive stock option treatment.

7.8.4 If the Compensation Committee exercises its discretion to permit an Incentive Stock Option to be exercised by a Participant more than three months after the termination of a Participant’s employment for any reason other than death or Disability, the Incentive Stock Option will thereafter be treated as a Non-Qualified Stock Option for all purposes. For purposes of this Section 7.8.4, a Participant’s employment will be treated as continuing uninterrupted during any period that the Participant is on military leave, sick leave or another approved leave of absence if the period of leave does not exceed 90 consecutive days, unless reemployment on the expiration of such leave is guaranteed by statute or by contract.

7.8.5 Any Option which is designated by the Compensation Committee as an Incentive Stock Option but fails, for any reason, to meet the requirements for Incentive Stock Option treatment shall be treated for tax purposes as a Non-Qualified Stock Option.

7.9  Additional Terms and Conditions.   Each Option, and any shares of Common Stock issued in connection with an Option, shall be subject to such additional terms and conditions not inconsistent with the Plan as are determined by the Compensation Committee and set forth in the applicable Award Agreement.

8.  Restricted Stock.

8.1  Grant of Restricted Stock.   The Compensation Committee may offer Awards of Restricted Stock in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5.

8.2  Purchase Price.   The purchase price of the Shares subject to a Restricted Stock Award shall be determined by the Compensation Committee and may be less than the Fair Market Value (but not less than the par value) of the Shares on the Date of Grant. Without limiting the generality of the foregoing, the Compensation Committee may determine that eligible Employees may be issued Restricted Stock in consideration for past services actually rendered to the Company and its Subsidiaries having a value of not less than the par value of the Shares subject to the Award. The Committee shall determine the methods by which the purchase price may be paid or deemed paid and the form of payment.

8.3  Award Agreement; Acceptance by Participant.   Promptly following the grant of each Restricted Stock Award, the Compensation Committee shall cause to be delivered to the applicable Participant an Award Agreement that evidences the Award. The Participant shall accept the Award by signing and delivering to the Company his or her Award Agreement, accompanied by full payment of the purchase price, within 30 days from the date the Award Agreement was delivered to the Participant. If the Participant does not so accept the Restricted Stock Award within such 30-day period, then the offer of the Award shall terminate unless the Compensation Committee otherwise determines.

8.4  Restrictions.   At the time of grant of each Restricted Stock Award, the Compensation Committee shall determine the Restriction Period that will apply to the Award and the forfeiture and vesting restrictions, restrictions on transferability and other restrictions (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on Restricted Stock) that will apply to the Award during the Restriction Period. These restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of Performance Criteria or future service requirements or both), in such installments or otherwise, as the Compensation Committee may determine in its discretion.

8.5  Forfeiture.   Except as otherwise determined by the Compensation Committee, upon termination of the Participant’s employment during the applicable Restriction Period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company or shall be subject to a repurchase option in favor of the Company, as may be specified in the Award Agreement; provided, however, that, the Compensation Committee, in its discretion, may (a) provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.6  Stock Certificates.   Restricted Stock granted under the Plan may be evidenced in such manner as the Compensation Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Compensation Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

8.7  Dividend Rights.   Unless otherwise set forth in the Award Agreement, (a) any regular cash dividends declared and paid with respect to Shares subject to a Restricted Stock Award shall be paid to the Participant at the same time they are paid to all other stockholders of the Company, and (b) Shares distributed in connection with a stock split or stock dividend, and any other cash or property (including securities of the Company or other issuers) distributed as a dividend (other than regular cash dividends), shall be subject to restrictions and forfeiture conditions to the same extent as the Restricted Stock with respect to which such Shares, cash or other property have been distributed, and all references to Restricted Stock in the Plan or the applicable Award Agreement shall be deemed to include such Shares, cash or other property.

8.8  Voting Rights.   Unless otherwise set forth in the Award Agreement, all voting rights appurtenant to the Shares subject to a Restricted Stock Award shall be exercised by the Participant.

8.9  Termination of the Restriction Period.   Upon satisfaction of the terms and conditions specified in the Award Agreement that apply to a Restriction Period, (a) the Participant shall be entitled to have the legend referred to in Section 8.6 removed from his or her shares of Restricted Stock after the last day of the Restriction Period, and (b) if the Company has retained possession of the certificates representing the shares of Restricted Stock, the Company shall promptly deliver such certificates to the Participant. If the terms and conditions specified in the Award Agreement that apply to a Restriction Period have not been satisfied, the Restricted Stock subject to the Award shall be forfeited and reacquired by the Company or shall be subject to a repurchase option in favor of the Company, as may be specified in the Award Agreement

8.10  Additional Terms and Conditions.   Each Award of Restricted Stock, and all Shares of Restricted Stock granted or offered for sale hereunder, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement.

9.  Restricted Stock Units.

9.1  Grant of Restricted Stock Units.   The Compensation Committee may make Awards of Restricted Stock Units in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5. A Participant granted Restricted Stock Units shall not have any of the rights of a stockholder with respect to the Shares subject to an Award of Restricted Stock Units, including any right to vote or to receive other distributions on the Shares, until certificates for the Shares subject to the Award shall have been issued in the Participant’s name in accordance with the terms of the applicable Award Agreement.

9.2  Vesting and Other Terms.  At the time of grant of each Award of Restricted Stock Units, the Compensation Committee shall determine the Restriction Period that will apply to the Award. During the Restriction Period, Restricted Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Compensation Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of Performance Criteria or future service requirements or both), in such installments or otherwise as the Committee may determine in its discretion. If the terms and conditions specified in the Award Agreement have not been satisfied by the end of the Restriction Period, the Restricted Stock Units subject to the Restriction Period shall become null and void, and the Participant shall forfeit all rights with respect to such Award.

9.3  Termination of Employment.   Except as otherwise determined by the Compensation Committee, upon termination of the Participant’s employment during the applicable Restriction Period, Restricted Stock Units that are at that time subject to restrictions shall be null and void, and the Participant shall forfeit all rights with respect to such Awards.

9.4  Settlement.   On the vesting date or dates of the Award, the Company shall, subject to the terms of the Plan and the Award Agreement, transfer to the Participant one Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Compensation Committee shall specify in the Award the purchase price, if any, to be paid by the Participant to the Company for such Shares and shall determine the methods by which the purchase price may be paid or deemed paid and the form of payment.

9.5  Additional Terms and Conditions.   Each Award of Restricted Stock Units, and all Shares issued in settlement of Restricted Stock Units, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement.

10.  Stock Appreciation Rights.

10.1  Grant of Stock Appreciation Rights.   The Compensation Committee may make Awards of Stock Appreciation Rights in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5. If a Stock Appreciation Right is granted to a Section 16(b) Insider, the Award Agreement shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of the Stock Appreciation Right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3.

10.2  General Terms.  A Stock Appreciation Right shall confer on the Participant the right to receive in Shares, cash or a combination thereof (as may be determined by the Compensation Committee in its discretion) the value equal to the excess of the Fair Market Value of one Share on the date of exercise over the exercise price for the Stock Appreciation Right, with respect to every Share for which the Stock Appreciation Right is granted (the “SAR Settlement Value”). At the time of grant, the Stock Appreciation Right must be designated by the Compensation Committee as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right. A tandem Stock Appreciation Right is a Stock Appreciation Right that is granted in tandem with an Option and only may be granted at the same time as the Option to which it relates. The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares, and the exercise of the related Option similarly shall cancel the tandem Stock Appreciation Right for a like number of Shares. Tandem Stock Appreciation Rights shall, except as specifically set forth in this Section 10 or in the applicable Award Agreement, be subject to the same terms and conditions as apply to the related Option. Stand-alone Stock Appreciation Rights shall, except as specifically set forth in this Section 10 or in the applicable Award Agreement, be subject to the same terms and conditions generally applicable to Nonstatutory Stock Options as set forth in Section 7.

10.3  Exercise Price.   The exercise price of each Stock Appreciation Right shall be determined by the Compensation Committee, but shall not be less than the Fair Market Value of the Common Stock on the Date of Grant.

10.4  Other Terms.   The Compensation Committee shall determine the term of each Stock Appreciation Right. The term shall commence on the Date of Grant and shall be 10 years or such shorter period as is determined by the Compensation Committee. The Compensation Committee also shall determine the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, the method of settlement and the form of consideration payable in settlement. The Compensation Committee may provide for Stock Appreciation Rights to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the satisfaction of Performance Criteria), as to such number of Shares or percentage of the Shares subject to the Stock Appreciation Right as the Compensation Committee determines.

10.5  Exercise.   Each Stock Appreciation Right may be exercised in whole or in part (but not as to fractional shares) by the delivery of an executed Notice of Exercise in the form prescribed from time to time by the Compensation Committee, accompanied by payment of any amounts required to be withheld for tax purposes under Section 14. If a Stock Appreciation Right is exercised by any person other than the Participant, the Compensation Committee may require satisfactory evidence that the person exercising the Option has the right to do so. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive the SAR Settlement Value from the Company for each Share as to which the Stock Appreciation Right has been exercised. The Company shall pay the SAR Settlement Value in Shares valued at Fair Market Value on the exercise date, in cash or any combination thereof, as determined by the Compensation Committee. The Compensation Committee may permit a Participant to elect to defer receipt of payment of all or part of the SAR Settlement Value pursuant to such rules and regulations as may be adopted by the Compensation Committee or as may be specified in the applicable Award Agreement, provided any such deferral shall satisfy the requirements of Section 409A of the Code and any regulations or rulings promulgated by the Internal Revenue Service thereunder.

10.6  Additional Terms and Conditions.   Each Award of Stock Appreciation Rights, and all Shares issued in settlement of Stock Appreciation Rights, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement.

11.  Other Stock-Based Awards.

The Compensation Committee may grant to Employees equity-based or equity-related Awards not otherwise described herein, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Compensation Committee shall determine from time to time in its sole discretion (“Other Stock-Based Awards”). Without limiting the generality of the foregoing, Other Stock-Based Awards may (a) involve the transfer of restricted or unrestricted shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (b) be subject to performance-based or service-based conditions, (c) be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions, (d) be designed to comply with Applicable Laws of jurisdictions other than the United States, and (e) be designed to qualify for the performance-based compensation exception under Section 162(m); provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Common Stock that is specified at the time of the grant of the Award. Cash awards, as an element of or supplement to any other Award under the Plan, also may be granted pursuant to this Section 11.

12.  Performance Based Awards.

12.1  Performance Criteria.   Awards made pursuant to the Plan may be made subject to the attainment of performance goals relating to one or more business criteria (“Performance Criteria”). For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), the Performance Criteria shall (a) be objective business criteria and otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Compensation Committee result in the achievement of performance goals being “substantially uncertain,” and (b) relate to one or more of the following performance measures: (i) revenues or net sales; (ii) earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; (iii) return on equity, investment, capital or assets; (iv) margins; (v) one or more operating ratios; (vi) borrowing levels, leverage ratios or credit ratings; (vii) market share; (viii) capital expenditures; (ix) cash flow; (x) stock price, growth in stockholder value relative to one or more stock indices or total stockholder return; (xi) budget and expense management; (xii) working capital turnover and targets; (xiii) sales of particular products or services, market penetration, geographic expansion or new concept development; (xiv) customer acquisition, expansion and retention; (xv) acquisitions and divestitures (in whole or in part), joint ventures, strategic alliances, spin-offs, split-ups and the like; (xvi) reorganizations, recapitalizations, restructurings and financings (debt or equity); (xvii) transactions that would constitute a Change in Control; or (xviii) any combination of the foregoing. Performance Criteria measures, and targets with respect thereto, determined by the Compensation Committee need not be based upon an increase, a positive or improved result or avoidance of loss.

12.2  Additional Provisions Applicable to Performance Criteria.   Any Performance Criteria may be used to measure the performance of the Company as a whole or with respect to any business unit, Subsidiary or business segment of the Company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group, in each case as specified by the Compensation Committee in the Award. To the extent required by Section 162(m), prior to the payment of any compensation under an Award intended to qualify as performance-based compensation under Section 162(m), the Compensation Committee shall certify the extent to which any such Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such Performance Criteria relate solely to the increase in the value of the Common Stock). To the extent Section 162(m) is applicable, the Compensation Committee may not in any event increase the amount of compensation payable to a Participant subject to Section 162(m) upon the satisfaction of any Performance Criteria.

12.3  Adjustments to Performance Criteria.   The Compensation Committee may, with respect to any Performance Period, make such adjustments to Performance Criteria as it may deem appropriate to compensate for, or reflect, (a) asset write-downs or write-ups; (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law, accounting principles or other laws or provisions affecting reported results; (d) discontinued operations and divestitures; (e) mergers, acquisitions and accruals for reorganization and restructuring programs; and (f) extraordinary or other unusual or non-recurring item; provided, however, with respect to Awards intended to qualify as performance-based compensation under Section 162(m), such adjustments shall be made only to the extent that the Compensation Committee determines that such adjustments may be made without a loss of deductibility of the compensation includible with respect to the Awards under Section 162(m).

12.4  Performance Periods.  The attainment of Performance Criteria shall be measured over performance periods of one year or more (“Performance Periods”), as may be established by the Compensation Committee. Performance Criteria for any Performance Period shall be established not later than the earlier of (a) 90 days after the beginning of the Performance Period, or (b) the time 25% of the Performance Period has elapsed.

12.5  Right of Recapture.   If, at any time after the date on which a Participant has been granted or becomes vested in or paid an Award pursuant to the achievement of Performance Criteria, the Compensation Committee determines that the earlier determination as to the achievement of the Performance Criteria was based on incorrect data and that in fact the Performance Criteria had not been achieved or had been achieved to a lesser extent than originally determined and a portion of the Award would not have been granted, vested or paid given the correct data, then (a) any portion of the Award that was so granted shall be forfeited and any related Shares (or, if such Shares were disposed of, the cash equivalent) shall be returned to the Company, (b) any portion of the Award that became so vested shall be deemed to be not vested and any related Shares (or, if such Shares were disposed of, the cash equivalent) shall be returned to the Company, and (c) any portion of the Award so paid to the Participant shall be repaid by the Participant to the Company upon notice from the Company, in each case as and to the extent provided by the Compensation Committee.

12.6  Section 162(m).   In the case of an Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Plan and such Award shall be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception.

13.  Restrictions on Transfer.

13.1  Restrictions on Transfer.   Subject to the further provisions of this Section 13.1, Awards may not be transferred other than by will or by the laws of descent and distribution, and during a Participant’s lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant’s incapacity, the person or persons legally appointed to act on the Participant’s behalf). No Award or any interest therein shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. The foregoing notwithstanding, Awards (other than Incentive Stock Options and Stock Appreciation Rights granted in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Compensation Committee in its discretion, subject to any terms and conditions which the Committee may impose thereon. If a transfer is approved by the Compensation Committee, the transfer shall only be effective upon written notice to the

Company given in such form and manner as may be prescribed by the Compensation Committee. Anything herein to the contrary notwithstanding, transfers of an Award by a Participant for consideration are prohibited.

13.2  Designation and Change of Beneficiary.   Each Participant may file with the Compensation Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Compensation Committee. The last such designation received by the Compensation Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Compensation Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be the Participant’s estate.

13.3  Provisions Applicable to Transferees.   A beneficiary, transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement or other document applicable to the Participant, except as otherwise determined by the Compensation Committee, and to any additional terms and conditions deemed necessary or appropriate by the Compensation Committee. The Compensation Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

14.  Withholding and Other Tax Provisions.

14.1  Withholding.   The Company may require the Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, foreign, local or other law to withhold with respect to the grant, vesting, exercise or settlement of an Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied in full. The Compensation Committee may, in its sole and absolute discretion in the particular case, permit or require a Participant to satisfy his or her tax withholding obligations by any of the following means (or a combination of any of the following means): (a) by paying cash to the Company, (b) by having the Company withhold a number of Shares that would otherwise be issued to the Participant (or become vested in the case of Restricted Shares) having a Fair Market Value equal to the tax withholding obligations, (c) surrendering a number of Shares the Participant already owns having a Fair Market Value equal to the tax withholding obligations, or (d) entering into such other arrangement as is acceptable to the Compensation Committee in its sole discretion. The value of any Shares withheld or surrendered may not exceed the employer’s minimum tax withholding obligation and, to the extent such Shares were acquired by the Participant from the Company as compensation, the Shares must have been held for the minimum period required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes. The Company shall also have the right to deduct from any and all cash payments otherwise owed to a Participant any federal, state, foreign, local or other taxes required to be withheld with respect to the Participant’s participation in the Plan.

14.2  Required Consent to and Notification of Section 83(b) Election.   No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of the laws of a jurisdiction outside the United States may be made in connection with an Award unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is so permitted to make such an election, the Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provisions of any tax law.

15.  Effect of Certain Corporate Changes and Changes in Control.

15.1  Basic Adjustment Provisions.   In the event the Compensation Committee determines that any stock dividend, stock split, combination of shares, extraordinary dividend of cash or assets, merger, consolidation, spin-off, recapitalization (other than the conversion of convertible securities according to their terms), reorganization, liquidation, dissolution or other similar corporate change, or any other increase, decrease or change in the Common Stock without receipt or payment of consideration by the Company, in the Compensation Committee’s sole discretion, affects the Common Stock such that an adjustment to the Awards or the Plan is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of:

(a) The number and kind of shares of Common Stock (or other securities or property) with respect to which an Award may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 4.1 on the maximum number and kind of Shares which may be issued under the Plan and the limitations in Section 4.3 on the maximum number of Shares that may be covered by Awards granted under the Plan to any single Participant in any calendar year);

(b) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;

(c) The grant, exercise or other purchase price per Share under any outstanding Awards; and

(d) The terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Criteria specified in an Award Agreement).

Notwithstanding the foregoing, (x) with respect to Incentive Stock Options, any such adjustments shall be made in accordance with Section 424(h) of the Code, (b) the Committee shall consider the impact of Section 409A of the Code on any such adjustments, and (z) no such adjustments may materially change the value of benefits available to a Participant under a previously granted Award.

15.2  Change in Control.   The Compensation Committee may provide with respect to any transaction that results in a Change in Control, either at the time an Award is granted or by action taken prior to the occurrence of the Change in Control, that a Change in Control shall have such effect as is specified by the Compensation Committee, or no effect, as the Compensation Committee in its sole discretion may provide. Without limiting the foregoing, the Compensation Committee may provide, either at the time an Award is granted or by action taken prior to the occurrence of the Change in Control, and without the consent or approval of any Participant, for one or more of the following actions or combination of actions with respect to some or all outstanding Awards (which actions may vary among individual Participants and may be subject to such terms and conditions as the Compensation Committee deems appropriate):

(a) Acceleration of the time at which Awards then outstanding vest and (as applicable) may be exercised in full for a limited period of time on or before a specified date fixed by the Compensation Committee (which will permit the Participant to participate with the Common Stock received upon exercise of an Award in the Change in Control transaction), after which specified date all unexercised Awards and all rights of Participants thereunder shall terminate;

(b) Acceleration of the time at which Awards then outstanding vest (and, in the case of Options, Stock Appreciation Rights and other applicable Awards, may be exercised so that such Options, Stock Appreciation Rights and other applicable Awards may be exercised in full for their then remaining term);

(c) The assumption of Awards (or any portion thereof) by the successor or survivor corporation, or a parent or Subsidiary thereof, or the substitution of awards covering the stock of the successor or survivor corporation, or a parent or Subsidiary thereof, for then outstanding Awards that have been issued under the Plan, with appropriate adjustments as to the number and kind of shares and grant, exercise or other purchase prices;

(d) The mandatory surrender to the Company for cancellation of any outstanding Awards and the purchase of the surrendered Awards for an amount of cash, securities or other property equal to the excess of the Fair Market Value of the vested shares of Common Stock subject to any such Award immediately prior to the occurrence of the Change in Control (and such additional portion of the Award as the Compensation Committee may determine) over the aggregate exercise or other purchase price (if any) of such shares; and

(e) The termination of any Award (or any portion thereof) concurrently with the closing or other consummation of the Change in Control transaction. If the Compensation Committee provides that an Award shall terminate concurrently with the closing or other consummation of the Change in Control transaction, each Participant shall have the right up to the closing or other consummation of the transaction to exercise all or any part of the Participant’s vested Awards.

15.3  Determination of Adjustments.   All determination of the Compensation Committee pursuant to this Section 15 shall be conclusive and binding on all persons for all purposes of the Plan.

15.4  No Restriction on Right of Company to Effect Corporate Changes.   The Plan shall not affect in any way the right or power of the Company to make or authorize any adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or that are convertible into or exchangeable for Common Stock, the dissolution or liquidation of the Company, any sale or transfer of all or any part of the assets or business of the Company or any of its Subsidiaries, or any other corporate act or proceeding, whether of a similar character or otherwise. Except as specifically provided in this Section 15 and authorized by the Compensation Committee, a Participant shall have no rights by reason of any such corporate act or proceeding, and no adjustment by reason thereof shall be made with respect to any outstanding Award or the Plan.

16.  Regulatory Compliance.

16.1  Conditions to Obligations of the Company.   The Company may, to the extent deemed necessary or advisable by the Compensation Committee, postpone the issuance or delivery of Shares or the payment of other benefits under any Award until:

(a) The completion of any registration or other qualification of such Shares under any state or federal securities law or under the rules and regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Compensation Committee shall, in its sole discretion, deem necessary or advisable;

(b) The admission to listing of, or other required action with respect to, such Shares on any and all stock exchanges or automated quotation systems upon which the Common Stock or other securities of the Company are then listed or quoted; and

(c) The compliance with all other requirements of Applicable Laws, as the Compensation Committee shall, in its sole discretion, deem necessary or advisable;

The Compensation Committee also may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as the Compensation Committee shall, in its sole discretion, deem necessary or advisable to comply with any requirements of Applicable Laws in connection with the grant of any Award or the issuance or delivery of Shares or the payment of other benefits under any Award. Without limiting the generality of the foregoing, if the Shares offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under federal, state or foreign securities laws, (x) the Company may require the Participant to represent and agree at the time of grant or exercise, as the case may be, that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel, and (y) the Company may restrict the transfer of such Shares, issue stop-transfer instructions and legend the certificates representing such Shares, in each case in such manner as it deems advisable to ensure the availability of any such exemption.

16.2  Limitation on Company Obligations.   The inability of the Company (after reasonable efforts) to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance or sale of any Awards or Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Awards or Shares as to which such requisite authority shall not have been obtained. Nothing contained herein shall be construed to impose on the

Company any obligation to register for offering or resale under the Securities Act, or to register or qualify under any other state, federal or foreign securities laws, any Shares, securities or interests in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made, and the Company shall have no liability for any inability or failure to do so.

16.3  Provisions Applicable to a Change in Control.   Anything in this Section 16 to the contrary notwithstanding, in connection with a Change in Control, the Company shall not take or cause to be taken any action, and shall not undertake or permit to arise any legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Shares or the payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the effective date of the Change in Control.

16.4  Exchange Act.  Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Compensation Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.

17.  Amendment or Termination of the Plan.

The Board of Directors may at any time and from time to time amend, suspend or terminate the Plan in whole or in part; provided that no such amendment may, without the approval of the stockholders of the Company, increase the number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 15) or effectuate a change for which stockholder approval is required: (a) in order for the Plan to continue to qualify under Section 422 of the Code; (b) under the corporate governance standards of any national securities exchange or automated quotation system applicable to the Company; or (c) for Awards to be eligible for the performance-based compensation exception under Section 162(m). In addition, no termination or amendment of the Plan shall materially alter or adversely affect the rights of any Participant in any outstanding Awards, without the consent of the Participant to whom the Awards have been granted.

18.  Term of the Plan.

The Plan shall continue until terminated by the Board of Directors pursuant to Section 17 or as otherwise set forth in the Plan, and no further Awards shall be made hereunder after the date of such termination. Unless earlier terminated, the Plan shall terminate 10 years after its initial approval by the Board of Directors (provided that Awards granted before termination shall continue in accordance with their terms).

19.  No Right to Awards or Continued Employment.

No person shall have any claim or right to receive grants of Awards under the Plan, and neither the Plan nor any action taken or omitted to be taken hereunder shall create or confer on any Participant the right to continued employment with the Company or its Subsidiaries or interfere with or to limit in any way the right of the Company or its Subsidiaries to terminate the employment of any Participant at any time or for any reason. The loss of any existing or potential profit in Awards shall not constitute an element of damages in the event of the termination of the employment of any Participant for any reason, even if the termination is in violation of an obligation of the Company or its Subsidiaries to the Participant. No Participant shall have any rights as a stockholder with respect to any Shares covered by or relating to any Award until the date of the issuance of a stock certificate with respect to such Shares.

20.  Effect of Plan Upon Other Awards and Compensation Plans.

Nothing in the Plan shall be construed to limit the right of the Company or any of its Subsidiaries (a) to establish any other forms of incentives or compensation for Employees, or (b) to grant or assume options, restricted stock or other equity-based awards otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options, restricted stock or other awards in connection with the acquisition of the business, securities or assets of any corporation, firm or business. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Subsidiaries, and no payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

21.  General Provisions.

21.1  Other Documents.   All documents prepared, executed or delivered in connection with the Plan shall be, in substance and form, as established and modified by the Compensation Committee or by persons under its direction and supervision; provided, however, that all such documents shall be subject in every respect to the provisions of the Plan, and in the event of any conflict between the terms of any such document and the Plan, the provisions of the Plan shall prevail.

21.2  No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Compensation Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock and any rights thereto shall be forfeited or otherwise eliminated (including by rounding to the nearest whole Share).

21.3  Payments in the Event of Forfeitures.   Unless otherwise determined by the Compensation Committee or otherwise specified in the applicable Award Agreement, in the event of the forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration within 10 days of the date of forfeiture or as soon thereafter as practicable.

21.4  Limitation on Repricing.   The Compensation Committee shall not, without the approval of the stockholders of the Company, amend or replace previously granted Options or Stock Appreciation Rights in a transaction that constitutes a “repricing,” as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange or the rules and regulations of the Securities and Exchange Commission.

21.5  Misconduct of a Participant.   Notwithstanding any other provision of the Plan or an Award Agreement, if a Participant commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action materially inimical to the best interests of the Company, as determined by the Compensation Committee, in its sole and absolute discretion, such Participant shall forfeit all rights and benefits under the Plan and any outstanding Awards.

21.6  Restrictive Legends.   The certificates for Shares delivered under the Plan shall include such legends, and shall be subject to such stop-transfer instructions, as the Compensation Committee deems appropriate to reflect any restrictions on the Shares.

21.7  Successors in Interest.   The provisions of the Plan, the terms and conditions of any Award and the actions of the Compensation Committee shall be binding upon the successors and assigns of the Company and permitted successors and assigns, heirs, executors, administrators and other legal representatives of Participants.

21.8  Severability.   If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Compensation Committee, such provision shall be construed or deemed amended to conform to Applicable Laws, or, if it cannot be so construed or deemed amended without, in the Compensation Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

21.9  Headings.   The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

21.10  Governing Law.   To the extent not preempted by federal law, the Plan and all rights hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to rules relating to conflicts of law.

21.11  Compliance With Section 162(m).   If any provision of the Plan or any Award Agreement relating to an Award that is designated as intended to comply with Section 162(m) does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

21.12  Compliance With Section 409A.   Awards under the Plan are intended either to (a) qualify as compensatory arrangements that do not constitute “deferred compensation” subject to Section 409A of the Code, or (b) satisfy the requirements of Section 409A of the Code so that Participants will not be liable for the payment of interest or additional tax thereunder, and the Plan and all Awards shall be construed accordingly. Any provision of the Plan or an Award Agreement that would cause the grant of an Award, or the payment, settlement or deferral thereof, to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code. To the extent necessary to comply with Section 409A of the Code, if a Participant is a specified employee, as defined in Treas. Reg. 1.409A-1(i), and any stock of the Company or of any affiliate is publicly traded on an established securities market or otherwise, no payment or benefit that is subject to Section 409A of the Code shall be made under this Plan on account of the Participant’s separation from service with the Company or its Subsidiaries within the meaning of Section 409A(a)(2)(A)(i) of the Code before the date that is the first day of the seventh month beginning after the date the Participant’s separation from service (or, if earlier, the date of death of the Participant or any other date permitted under Section 409A of the Code). To the extent necessary to comply with Section 409A Code, no Award that is a Nonstatutory Option or a Stock Appreciation Right shall contain or be amended to contain a “deferral feature” or an “additional deferral feature” within the meaning and usage of those terms under Section 409A of the Code and the administrative guidance thereunder.

21.13  Administration of the Plan in Foreign Countries.   The Compensation Committee may take any action consistent with the terms of the Plan, either before or after an Award has been granted, which the Compensation Committee deems necessary or advisable in order for the administration of the Plan and the grant of Awards thereunder to comply with the Applicable Laws of any foreign country, including but not limited to, modifying or amending the terms and conditions governing any Awards, modifying exercise procedures and other terms and procedures and establishing local country plans as sub-plans to the Plan.

21.14  Effective Date.   The Plan shall become effective upon adoption by the Board of Directors, subject to approval by the stockholders of the Company. The Plan will be submitted for the approval of the Company’s stockholders within 12 months of the date of the Board of Director’s initial adoption of the Plan. No Award may be exercised to any extent unless and until the Plan is so approved by the stockholders, and if such approval has not been obtained by the end of said 12-month period, the Plan and all Awards theretofore granted shall thereupon be canceled and become null and void.

Exhibit A
DEFINITIONS

The following terms, when used in the Plan, shall have the meanings, and shall be subject to the provisions, set forth below:

“Award” means an Option, Restricted Stock award, Restricted Stock Unit award, Stock Appreciation Right or Other Stock-Based Award granted to a Participant pursuant to the Plan.

“Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

“Applicable Laws” means the requirements relating to the administration of stock option and restricted stock plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

“Board of Directors” means the Board of Directors of the Company.

“Cashless Exercise” means the exercise of an Option through (a) the delivery of irrevocable instructions to a broker (i) to make a sale of a number of Shares issuable upon the exercise of the Option that results in proceeds in the amount required to pay the aggregate Option Price for all the shares as to which the Option is being exercised (and any required withholding tax, if authorized by the Compensation Committee) and (ii) to deliver such proceeds to the Company in satisfaction of such aggregate Option Price (and withholding tax obligation, if applicable), or (b) any other surrender to the Company of Shares issuable upon the exercise of the Option or vested Options in satisfaction of such aggregate Option Price (and withholding tax obligation, if applicable).

“Cause” means, with respect to any Participant, (a) “cause” as defined in an employment or consulting agreement applicable to the Participant, or (b) in the case of a Participant who does not have an employment or consulting agreement that defines “cause”: (i) any act or omission that constitutes a material breach by the Participant of any of his or her obligations under any agreement with the Company or any of its Subsidiaries; (ii) the willful and continued failure or refusal of the Participant substantially to perform the duties required of him or her as an Employee, or performance significantly below the level required or expected of the Participant, as determined by the Compensation Committee; (iii) the Participant’s willful misconduct, gross negligence or breach of fiduciary duty that, in each case or in the aggregate, results in material harm to the Company or any of its Subsidiaries; (iv) any willful violation by the Participant of any federal, state or foreign law or regulation applicable to the business of the Company or any of its Subsidiaries, or the Participant’s commission of any felony or other crime involving moral turpitude, or the Participant’s commission of an act of fraud, embezzlement or misappropriation; or (iv) any other misconduct by the Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its Subsidiaries. The Compensation Committee shall determine whether there has been a termination of employment for Cause, and each Participant shall agree, by acceptance of the grant of an Award and the execution of an Award Agreement, that the Compensation Committee’s determination is conclusive and binding on all persons for all purposes of the Plan.

“Change in Control” means the occurrence of any one of the following:

(a) Any election of directors of the Company takes place (whether by the directors then in office or by the stockholders at a meeting or by written consent) and a majority of the directors in office following such election are individuals who were not nominated by a vote of two-thirds of the members of the Board of Directors immediately preceding such election;

(b) One or more occurrences or events as a result of which any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of the Company’s then outstanding securities;

(c) A merger or consolidation of the Company with, or an acquisition of the Company or all or substantially all of its assets by, any other entity, other than a merger, consolidation or acquisition in which the individuals who were members of the Board of Directors of the Company immediately prior to such transaction continue to constitute a majority of the Board of Directors of the surviving corporation (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors of the holding company) for a period of not less than 12 months following the closing of such transaction; or

(d) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, solely with respect to any Award that is subject to Section 409A of the Code and payable upon a Change in Control, the term “Change in Control” shall mean an event described in one or more of the foregoing provisions of this definition, but only if it also constitutes a “change in control event” within the meaning of Treas. Reg. 1.409A-3(i)(5).

“Code” means the Internal Revenue Code of 1986, as amended, including the rules and regulations promulgated thereunder.

“Common Stock” means shares of Common Stock, par value $0.01 per share, of the Company and any other equity securities of the Company that may be substituted or resubstituted for such Common Stock pursuant to Section 15.

“Company” means Newpark Resources, Inc., a Delaware corporation, and any successor.

“Compensation Committee” means the Compensation Committee of the Board of Directors.

“Date of Grant” means the date of grant of an Award as set forth in the applicable Award Agreement.

“Disqualifying Disposition” has the meaning set forth in Section 7.8.3.

“Disability” means, with respect to any Participant who has an employment or consulting agreement that defines such term or a similar term, “disability” as defined in such agreement or, in the case of a Participant who does not have an employment or consulting agreement that defines such term or a similar term, the inability of the Participant to perform substantially all his duties as an Employee by reason of illness or incapacity for a period of more than six months, or six months in the aggregate during any 12-month period, established by medical evidence reasonably satisfactory to the Compensation Committee.

“Employee” means any person who is employed by the Company or one of its Subsidiaries, provided, however, that the term “Employee” does not include a non-employee Director or an individual performing services for the Company or a Subsidiary who is treated for tax purposes as an independent contractor at the time of performance of the services, whether such person is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan. For purposes of awards of Incentive Stock Options, “Employee” means any person, including an officer, who is so employed by the Company or any “parent corporation” or “subsidiary corporation” of the Company as defined in Sections 424(e) and 424(f) of the Code, respectively. An Employee shall not cease to be an Employee in the case of (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company, any of its Subsidiaries or any successor.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fair Market Value” means, as of any given date, the value of a share of Common Stock determined as follows:

(a) If the Common Stock is listed on an established stock exchange or a national market system, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on the principal exchange or system on which the Common Stock is then traded and as reported in The Wall Street Journal or such other source as the

Compensation Committee deems reliable, on such date or, if such date is not a trading day, on the trading day immediately preceding such date;

(b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock, as reported in The Wall Street Journal or such other source as the Compensation Committee deems reliable, on such date or, if such date is not a trading day, on the trading day immediately preceding such date; or

(c) In all other cases, the “fair market value” as determined by the Compensation Committee in good faith and using such financial sources as it deems relevant and reliable (but in any event not less than fair market value within the meaning of Section 409A of the Code).

“Incentive Stock Option” means an Option which qualifies as an “incentive stock option” under Section 422 of the Code and is designated as an Incentive Stock Option by the Compensation Committee. For avoidance of doubt, no Option awarded under the Plan will be an Incentive Stock Option unless the Compensation Committee expressly provides for Incentive Stock Option treatment in the applicable Award Agreement.

“Non-Qualified Stock Option” means an Option which is not an “incentive stock option” under Section 422 of the Code and includes any Option which is designated as a Non-Qualified Stock Option by the Compensation Committee.

“Option” means a right to purchase Shares upon payment of the Option Price.

“Option Price” means the purchase price per Share deliverable upon the exercise of an Option in order for the Option (or applicable portion thereof) to be exchanged for Shares.

“Other Stock-Based Awards” has the meaning set forth in Section 11.

“Participant” means any Employee who has been granted an Award.

“Performance Criteria” has the meaning set forth in Section 12.1 of the Plan.

“Performance Period” has the meaning set forth in Section 12.4 of the Plan.

“Plan” means the Newpark Resources, Inc. 2006 Equity Incentive Plan.

“Restricted Stock” means Shares awarded to a Participant under Section 8, the rights of ownership of which are subject to restrictions prescribed by the Compensation Committee.

“Restricted Stock Unit” means a right granted to a Participant under Section 9 to receive Shares upon the satisfaction of Performance Criteria or other criteria specified by the Compensation Committee, such as continuous service, at the end of a specified Restriction Period.

“Restriction Period” means the period or periods during which any forfeiture or vesting restrictions, restrictions on transferability or other restrictions shall apply to any Award, as determined by the Compensation Committee in its discretion, consistent with the provisions of the Plan.

“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

“SAR Settlement Value” has the meaning set forth in Section 10.2.

“Section 16(b) Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Section 162(m)” means Section 162(m) of the Code and the regulations promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means shares of the Company’s Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 15, and any successor security.

“Stock Appreciation Right” means a right granted to a Participant under Section 10 that entitles the Participant to receive a payment in Shares, cash or a combination thereof measured by the increase in the Fair Market Value of a Share over the exercise price of the Stock Appreciation Right, as established by the Compensation Committee on the Date of Grant.

“Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act; provided, however, for purposes of Awards of Incentive Stock Options, “Subsidiary” means any entity that is a subsidiary of the Company within the meaning of Section 424(f) of the Code”, and for purposes of Awards of Nonstatutory Options, “Subsidiary” means a corporation or other entity in an chain of corporations and/or other entities in which the Company has a “controlling interest” within the meaning of Treas. Reg. 1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears.

NEWPARK RESOURCES, INC. 2700 RESEARCH FOREST DRIVE SUITE 100 THE WOODLANDS, TEXAS 77381	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors Nominees	☐	☐	☐

01 David C. Anderson	02 Jerry W. Box	03 G. Stephen Finley	04 Paul L. Howes	05 James W. McFarland
06 Gary L. Warren

The Board of Directors recommends you vote FOR the following proposal(s):		For	Against	Abstain

2	To amend the 2006 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder from 2,000,000 to 5,000,000 shares of common stock.	☐	☐	☐

3	The ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year 2009.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is! are available at www.proxyvote.com.

NEWPARK RESOURCES, INC.
This proxy is solicited by shareholders
Annual meeting of the board of directors
6/10/2009 10:00 AM
The shareholder(s) hereby appoint(s) Paul L. Howes and Mark J. Airola, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of NEWPARK RESOURCES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, CDT on 6/10/2009, at the The Marriott Woodlands Waterway Hotel, 1601 Lake Robbins Drive, The Woodlands, Texas 77380, and any adjournment or postponement thereof.
Continued and to be signed on reverse side